                                                                   EXHIBIT 10.02

                                   AGREEMENT



                       ENTERED INTO AS OF AUGUST 15, 1996



                               BETWEEN AND AMONG



               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP
                            CRE MANAGEMENT III CORP.
                      CRESCENT REAL ESTATE EQUITIES, INC.
                              GREENWAY PLAZA, LTD.
                              NINE GREENWAY, LTD.
                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                              NW GREENWAY #1, INC.
                              NW GREENWAY #9, INC.
                     K-P GREENWAY PLAZA LIMITED PARTNERSHIP
                               J/K - G/P #1, LTD.
                               EDLOE DEVCO, CORP.
                                 MELVIN A. DOW
                               J/K - G/P #9, LTD.
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                           KILICO REALTY CORPORATION
                          KEMPER PORTFOLIO CORPORATION
                               K-P GREENWAY, INC.
                             THE PRIME GROUP, INC.
                       PRIME/SCHNITZER GREENWAY PARTNERS
                     GREENWAY PLAZA ACQUISITION CORPORATION
                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
                                      AND
                           KFC PORTFOLIO CORPORATION

                               TABLE OF CONTENTS


                                                                                                                  Page
                                                                                                                  ----
I.       GENERAL              . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
         1.1.      The Partnerships   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
         1.2.      The Greenway Properties    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
         1.3.      The Partnership Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
         1.4.      The NML Loans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1
         1.5.      The K-P Loans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
         1.6.      The Kemper Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2
         1.7.      Other Parties    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           3
         1.8.      Individual Guaranties    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4
         1.9.      Agreement    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5

II.      CONTRIBUTIONS OF LOANS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5
         2.1.      Contribution of K-P Loans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           5
         2.2.      Second Amendment of Partnership Agreements   . . . . . . . . . . . . . . . . . . . . .           5
         2.3.      Redemption of K-P's Partnership Interests    . . . . . . . . . . . . . . . . . . . . .           5
         2.4.      Third Amendment of Partnership Agreements    . . . . . . . . . . . . . . . . . . . . .           6
         2.5.      Contribution of NML Loans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           6
         2.6.      Contribution of Kemper Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7
         2.7.      Fourth Amendment of Partnership Agreements   . . . . . . . . . . . . . . . . . . . . .           7

III.     MERGER OF PARTNERSHIPS; REDEMPTION OF PARTNERSHIP INTERESTS    . . . . . . . . . . . . . . . . .           8
         3.1.      Merger     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8
         3.2.      Conveyance and Releases    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           8
         3.3.      Sixth Amendment of Partnership Agreement   . . . . . . . . . . . . . . . . . . . . . .           8
         3.4.      Redemption of Partnership Interests    . . . . . . . . . . . . . . . . . . . . . . . .           8
         3.5.      Seventh Amendment of Partnership Agreement   . . . . . . . . . . . . . . . . . . . . .           9

IV.      CONTRIBUTION TO NEWCO    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           9
         4.1.      Contribution of Greenway Assets to Newco   . . . . . . . . . . . . . . . . . . . . . .           9
         4.2.      Closing Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          11

V.       REDEMPTION OR SURRENDER OF PARTNERSHIP INTERESTS   . . . . . . . . . . . . . . . . . . . . . . .          36
         5.1.      Redemption or Surrender of Partnership Interests   . . . . . . . . . . . . . . . . . .          36
         5.2.      Continuation of 9 Greenway   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          37

VI.      PAYMENT OF NOTES     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          37
         6.1.      Payment of Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          37

VII.     TERMINATION AND RELEASE AGREEMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          38
         7.1.      Affected Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          38
         7.2.      Releases and Agreements Concerning Affected Agreements   . . . . . . . . . . . . . . .          39
         7.3.      Releases and Agreements by Certain Partners or Former Partners   . . . . . . . . . . .          40

VIII.    PURCHASE OF REIT STOCK   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          41
         8.1.      Purchase of Stock by NML   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          41
         8.2.      Purchase of Stock by Kemper  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          41

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
                                                                                                                  Page
                                                                                                                  ----
         8.3.      Lock-up Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          41
         8.4.      Registration Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          42
         8.5.      Purchase Price Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          43
         8.6.      Issuance of Additional Common Stock  . . . . . . . . . . . . . . . . . . . . . . . . .          45

IX.      EARNEST MONEY; INSPECTION PERIOD   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          47
         9.1.      Earnest Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          47
         9.2.      Inspection Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          50
         9.3.      Inspection and Due Diligence Rights  . . . . . . . . . . . . . . . . . . . . . . . . .          50
         9.4.      Tenant Estoppel Letters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          52
         9.5.      Information as to Existing Leases  . . . . . . . . . . . . . . . . . . . . . . . . . .          53

X.       CLOSING              . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          53
         10.1.     Closing Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          53
         10.2.     Closing    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          55
         10.3.     Closing Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          55

XI.      REPRESENTATIONS AND WARRANTIES OF CRESCENT PARTIES   . . . . . . . . . . . . . . . . . . . . . .          56
         11.1.     Representations and Warranties of Crescent Parties   . . . . . . . . . . . . . . . . .          56
         11.2.     Survival of Representations and Warranties   . . . . . . . . . . . . . . . . . . . . .          58

XII.     REPRESENTATIONS AND WARRANTIES OF ACTING GREENWAY PARTIES  . . . . . . . . . . . . . . . . . . .          58
         12.1.     Representations and Warranties of Acting Greenway Parties  . . . . . . . . . . . . . .          58
         12.2.     Survival of Representations and Warranties . . . . . . . . . . . . . . . . . . . . . .          65
         12.3.     Liability of Century and Dow   . . . . . . . . . . . . . . . . . . . . . . . . . . . .          66

XIII.    CONDITIONS           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          66
         13.1.     Conditions to Obligations of Crescent Parties  . . . . . . . . . . . . . . . . . . . .          66
         13.2.     Conditions to Obligations of Acting Greenway Parties   . . . . . . . . . . . . . . . .          71
         13.3.     Qualification to Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          74
         13.4.     Failure of Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          75
         13.5.     Sharing of Partnership Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .          81

XIV.     MISCELLANEOUS        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          81
         14.1.     Assumed Obligations; Cross-Indemnity Agreements  . . . . . . . . . . . . . . . . . . .          81
         14.2.     Covenants of Certain Greenway Parties  . . . . . . . . . . . . . . . . . . . . . . . .          86
         14.3.     Arbitration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          92
         14.4.     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          94
         14.5.     Successors and Assigns   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          94
         14.6.     Survival of Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          94
         14.7.     Modification; Waiver; Etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          95
         14.8.     Entire Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          95
         14.9.     Reliance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          95
         14.10.    Notices    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          95
         14.11.    Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         101
         14.12.    Captions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         101
         14.13.    Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         101

                                                                                                                  Page
                                                                                                                  ----
         14.14.    Partial Invalidity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         101
         14.15.    Time of the Essence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         101
         14.16.    Attorneys' Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         101
         14.17.    Dow Intention  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         101
         14.18.    Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         102

                                   SCHEDULES


Schedule                           Description                                                         Reference*
- --------                           -----------                                                         ---------
    I       Description of Partnership Agreements                                                    1.3

   II       Description of NML Loans, K-P Loans, and Kemper Loans                                    1.4; 1.5; 1.6; 12.1(n);
                                                                                                     12.1(o); 12.1(p)

   III      Form of Second Amendment of Amended and Restated Agreement of Limited Partnership        2.2(a)
            of Greenway

   IV       Form of Second Amendment of Agreement of Limited Partnership of 9 Greenway               2.2(b)

    V       Form of Third Amendment of Amended and Restated Agreement of Limited Partnership of      2.4
            Greenway

   VI       Form of Amendment of Certificate of Limited Partnership of Greenway Reflecting the       2.4
            Withdrawal of K-P Greenway Plaza Limited Partnership

   VII      Form of Third Amendment of Agreement of Limited Partnership of 9 Greenway                2.4

  VIII      Form of Amendment of Certificate of Limited Partnership of 9 Greenway Reflecting the     2.4
            Withdrawal of K-P Greenway Plaza Limited Partnership

   IX       Form of Fourth Amendment of Amended and Restated Agreement of Limited Partnership        2.7(a); 12.1(f)
            of Greenway

    X       Form of Fourth Amendment of Agreement of Limited Partnership of 9 Greenway               2.7(b); 12.1(f)

   XI       Form of Fifth Amendment of Amended and Restated Agreement of Limited Partnership         3.1
            of Greenway

   XII      Form of Fifth Amendment of Agreement of Limited Partnership of 9 Greenway                3.1

  XIII      Form of Plan of Merger                                                                   3.1

   XIV      Form of Certificate of Merger                                                            3.1

   XV       Form of Conveyance and Assignment                                                        3.2

   XVI      Form of Sixth Amendment of Agreement of Limited Partnership of 9 Greenway                3.3

  XVII      Form of Seventh Amendment of Agreement of Limited Partnership of 9 Greenway              3.5

  XVIII     Form of Amendment of Certificate of Limited Partnership of 9 Greenway                    3.5

Schedule                           Description                                                         Reference*
- --------                           -----------                                                         ---------
   XIX      Form of Conveyance and Assignment of Greenway Assets to Newco                            4.1(a); 4.1(c);
                                                                                                     4.2(a)(iii)(b); 4.2(c)(III);
                                                                                                     12.1(r); 12.1(s)

   XX       Form of Newco Partnership Agreement                                                      4.1(a); 4.1(b); 10.3(a)

   XXI      Form of Certificate of Limited Partnership of Newco                                      4.1(b); 10.3(a)

  XXII      Form of Guaranty of Payment of Nomura Note                                               4.1(e); 10.3(a)

  XXIII     Aim Lease Amendments                                                                     4.2(a)(vi)

  XXIV      1996 Capital Budget for Greenway                                                         4.2(a)(vii); 4.2(b)(i);
                                                                                                     4.2(b)(IV)

   XXV      1996 Capital Budget for 9 Greenway                                                       4.2(a)(VII); 4.2(b)(i);
                                                                                                     4.2(b)(IV)

  XXVI      Form of Redemption Agreement                                                             5.1(a)

  XXVII     Form of Registration Agreement                                                           8.4

 XXVIII     Form of Escrow Agreement                                                                 9.1

  XXIX      Form of Tenant Estoppel Letter                                                           9.4

   XXX      Schedule of Major Tenants                                                                9.4

  XXXI      Form of Substitute Certificate                                                           9.4(a)

  XXXII     Schedule of Existing Leases                                                              4.2(a)(vi); 9.4(a); 9.5;
                                                                                                     12.1(r); 12.1(s)

 XXXIII     Required Consents and Approvals; Conflicts With Agreements of Crescent Parties           10.3(a); 11.1(e); 11.1(f)

  XXXIV     Required Consents and Approvals; Conflicts With Agreements of Warranting Parties         12.1(j); 12.1(k)

  XXXV      Agreements Affecting NML Loans                                                           12.1(n)

  XXXVI     Agreements Affecting K-P Loans                                                           12.1(o)

 XXXVII     Agreements Affecting Kemper Loans                                                        12.1(p)

 XXXVIII    Schedule of Contracts                                                                    12.1(s), 14.2(c); 14.2(c)(iii)

  XXXIX     Required Consents and Approvals; Conflicts With Agreements of J/K#1, J/K#9,              12.1(x); 12.1(y)
            Century, or Dow

   XL       Title Commitment                                                                         13.1(f)

   XLI      Form of Assumption and Indemnity Agreement                                               13.2(j)

  XLII      Existing Environmental Reports                                                           14.1(a)(iii)

- ---------------
*Reference in bolded italic type indicates where defined.

                                   AGREEMENT


          This AGREEMENT ("AGREEMENT") is made and entered into effective as of the 15th day of August 1996, between and among CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership ("CRE"), CRE MANAGEMENT III CORP., a Delaware corporation ("SPC"), CRESCENT REAL ESTATE EQUITIES, INC., a Maryland corporation ("REIT"), GREENWAY PLAZA, LTD., a Texas limited partnership ("GREENWAY"), NINE GREENWAY, LTD., a Texas limited partnership ("9 GREENWAY"), THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation ("NML"), NW GREENWAY #1, INC., a Texas corporation ("GP#1"), NW GREENWAY #9, INC., a Texas corporation ("GP#9"), K-P GREENWAY PLAZA LIMITED PARTNERSHIP, an Illinois limited partnership ("K-P"), J/K - G/P #1, LTD., a Texas limited partnership ("J/K#1"), EDLOE DEVCO, CORP., a Nevada corporation doing business in Texas under the name Century Devco, Inc. ("CENTURY"), MELVIN
A. DOW, a resident of Harris County, Texas ("DOW"), J/K - G/P #9, LTD., a Texas limited partnership ("J/K#9"), KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois corporation ("KEMPER"), and the other parties listed below in Section 1.7,

                                  WITNESSETH:

                                       I.

                                    GENERAL

          1.1. The Partnerships. GP#1, K-P and J/K#1 are the general partners and NML, Century, and Dow are the limited partners of Greenway. GP#9, K-P and J/K#9 are the general partners and NML is the sole limited partner of 9 Greenway. Greenway and 9 Greenway are sometimes hereinafter individually referred to as a "PARTNERSHIP" or collectively as the "PARTNERSHIPS."

          1.2. The Greenway Properties. The Partnerships are the owners (in separate portions) of a mixed-use development located in Houston, Texas, consisting of ten (10) office buildings, retail and storage space, a hotel, private athletic club, central heated and chilled water plant, and six (6) parking garages and commonly known as "Greenway Plaza" (the "GREENWAY PROPERTIES").

          1.3. The Partnership Agreements. The limited partnership agreements relating to the Partnerships, with all amendments thereto, are described in Schedule I attached hereto and incorporated herein, and, as so amended, are herein sometimes individually referred to as a "PARTNERSHIP AGREEMENT" or collectively as the "PARTNERSHIP AGREEMENTS." For convenience, the partnership interest of a partner in a Partnership is herein sometimes called the "PARTNERSHIP INTEREST" of such partner in said Partnership.

          1.4. The NML Loans. NML has made certain loans to the respective Partnerships which are described in Schedule II attached hereto and incorporated herein and are herein collectively called the "NML LOANS." The NML Loans include (a) loans (herein collectively called "NML GREENWAY PARTNER LOANS") from NML to Greenway described in Schedule II as Category I Existing Loans, Category II Existing Loans, Category III Existing Loans, Committed Partner Loans, Class B Shared Excess Partner Loans, and Class A Shared Excess Partner Loans; (b) loans (herein collectively called "NML 9 GREENWAY PARTNER LOANS") from NML to 9 Greenway described in Schedule II as Existing Loans, Committed Partner

Loans, Class B Shared Excess Partner Loans, and Class A Shared Excess Partner Loans; (c) the loan from NML to 9 Greenway described in Schedule II as, and herein sometimes called, the "NML RENEWAL NOTE"; and (d) the loan from NML to 9 Greenway described in Schedule II as, and herein sometimes called, the "NML NOTE." The NML Renewal Note is more fully described as the "NML Renewal Note" in the First Amendment of Agreement of Limited Partnership of Nine Greenway, Ltd., dated as of June 30, 1994; and the NML Note is the August 21, 1989, promissory note from 9 Greenway to NML described in and secured by the "NG Second Deed of Trust" and "NG Second Lease Assignment" described in said First Amendment of Agreement of Limited Partnership of Nine Greenway, Ltd. In the event that at any time or times prior to the Closing Date NML makes any additional "Class A Shared Excess Partner Loan" or any "Single Excess Partner Loan" (as defined in the Greenway Partnership Agreement) to Greenway, each such additional Class A Shared Excess Partner Loan and Single Excess Partner Loan remaining unpaid as of the Closing Date will be included in the "NML Greenway Partner Loans" for all purposes of this Agreement. Likewise, in the event that at any time or times prior to the Closing Date NML makes any additional "Class A Shared Excess Partner Loan" or any "Single Excess Partner Loan" (as defined in the 9 Greenway Partnership Agreement) to 9 Greenway, each such additional Class A Shared Excess Partner Loan and Single Excess Partner Loan remaining unpaid as of the Closing Date will be included in the "NML 9 Greenway Partner Loans" for all purposes of this Agreement.

          1.5. The K-P Loans. K-P is the owner and holder (as assignee of The Equitable Life Assurance Society of the United States) of certain loans owing by the respective Partnerships which are described in Schedule II attached hereto and incorporated herein and are herein collectively called the "K-P LOANS." The K-P Loans include (a) loans (herein collectively called "K-P GREENWAY PARTNER LOANS") owing from Greenway to K-P described in Schedule II as Category I Existing Loans, Category II Existing Loans, and Category III Existing Loans; and (b) loans (herein collectively called "K-P 9 GREENWAY PARTNER LOANS") owing from 9 Greenway to K-P described in Schedule II as Existing Loans.

          1.6. The Kemper Loans. Kemper has made certain loans to the respective Partnerships which are described in Schedule II attached hereto and incorporated herein and are herein collectively called the "KEMPER LOANS." The Kemper Loans include (a) loans (herein collectively called "KEMPER GREENWAY PARTNER LOANS") from Kemper to Greenway described in Schedule II as Committed Partner Loans, Class B Shared Excess Partner Loans, and Class A Shared Excess Partner Loans; (b) loans (herein collectively called "KEMPER 9 GREENWAY PARTNER LOANS") from Kemper to 9 Greenway described in Schedule II as Committed Partner Loans, Class B Shared Excess Partner Loans, and Class A Shared Excess Partner Loans; and (c) the loan from Kemper to 9 Greenway described in Schedule II as, and herein sometimes called, the "KEMPER NOTE," being the August 21, 1989, promissory note from 9 Greenway to Kemper described in and secured by the "NG Second Deed of Trust" and "NG Second Lease Assignment" described in said First Amendment of Agreement of Limited Partnership of Nine Greenway, Ltd. In the event that at any time or times prior to the Closing Date Kemper makes any additional "Class A Shared Excess Partner Loan" or any "Single Excess Partner Loan" (as defined in the Greenway Partnership Agreement) to Greenway, each such additional Class A Shared Excess Partner Loan and Single Excess Partner Loan remaining unpaid as of the Closing Date will be included in the "Kemper Greenway Partner Loans" for all purposes of this Agreement. Likewise, in the event that at any time or times prior to the Closing Date Kemper makes any additional "Class A Shared Excess Partner Loan" or any "Single Excess Partner Loan" (as defined in the 9 Greenway Partnership Agreement) to 9 Greenway, each such additional Class A Shared Excess Partner Loan and Single Excess Partner Loan remaining unpaid as of the Closing Date will be included in the "Kemper 9 Greenway Partner Loans" for all purposes of this Agreement

          1.7.      Other Parties.

          (a) In addition to the parties to this Agreement named hereinabove, the following parties, who are parties to agreements affected by this Agreement or have interests, directly or indirectly, in K-P or in the K-P Loans or Kemper Loans, are joining in execution of this Agreement to evidence their consent and agreement to this Agreement and the consummation of the transactions contemplated hereby, insofar as their respective interests are concerned, namely:

     (i) KILICO Realty Corporation, an Illinois corporation ("KILICO REALTY"), a shareholder of K-P Inc.;

     (ii) Kemper Portfolio Corporation, a Delaware corporation ("KEMPER PORTFOLIO"), a holder of interests in certain K-P Loans or Kemper Loans under participation or other agreements with K-P or Kemper;

     (iii) K-P Greenway, Inc., an Illinois corporation ("K-P INC."), the general partner of K-P;

     (iv) The Prime Group, Inc., an Illinois corporation ("PRIME"), a shareholder of K-P Inc. and a general partner of P/S;

     (v) Prime/Schnitzer Greenway Partners, a Texas general partnership ("P/S"), a limited partner in K-P;

     (vi) Greenway Plaza Acquisition Corporation, a Nevada corporation ("GP ACQUISITION"), a general partner in P/S, a limited partner in K-P, and a holder of an interest in a Kemper Loan under a participation agreement with Kemper;

     (vii) Federal Kemper Life Assurance Company, an Illinois corporation ("FEDERAL KEMPER"), a holder of interests in certain K-P Loans or Kemper Loans under participation or other agreements with K-P or Kemper; and

     (viii) KFC Portfolio Corporation, a Delaware corporation ("KFC"), a holder of interests in certain K-P Loans or Kemper Loans under participation or other agreements with K-P or Kemper.

KILICO Realty, Kemper Portfolio, K-P Inc., Prime, P/S, GP Acquisition, Federal Kemper, and KFC are referred to herein as the "NON-ACTING GREENWAY PARTIES."

          (b) Each of the Non-Acting Greenway Parties (severally, a "WARRANTING PARTY") severally warrants and represents that (i) the execution, delivery, and performance of this Agreement by such Warranting Party has been duly and validly authorized by all necessary corporate or partnership action of such Warranting Party; (ii) this Agreement has been duly executed and delivered by an officer, partner or authorized representative or agent of such Warranting Party; (iii) this Agreement constitutes a legal, valid and binding obligation of such Warranting Party, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws or judicial decisions affecting the rights and remedies of creditors generally, and general principles of equity, including, without limitation, requirements of good faith, fair dealing and reasonableness, the possible unavailability of particular equitable remedies, the possible availability of equitable defenses, and concepts of materiality, unconscionable conduct of an enforcing party or impracticability or impossibility of performance; (iv) such Warranting Party is not a debtor party to any bankruptcy, reorganization, insolvency or similar proceedings; and (v) such Warranting Party has not relied upon or engaged any real estate broker or other finder in connection with or to assist such Warranting Party in entering into or consummating the transactions contemplated by this Agreement, except only that K-P Inc., acting in its capacity as general partner of K-P, has executed the Eastdil Agreement described in paragraph 12.1(bb) on behalf of and as the act and deed of K-P.

          (c)  It is expressly stipulated and provided, however, that:

     (i) none of the Non-Acting Greenway Parties shall have any corporate or personal liability whatsoever under this Agreement or in connection with any of the transactions contemplated by this Agreement, except for liability for obligations of such Non-Acting Greenway Parties for their respective agreements, representations and warranties which are provided for in this
               Section 1.7, and except for liability of K-P Inc. in its capacity as general partner of K-P for the agreements, representations and warranties of K-P contained elsewhere in this Agreement;

     (ii) the agreements, representations and warranties of each Non-Acting Greenway Party provided for in this Section 1.7 (and any liabilities or obligations resulting from a breach or default thereof or thereunder) are and shall be several agreements, representations, warranties, liabilities and obligations of such Non-Acting Greenway Party, and no other Non-Acting Greenway Party shall be responsible therefor; and

     (iii) without limiting the generality of the foregoing, none of the Non-Acting Greenway Parties shall have any corporate or personal liability for the performance of any of the agreements or undertakings of GP#1, GP#9, NML, Kemper, CRE, REIT, SPC, Greenway, 9 Greenway, or Newco under or in connection with or pursuant to this Agreement, nor shall any of the Non-Acting Greenway Parties other than K-P Inc. have corporate or personal liability for the performance of any of the agreements or undertakings of K-P under or in connection with or pursuant to this Agreement.

          (d) It is expressly stipulated and provided that all of the undertakings, agreements, representations, warranties and other provisions of this Agreement under which any of the Non-Acting Greenway Parties
(other than K-P Inc. in its capacity as general partner of K-P) could be charged with liability are contained in this Section 1.7, and neither CRE, REIT, SPC, any other party to this Agreement, or any person claiming through any of them shall assert any liability or claim against any of the Non-Acting Greenway Parties (other than liability of or claims against K-P Inc. in its capacity as general partner of K-P) under any provision of this Agreement which is not contained in this Section 1.7.

          1.8. Individual Guaranties. Incident to the execution and delivery of this Agreement and to induce the Crescent Parties (as defined in Section 11.1) to enter into and deliver this Agreement, each of Century, Dow, J/K#1, J/K#9, J/K Holdings, Inc., Kenneth Schnitzer, and Joan Weingarten Levy is executing and delivering an individual conditional limited guaranty or amendment of limited guaranty (collectively, the "INDIVIDUAL GUARANTIES") of a portion of the indebtedness represented by the Nomura Note (as defined in subparagraph 4.2(b)(vi)) to become effective on the Closing Date (as defined in paragraph 10.1(a)) if the Closing (as defined in Section 7.2) occurs, immediately prior to the transactions and actions described and provided for in Article II below. CRE acknowledges receipt of executed original counterparts of each of the Individual Guaranties.

          1.9. Agreement. Subject to the terms and conditions and in consideration of the mutual covenants and agreements set forth herein, the parties to this Agreement hereby agree to effect and consummate the transactions described hereinafter.

                                      II.

       CONTRIBUTIONS OF LOANS; REDEMPTION OF PARTNERSHIP INTERESTS OF K-P

          2.1. Contribution of K-P Loans. Upon and subject to the terms and conditions hereinafter set forth, on the Closing Date (as defined in paragraph 10.1(a)):

     (a) K-P agrees to contribute to the capital of Greenway all of the K-P Greenway Partner Loans as to the unpaid principal and interest remaining unpaid thereon as of the Closing Date; and

     (b) K-P agrees to contribute to the capital of 9 Greenway all of the K-P 9 Greenway Partner Loans as to the unpaid principal and interest remaining unpaid thereon as of the Closing Date.

          2.2. Second Amendment of Partnership Agreements. Upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and incident to the contributions of the K-P Loans to the respective Partnerships pursuant to Section 2.1:

     (a) GP#1, K-P, J/K#1, NML, Century, and Dow shall execute and deliver a Second Amendment of Amended and Restated Agreement of Limited Partnership of Greenway Plaza, Ltd., in substantially the form of
          Schedule III attached hereto and incorporated herein; and

     (b) GP#9, K-P, J/K#9, and NML shall execute and deliver a Second Amendment of Agreement of Limited Partnership of Nine Greenway, Ltd., in substantially the form of Schedule IV attached hereto and incorporated herein.

          2.3. Redemption of K-P's Partnership Interests. Upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in Sections 2.1 and 2.2, the following shall occur:

     (a) The Partnership Interest of K-P in Greenway shall be redeemed, and K-P shall surrender its Partnership Interest in Greenway. No consideration (other than the mutual agreements of the parties to this Agreement) shall be paid or payable to K-P for the redemption or surrender of K-P's Partnership Interest in Greenway.

     (b) The Partnership Interest of K-P in 9 Greenway shall be redeemed, and K-P shall surrender its Partnership Interest in 9 Greenway. No consideration (other than the mutual agreements of the parties to this Agreement) shall be paid or payable to K-P for the redemption or surrender of K-P's Partnership Interest in 9 Greenway.

          2.4. Third Amendment of Partnership Agreements. If the Closing occurs, GP#1, J/K#1, NML, Century, and Dow consent to the redemption of the Partnership Interest of K-P in Greenway as provided for in paragraph 2.3(a) and stipulate and agree that Greenway shall not be dissolved by reason of the redemption of such Partnership Interest. Rather, Greenway shall continue in existence as a Texas limited partnership with GP#1 and J/K#1 as the general partners and NML, Century, and Dow as the limited partners of such limited partnership. Further, if the Closing occurs, to effect the redemption of the Partnership Interest of K-P in Greenway provided for in paragraph 2.3(a) and to reflect the agreement for continuation of Greenway as a Texas limited partnership as provided for herein, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in Sections 2.1, 2.2, and 2.3, each of GP#1, K-P, J/K#1, NML, Century, and Dow shall execute and deliver a Third Amendment of Amended and Restated Agreement of Limited Partnership of Greenway Plaza, Ltd., in substantially the form of Schedule V attached hereto and incorporated herein and each of GP#1, K-P, and J/K#1 shall execute, deliver and file in the office of the Secretary of State of the State of Texas an Amendment of the Certificate of Limited Partnership of Greenway in the form of Schedule VI attached hereto and incorporated herein. If the Closing occurs, GP#9, J/K#9 and NML consent to the redemption of the Partnership Interest of K-P in 9 Greenway as provided for in paragraph 2.3(b) and stipulate and agree that 9 Greenway shall not be dissolved by reason of the redemption of such Partnership Interest. Rather, 9 Greenway shall continue in existence as a Texas limited partnership with GP#9 and J/K#9 as the general partners and NML as the limited partner of such limited partnership. Further, if the Closing occurs, to effect the redemption of the Partnership Interest of K-P in 9 Greenway provided for in paragraph 2.3(b) and to reflect the agreement for continuation of 9 Greenway as a Texas limited partnership as provided for herein, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in Sections 2.1, 2.2, and 2.3, each of GP#9, K-P, J/K#9, and NML shall execute and deliver a Third Amendment of Agreement of Limited Partnership of Nine Greenway, Ltd., in substantially the form of Schedule VII attached hereto and incorporated herein and each of GP#9, K-P, and J/K#9 shall execute, deliver and file in the office of the Secretary of State of the State of Texas an Amendment of the Certificate of Limited Partnership of 9 Greenway in the form of Schedule VIII attached hereto and incorporated herein.

          2.5. Contribution of NML Loans. Upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in Sections 2.1, 2.2, 2.3, and 2.4:

     (a) NML agrees to contribute to the capital of Greenway all of the NML Greenway Partner Loans as to the unpaid principal and interest remaining unpaid thereon as of the Closing Date;

     (b) NML agrees to contribute to the capital of 9 Greenway all of the NML 9 Greenway Partner Loans as to the unpaid principal and interest remaining unpaid thereon as of the Closing Date; and

     (c) NML agrees to contribute to the capital of 9 Greenway an amount of the unpaid principal remaining unpaid on the NML Note as of the Closing Date equal to the excess of "A" over "B" determined as follows as of the Closing Date, with:

          "A" being equal to the total unpaid principal and accrued unpaid interest owing on the NML Note on the Closing Date; and

          "B" being equal to (i) the remainder of "x" minus "y" determined as of the Closing Date, divided by (ii) 2, with:

               "x"  being $91,000,000; and

               "y" being equal to the total unpaid principal and accrued unpaid interest owing on the NML Renewal Note on the Closing Date.

          2.6. Contribution of Kemper Loans. Upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in Sections 2.1, 2.2, 2.3, and 2.4, Kemper shall be admitted as a limited partner in each of Greenway and 9 Greenway, and, incident thereto:

     (a) Kemper agrees to contribute to the capital of Greenway all of the Kemper Greenway Partner Loans as to the unpaid principal and interest remaining unpaid thereon as of the Closing Date;

     (b) Kemper agrees to contribute to the capital of 9 Greenway all of the Kemper 9 Greenway Partner Loans as to the unpaid principal and interest remaining unpaid thereon as of the Closing Date; and

     (c) Kemper agrees to contribute to the capital of 9 Greenway an amount of the unpaid principal remaining unpaid on the Kemper Note as of the Closing Date equal to the excess of "A" over "B" determined as follows as of the Closing Date, with:

          "A" being equal to the total unpaid principal and accrued unpaid interest owing on the Kemper Note on the Closing Date; and

          "B" being equal to (i) the remainder of "x" minus "y" determined as of the Closing Date, divided by (ii) 2, with:

               "x"  being $91,000,000; and

               "y" being equal to the total unpaid principal and accrued unpaid interest owing on the NML Renewal Note on the Closing Date.

          2.7. Fourth Amendment of Partnership Agreements. Upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and incident to the contributions of certain of the NML Loans and certain of the Kemper Loans to the respective Partnerships and the admission of Kemper as a limited partner in each of the Partnerships pursuant to Sections 2.5 and 2.6:

     (a) GP#1, J/K#1, NML, Century, Dow and Kemper shall execute and deliver a Fourth Amendment of Amended and Restated Agreement of Limited Partnership of Greenway Plaza, Ltd., in substantially the form of
          Schedule IX attached hereto and incorporated herein; and

     (b) GP#9, J/K#9, NML and Kemper shall execute and deliver a Fourth Amendment of Agreement of Limited Partnership of Nine Greenway, Ltd., in substantially the form of Schedule X attached hereto and incorporated herein.

                                      III.

          MERGER OF PARTNERSHIPS; REDEMPTION OF PARTNERSHIP INTERESTS

          3.1. Merger. Upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in
Article II, Greenway shall be merged into 9 Greenway.  To effect such merger,
(a) the General Partners and Limited Partners of Greenway shall execute and deliver a Fifth Amendment of Amended and Restated Agreement of Limited Partnership of Greenway Plaza, Ltd., authorizing the merger, in substantially the form of Schedule XI attached hereto and incorporated herein, (b) the General Partners and Limited Partners of 9 Greenway shall execute and deliver a Fifth Amendment of Agreement of Limited Partnership of Nine Greenway, Ltd., authorizing the merger, in substantially the form of Schedule XII attached hereto and incorporated herein, (c) each of GP#1, J/K#1, NML, Century, Dow, GP#9, J/K#9, and Kemper shall execute and deliver a Plan of Merger in substantially the form of Schedule XIII attached hereto and incorporated herein, and (d) Greenway (acting by its General Partners) and 9 Greenway (acting by its General Partners) shall execute and file a Certificate of Merger in substantially the form of Schedule XIV attached hereto and incorporated herein.

          3.2. Conveyance and Releases. To evidence the merger of Greenway into 9 Greenway, Greenway shall execute, acknowledge and file for record a deed conveying record title to all its interests in the Greenway Properties to 9 Greenway by executing and delivering a Conveyance and Assignment in substantially the form attached hereto and incorporated herein as
Schedule XV, incident to execution and delivery of the Plan of Merger provided for in Section 3.1. Additionally, to reflect of record the termination and extinguishment of the liens, security interests and assignments securing payment of the NML Greenway Partner Loans, the NML 9 Greenway Partner Loans, the Kemper Greenway Partner Loans, the Kemper 9 Greenway Partner Loans, and the "Intercreditor Loans" between Greenway and 9 Greenway provided for in the Collateral Agreement, NML, Kemper, Greenway and 9 Greenway shall execute, acknowledge, and file for record full releases of all such liens, security interests, and assignments, so as to release all liens, security interests or assignments covering or affecting the Greenway Properties held by any of NML, Kemper, or the respective Partnerships except to the extent that such liens, security interests or assignments secure payment of the NML Renewal Note, the NML Note and the Kemper Note.

          3.3. Sixth Amendment of Partnership Agreement. Immediately following execution and delivery of the Plan of Merger and Conveyance and Assignment provided for in Sections 3.1 and 3.2, each of GP#1, GP#9, J/K#1, J/K#9, NML, Century, Dow, and Kemper shall execute and deliver a Sixth Amendment of Agreement of Limited Partnership of Nine Greenway, Ltd., in substantially the form of Schedule XVI attached hereto and incorporated herein.

          3.4. Redemption of Partnership Interests. Upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in Sections 3.1, 3.2, and 3.3, the following shall occur:

     (a) The Partnership Interest of GP#1 in 9 Greenway shall be redeemed, and GP#1 shall surrender its Partnership Interest in 9 Greenway. No consideration (other than the mutual agreements of the parties to this Agreement) shall be paid or payable to GP#1 for the redemption or surrender of GP#1's Partnership Interest in 9 Greenway.

     (b) The Partnership Interest of GP#9 in 9 Greenway shall be redeemed, and GP#9 shall surrender its Partnership Interest in 9 Greenway. No consideration (other than the mutual agreements of the parties to this Agreement) shall be paid or payable to GP#9 for the redemption or surrender of GP#9's Partnership Interest in 9 Greenway.

     (c) The Partnership Interest of Century in 9 Greenway shall be redeemed, and Century shall surrender its Partnership Interest in 9 Greenway. No consideration (other than the mutual agreements of the parties to this Agreement) shall be paid or payable to Century for the redemption or surrender of its Partnership Interest in 9 Greenway.

          3.5. Seventh Amendment of Partnership Agreement. If the Closing occurs, J/K#1, J/K#9, NML, Kemper, and Dow consent to the redemption of the Partnership Interests of GP#1, GP#9 and Century as provided for in Section 3.4 and stipulate and agree that 9 Greenway shall not be dissolved by reason of the redemption of such Partnership Interests. Rather, 9 Greenway shall continue in existence as a Texas limited partnership with J/K#1 and J/K#9 as the general partners and NML, Kemper, and Dow as the limited partners of such limited partnership. Further, if the Closing occurs, to effect the redemption of the Partnership Interests of GP#1, GP#9 and Century provided for in Section 3.4 and to reflect the agreement for continuation of 9 Greenway as a Texas limited partnership as provided for herein, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in Sections 3.1, 3.2, and 3.3, each of GP#1, GP#9, J/K#1, J/K#9, NML, Kemper, Century, and Dow shall execute and deliver a Seventh Amendment of Agreement of Limited Partnership of Nine Greenway, Ltd., in substantially the form of Schedule XVII attached hereto and incorporated herein and each of GP#1, GP#9, J/K#1, and J/K#9 shall execute, deliver and file in the office of the Secretary of State of the State of Texas an Amendment of the Certificate of Limited Partnership of 9 Greenway in the form of Schedule XVIII attached hereto and incorporated herein.

                                      IV.

                             CONTRIBUTION TO NEWCO

          4.1. Contribution of Greenway Assets to Newco. Upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in Article III:

     (a) 9 Greenway shall contribute, convey and assign to a newly formed limited partnership to be named Crescent Real Estate Funding III, L.P. (herein called "NEWCO"), of which SPC shall be the sole general partner and CRE and 9 Greenway shall be the limited partners, the Greenway Properties and other assets of 9 Greenway described in and provided to be assigned and conveyed to Newco pursuant to the form of Conveyance and Assignment to Newco (herein called the "NEWCO CONVEYANCE") attached hereto and incorporated herein as Schedule XIX, but excluding the assets or properties of 9 Greenway which are to be reserved and retained by 9 Greenway as provided in the Newco Conveyance (collectively, the "GREENWAY ASSETS"), subject to the liens, assignments and security interests securing payment of the Nomura Note described in subparagraph 4.2(b)(vi), the liens, assignments and security interests securing payment of the NML Renewal Note, NML Note and Kemper Note, respectively, and security interests securing payment of amounts owing or to become owing under and in connection with "Equipment Leases" (as defined in the Newco Conveyance), in consideration for the issuance and grant to 9 Greenway of a limited partnership interest in Newco as described in Schedule XX and the agreement of Newco to effect, and to make such payments (if any) to NML and Kemper (as assignees of 9 Greenway pursuant to Section 5.1) as are required to be made by Newco to effect, the closing adjustments as of the Proration Time provided for in Section 4.2; and Newco shall assume the Assumed Obligations as described in paragraph 14.1(a) and in the Newco Conveyance and as more fully provided in the Newco Conveyance, but not including the Retained Obligations defined in subparagraph 4.2(c)(III); provided that:

          (i) If requested by Newco at least five (5) "Business Days" (a "BUSINESS DAY" being a date which is not a Saturday or Sunday or a legal holiday on which National Banks in either the City of Houston, Texas, or the City of Chicago, Illinois, are authorized by law to remain closed) before the Closing Date, 9 Greenway will convey any of the Greenway Assets designated by Newco to another person or persons designated by Newco (each, a "NEWCO DESIGNEE"), in accordance with and subject to the applicable terms and provisions of the Newco Conveyance, as if such Newco Designee were "Newco" insofar as concerns such specific assets to be conveyed to such Newco Designee; provided that each such Newco Designee shall be required to assume joint and several liability and responsibility with Newco for performance of Newco's agreements and undertakings under and pursuant to the Newco Conveyance, solely with respect to any agreements, undertakings or liabilities relating to the assets being conveyed to such Newco Designee. Accordingly, to the extent applicable, references herein to "Newco" shall include Crescent Real Estate Funding III, L.P. and each Newco Designee referred to in this subparagraph 4.1(a)(i) who is designated by Crescent Real Estate Funding III, L.P. pursuant to and as authorized in this subparagraph 4.2(a)(i).

          (ii) Newco's agreement to assume the Assumed Obligations shall inure to the benefit of and be enforceable by 9 Greenway and each of the other Greenway Parties and their heirs, legal representatives, successors and assigns but shall not otherwise inure to the benefit of or be enforceable by any other person or persons (including, without limitation, any person or persons to whom such Assumed Obligations are owed or claimed to be owed). Further, Newco shall have no obligation or duty to any of the Greenway Parties to pay any amount of Outstanding Indebtedness included in the Assumed Obligations at any time after the Account Termination Date if and to the extent that the making of such payment by Newco would require making of a debit entry in a corresponding amount to the Post-Closing Adjustment Account pursuant to paragraph 4.2(e) if the Account Termination Date had not theretofore occurred.

     (b) SPC, as general partner, and CRE and 9 Greenway, as limited partners, shall execute and deliver a First Amended and Restated Agreement of Limited

          Partnership of Crescent Real Estate Funding III, L.P. (the "NEWCO PARTNERSHIP AGREEMENT") in substantially the form of Schedule XX attached hereto and incorporated herein and a Certificate of Limited Partnership of Crescent Real Estate Funding III, L.P. in substantially the form of Schedule XXI attached hereto and incorporated herein, so as to create Newco and grant to 9 Greenway a limited partnership interest in Newco as consideration for the Greenway Assets as provided for in paragraph 4.1(a); provided that SPC, CRE and 9 Greenway shall have the right to modify the form of the Newco Partnership Agreement attached hereto as Schedule XX or the form of Certificate of Limited Partnership attached hereto as
          Schedule XXI as may be required by Nomura or by the "Servicer" or the "Rating Agencies" as defined in the Nomura Deed of Trust incident to CRE's obtaining the consent to this Agreement required to satisfy the condition to the obligation of the Acting Greenway Parties specified in paragraph 13.2(h) or as otherwise agreed by SPC, CRE and 9 Greenway; provided that no such amendment shall relieve CRE of the obligation to make an initial cash capital contribution to Newco at least equal to the Newco Contribution as provided for in paragraph 4.1(d) or shall relieve CRE of the obligation to contribute funds to Newco to enable Newco to make all payments becoming due to NML and Kemper (as assignees of 9 Greenway) pursuant to paragraph 4.2(c) and paragraph 4.2(f).

     (c) 9 Greenway shall execute and deliver, and SPC shall cause Newco to execute and accept, the Newco Conveyance; and, as provided for in the Newco Conveyance, 9 Greenway shall execute, acknowledge and deliver to Newco a deed conveying record title to the Greenway Properties in substantially the form of Exhibit A attached to Schedule XIX hereto (which Exhibit A and the Attachments thereto are also incorporated herein by reference).

     (d) SPC shall make an initial capital contribution of $549,900 (in the form of a promissory note) to Newco; and CRE shall make an initial cash capital contribution to Newco as provided for in the Newco Partnership Agreement in an amount (the "NEWCO CONTRIBUTION") equal to $91,000,000 less such amounts, if any, as are actually paid by all Newco Designees (if any) to NML and Kemper on the Closing Date pursuant to paragraphs 6.1(a) and 6.1(b).

     (e) 9 Greenway shall execute and deliver a guaranty of payment of a portion of the indebtedness represented by the Nomura Note, in substantially the form of Schedule XXII attached hereto and incorporated herein. Said guaranty shall expressly provide that none of the partners of 9 Greenway shall have personal or corporate liability under or in connection with such guaranty, even for payment or return of amounts paid to redeem the Partnership Interests of NML and Kemper as provided for in Section 5.1.

          4.2. Closing Adjustments. All parties to this Agreement contemplate (but it is not a condition of Closing) that all "Available Cash," if any, (as defined in the respective Partnership Agreements) of the Partnerships will be applied or distributed as provided in the applicable Partnership Agreement from time to time from the date hereof to the Closing Date (if the Closing Date occurs), that all regularly accruing installments of interest or principal becoming due on the NML Renewal Note, NML Note, or Kemper Note will be timely paid by 9 Greenway during that period, and that during that period NML and Kemper will advance such Excess Partner Loans (as defined in the Partnership Agreements), if any, to the respective Partnerships as may be required by the Funding Commitment (as defined in subparagraph

7.1(a)) between Kemper, NML, and Nomura (as defined hereinafter) or by the Collateral Agreement (as defined hereinafter) or as they may respectively elect to make as authorized by the respective Partnership Agreements. If the transactions and actions described and provided for in Section 4.1 occur, the books of the Partnerships shall be closed as of midnight on the day immediately preceding the Closing Date (the "PRORATION TIME"), and the closing adjustments provided for hereinafter shall be effected between 9 Greenway and Newco as of such Proration Time. To calculate such adjustments, an "ADJUSTMENT ACCOUNT" and a "POST-CLOSING ADJUSTMENT ACCOUNT" shall be established into which there shall be credited or debited amounts determined as follows:

     (a)  The following amounts shall be credited to the Adjustment Account:

          (i) The Adjustment Account shall be credited for all amounts, if any, of cash and cash equivalents of the Partnerships on hand or deposited to the accounts of the respective Partnerships in any bank as of the Proration Time, regardless of whether such cash or cash equivalents would constitute "Available Cash" (as defined in the Partnership Agreements) at such time, less, however, outstanding checks or drafts drawn by the Partnerships (or either of them) on any of such bank accounts prior to the Closing Date which have not cleared (or had a stop payment order issued with respect thereto) at the Proration Time and checks or drafts drawn by 9 Greenway on any of such bank accounts on or within five (5) Business Days after the Closing Date to pay Closing Expenses as provided for in subparagraph 4.2(c)(ii).

          (ii) Without duplication of any amount to be credited to the Adjustment Account pursuant to subparagraph 4.2(a)(i), the Adjustment Account shall be credited with all amounts remaining on deposit as of the Proration Time in all accounts and sub-accounts maintained by LaSalle National Bank (the "CUSTODIAN BANK") pursuant to the Cash Collateral Account Agreement dated effective June 30, 1994, between the Partnerships and the Custodian Bank (including, without limitation, the Cash Collateral Account and the Debt Service Payment Sub-Account, the Basic Carrying Costs Sub-Account, the Releasing Sub-Account, and the Rent Payment Sub-Account provided for in said Cash Collateral Account Agreement) and in all accounts and sub-accounts maintained by Texas Commerce Bank N.A. Houston (the "COLLECTION BANK") pursuant to a Letter of Instructions from the Partnerships to the Collection Bank dated effective June 30, 1994 (including, without limitation, the Collection Account and Security Deposit Account provided for in said Letter of Instructions).

          (iii) The Adjustment Account shall be credited for all amounts of accrued, unpaid rent (including, without limitation, expense reimbursement payable by tenants or licensees) and other charges for services or materials provided or work performed owing as of the Proration Time by tenants and licensees (collectively, "EXISTING TENANTS") under then existing leases and licenses (collectively, "EXISTING LEASES") covering space or facilities in the Greenway Properties at the Proration Time; provided that:

                    (a) No credit shall be made to the Adjustment Account for any amounts of unpaid rent or expense reimbursement or other amounts (whether represented by promissory notes, open account, or otherwise) owing to the Partnerships at the Proration Time from former tenants or licensees ("FORMER TENANTS") under or in connection with leases or licenses (collectively, "FORMER LEASES") which have terminated prior to the Proration Time.

                    (b) If the Partnerships (or either of them) hold any promissory notes at the Proration Time from Existing Tenants representing indebtedness for past-due rental or license payments under Existing Leases or representing indebtedness for advances made to such tenants or licensees to pay for leasehold improvements or other services or facilities in connection with Existing Leases, all such promissory notes shall be assigned from 9 Greenway to Newco, without recourse, to the extent of the unpaid balance, if any, of principal or accrued interest owing thereon on the Closing Date. No credit to the Adjustment Account or Post-Closing Adjustment Account shall be made for amounts, if any, collected by Newco on those promissory notes from Existing Tenants described in
                         Part I of Exhibit E to the Conveyance and Assignment attached hereto as Schedule XIX (representing promissory notes from Existing Tenants payable in installments over all or part of the remaining term of an Existing Lease to effect repayment for expenses of tenant improvements or other expenses or charges incurred or imposed by the applicable Partnership in connection with such Existing Lease, in accordance with the schedule of payment for such expenses or charges agreed upon by the applicable Partnership and said Existing Tenant incident to incurrence of such expenses or imposition of such charges). However, amounts owing at the Proration Time or becoming owing after the Proration Time under and in connection with those promissory notes from Existing Tenants described in Part II of Exhibit E to such Schedule XIX (representing indebtedness of such Existing Tenants for past due amounts of rental or expenses or other charges which have heretofore become due and payable in connection with such Existing Leases) and any additional promissory notes taken by the Partnerships (and either of them) from Existing Tenants after the date of this Agreement and prior to the Closing Date for past due amounts of rental or expenses or other charges which have theretofore become due and payable in connection with Existing Leases (such promissory notes described in this sentence only being herein collectively called "TENANT PROMISSORY NOTES") shall be credited to the Adjustment Account to the extent they are paid to Newco and applied (as provided for in subparagraph 4.2(a)(iii)(d)) toward payment of such Tenant Promissory Notes within sixty (60) days after the Proration Time or, to the extent not thus paid to Newco within said 60-day period, shall be treated and handled as "Past-Due Rentals" owing from Existing Tenants in connection with the Post-Closing Adjustment Account. It is understood, however, that the

                         Partnerships may endeavor to collect (at a discount, if required) any or all of the Tenant Promissory Notes held by the Partnerships prior to the Closing Date.

                    (c) The Parking Facilities Agreement ("SUMMIT PARKING LICENSE") entered into effective as of December 1, 1973, between Greenway, Lamar Plaza, Greenway Plaza Two, Ltd., and Arena Operating Co. ("ARENA") provides for reimbursement of expenses and payment of license fees to Greenway for parking in connection with events held at the Summit. Under the Summit Parking License, Arena makes monthly payments in arrears to Greenway for estimated reimbursable expenses incurred by Greenway in connection with parking at events held at the Summit during the preceding month and pays additional license fees on an annual basis for each contract year calculated with respect to the number of tickets issued for events conducted at the Summit during the entire contract year, but the precise amount of such reimbursable expenses and annual license fees is not determined until the end of each contract year. The current contract year under the Summit Parking License commenced on December 23, 1995, and will end on a date in December 1996 to be established by the Bond Trustee for the City of Houston bonds issued to finance the Summit and is herein called the "CURRENT CONTRACT YEAR." Accordingly, it is agreed that for purposes of this subparagraph (iii):

                         (i) The amount of the reimbursable expenses incurred by Greenway during the Current Contract Year shall initially be estimated to equal the estimated expense reimbursement payments payable by Arena for the Current Contract Year, and the Adjustment Account shall initially be credited (the "INITIAL PARKING EXPENSE CREDIT") for any accrued unpaid estimated expense reimbursement payments owing by Arena at the Proration Time (regardless of whether such payments are then due) with respect to events held at the Summit during the Current Contract Year prior to the Proration Time.

                         (ii) Additionally, the amount of license fees which have accrued during the Current Contract Year prior to the Proration Time shall initially be estimated at the Closing based on the information available on the Closing Date as to tickets issued for Summit events held at the Summit during the Current Contract Year prior to the Proration Time, and the Adjustment Account shall initially be credited (the "INITIAL LICENSE FEE CREDIT") for the estimated amount of such accrued license fees for the Current Contract Year.

                    (d) All amounts paid to Newco from or for the account of an Existing Tenant under or in connection with an Existing Lease during the first sixty (60) days after the Proration Time shall be applied first toward payment of expenses of collection thereof (if any) incurred by Newco and next toward payment of amounts, if any, of rentals, expense reimbursement and charges (but excluding any late charges or default interest charged under Existing Leases with respect to past-due rentals, expense reimbursement or charges owing pursuant to such Existing Leases) owing by such Existing Tenant under and in connection with such Existing Lease as of the Proration Time (including, without limitation, interest and principal owing on any Tenant Promissory Note from such Existing Tenant held by the Partnerships at the Proration Time), in the order in which such indebtedness was incurred by such Existing Tenant, before applying any amount of such payment toward payment of rentals, expense reimbursement or charges accrued or becoming owing by such Existing Tenant to Newco after the Proration Time. A credit shall be made to the Adjustment Account for all amounts, if any, of accrued, unpaid rent, expense reimbursement and other charges for services or materials provided or work performed owing by such Existing Tenant at the Proration Time to the Partnerships (and either of them) which are thus paid to Newco (less any deduction for expenses of collection incurred by Newco) during such 60-day period (including, without limitation, payments of interest and principal on any Tenant Promissory Note owing by such Existing Tenant at the Proration Time). Amounts of rentals, expense reimbursement or charges owing by any Existing Tenant under or in connection with an Existing Lease as of the Proration Time (including, without limitation, interest and principal owing on any Tenant Promissory Note from such Existing Tenant held by the Partnerships at the Proration Time) which are not paid to Newco (after deducting any expenses of collection incurred by Newco) during the first sixty (60) days after the Proration Time are herein collectively called "PAST-DUE RENTALS" and shall not be credited to the Adjustment Account, but shall be dealt with in the Post-Closing Adjustment Account as hereinafter provided.

          (iv) The Adjustment Account shall be credited for all amounts of unpaid accrued payments owing to Greenway for heated and chilled water sold from its central heated and chilled water plant to other persons (excluding sales to 9 Greenway) as of the Proration Time (whether or not then due). To calculate this credit with respect to deliveries of heated or chilled water during the then current billing period including the Proration Time, Greenway shall read the meters through which the volumes and heat content of heated or chilled water delivered to such persons are measured at (or as near as practicable to) the Proration Time.

          (v) The Adjustment Account shall be credited with amounts equal to all prepaid insurance premiums paid prior to the Proration Time under all policies of insurance maintained by the Partnerships (and either of them) attributable to any period after the Proration Time, calculated by allocating such prepaid insurance premiums on an equal per-day basis over the period covered by the applicable premium prepayment, so as to include only the amounts of such prepaid insurance premiums which are attributable to periods of time after the Proration Time.

          (vi) Amounts expended or becoming payable during the years 1996 and 1997 for costs or expenses of tenant improvements (which have not been and are not required to be paid directly by the tenant and are not directly reimbursable by the tenant other than through payment of rental or additional rental or in installments over all or substantially all the remaining term of the applicable lease, but including, without limitation, amounts required to be loaned or advanced from the Landlord to any Existing Tenant under an Existing Lease to pay or reimburse such Existing Tenant for costs or expenses of tenant improvements and which are repayable, with or without interest, in installments or as additional rent over all or substantially all the remaining term of such Existing Lease) under or in connection with Existing Leases and leasing commissions (including, without limitation, "Primary Marketing Fees" or "Secondary Marketing Fees" as defined in and which become payable pursuant to the Marketing Agreements included in the Senterra Agreements and, if such Senterra Agreements are terminated on the Closing Date, also including any of such "Primary Marketing Fees" included in the Senterra Termination Payment) and other tenant acquisition costs (such as, for example, moving or relocation expenses or allowances, space planning allowances, construction documentation or planning allowances, costs of relocating other Existing Tenants to make space available for a new tenant, and lease buy-out or assumption expenses associated with buying out or assuming other leases held by a new tenant) expended or becoming payable by the Partnerships or Newco during the years 1996 and 1997 in connection with Existing Leases are herein called "TI AND COMMISSION EXPENSES." The Adjustment Account shall be credited with the amount, if any, of amounts actually expended by the Partnerships (collectively) prior to or within five (5) Business Days after the Closing Date for payment of TI and Commission Expenses in connection with (a) New Leases, as hereinafter defined, and (b) the last eighteen (18) line items relating to amendments to the lease from 9 Greenway to Aim Management Group (the "AIM LEASE") which are listed in
                    Schedule XXIII attached hereto and incorporated herein (herein called the "AIM LEASE AMENDMENTS,"), to the extent, if any, that such amounts expended by the Partnerships prior to or on or within five (5) Business Days after the Closing Date in connection with any such New Lease or Aim Lease Amendment, as applicable, exceed the "Partnership Share" (as hereinafter defined) of such TI and Commission Expenses. It is stipulated that the "Aim Lease Amendments," as used herein, shall not include the first twelve (12) line items relating to amendments to the Aim Lease which are listed in Schedule XXIII or the commissions or tenant improvement costs with respect thereto. It is further stipulated that the numbers shown in Schedule XXIII as to commissions or tenant improvement costs with respect to the last eighteen (18) line items relating to amendments to the Aim Lease are, in numerous instances, merely estimates subject to change or correction. "NEW LEASES," as used herein, means, collectively, those new leases or licenses or amendments or extensions of existing leases or licenses covering property in the Greenway Properties executed after April 19, 1996, and prior to the date of this Agreement which are described in Schedule XXXII hereto and any additional new leases or licenses or amendments or extensions of existing leases or licenses covering property in the Greenway Properties which are executed by the Partnerships (and either of them) after the date of this Agreement and prior to the Closing Date with the prior written approval of CRE. The "PARTNERSHIP SHARE," if any, of TI and Commission Expenses under a particular New Lease or particular Aim Lease Amendment, as applicable, shall be a fractional share (if any) of the total TI and Commission Expenses required to be expended under and in connection with such New Lease or Aim Lease Amendment determined by multiplying such total TI and Commission Expenses by a fraction having as its denominator the amount of rental which is provided to accrue under such New Lease or Aim Lease Amendment attributable to the total days remaining in the term of such New Lease or in the term of the Aim Lease Amendment as to the premises covered by such New Lease or such Aim Lease Amendment (excluding any optional renewal term) as of the date (the "RENTAL COMMENCEMENT DATE") when the tenant is required to commence payment of rental for such premises covered by such New Lease or by such Aim Lease Amendment, as applicable (which "Rental Commencement Date" shall be deemed to be the date of commencement of an extension of the term of the lease as it previously existed, in the case of a New Lease which amends an existing lease by extending the term thereof), and having as its numerator the amount (if any) of rental which is provided to accrue under such New Lease or Aim Lease Amendment attributable to the days, if any, ensuing after the Rental Commencement Date down to the Proration Time. Accordingly, if the Rental Commencement Date under a New Lease or Aim Lease Amendment occurs on or after the Proration Time, the "Partnership Share" of TI and Commission Expenses in connection with such particular New Lease or Aim Lease Amendment will be zero (0). If the exact amount of the total TI and Commission Expenses required to be expended in connection with a particular New Lease or Aim Lease Amendment cannot be determined within sixty (60) days after the Proration Date, and if the Partnership Share of such TI and Commission Expenses is more than zero (0), the credit (if any) to be made to the Adjustment Account pursuant to this subparagraph shall be based on Newco's good faith estimate of such total TI and Commission Expenses and is herein called the "ESTIMATED TI AND COMMISSION EXPENSES CREDIT."

          (vii) If any such excess exists, the Adjustment Account shall be credited with the amount, if any, of the excess above a total of $4,959,180 which is actually expended by the Partnerships (collectively) during the period from January 1, 1996, to the Proration Time in payment of costs and expenses of capital improvements described in the 1996 Capital Budgets of Greenway and 9 Greenway attached hereto and incorporated herein as Schedule XXIV and Schedule XXV (excluding tenant improvements made by the Partnerships pursuant to leases and excluding leasing commissions paid by the Partnerships in connection with leases) and costs and expenses of any other capital improvements to the Greenway Properties made during such period which are required to be capitalized in accordance with generally accepted accounting principles (excluding tenant improvements made by the Partnerships pursuant to leases, leasing commissions paid by the Partnerships in connection with leases, and costs and expenses of repairing, restoring or replacing the damage caused by any Casualty Loss occurring on or after the date of this Agreement and prior to the Proration Time).

          (viii) If any such prepayments exist, the Adjustment Account shall be credited with amounts equal to all prepaid fees or expenses paid by the Partnerships as of the Proration Time to (a) the "Servicer" pursuant to the "Pooling and Servicing Agreement" provided for in the Nomura Deed of Trust (b) the "Beneficiary" pursuant to Section 6.5 of the Nomura Deed of Trust, (c) LaSalle National Bank pursuant to the Cash Collateral Account Agreement provided for in the Nomura Deed of Trust, and (d) the "Property Collection Account Bank" pursuant to or in connection with the "Letter of Instructions" provided for in the Nomura Deed of Trust, allocated on an equal per-day basis, if applicable, with respect to any such prepayments which cover services to be provided or performed over a fixed period including and extending beyond the Proration Time, so as to include only the amounts of such prepayments which are attributable to periods of time after the Proration Time.

          (ix) The Adjustment Account shall be credited (without duplication of any of the foregoing credits) with amounts equal to all prepaid expenses and charges paid by the respective Partnerships prior to the Proration Time for services or materials to be provided or work to be performed after the Proration Time pursuant to the "Assigned Contracts" (as defined in the Newco Conveyance to be delivered on the Closing Date), allocated on an equal per-day basis, if applicable, with respect to any such prepayments which cover services or materials or work to be provided or performed over a fixed period including and extending beyond the Proration Time, so as to include only the amounts of such prepayments which are attributable to periods of time after the Proration Time.

          (x) In each instance, if a Casualty Loss (as defined in paragraph 13.1(d)) occurs between the date of this Agreement and the Closing Date, and the Closing occurs, a credit shall be entered in the Adjustment Account in an amount (if any) equal to the proceeds (if any) of fire and casualty insurance covering such Casualty Loss which are received by Newco after the Closing pursuant to the assignment of the right to receive such insurance proceeds under the Newco Conveyance, to the extent of the lesser of
                    (a) the amount (if any) of such insurance proceeds received by Newco less any costs of collection thereof incurred by Newco and not paid or reimbursed to Newco by the insurer or underwriter under such insurance policy or policies, or (b) an amount (if any) equal to (I) the actual costs and expenses of repairing, restoring or replacing the damage caused by such Casualty Loss which have been paid or incurred by the Partnerships (or either of them) prior to the Proration Time (if any), minus (II) the deductible or retention amount of the damages from such Casualty Loss which is excluded from coverage under the terms of the fire and casualty insurance policy or policies maintained by the Partnership or Partnerships who owned the buildings or improvements which were damaged or destroyed by such Casualty Loss. If the exact amount of the credit, if any, required to be made to the Adjustment

                    Account pursuant to this subparagraph 4.2(a)(x) cannot be determined at the time of completion of the Adjustment Account, the amount of the credit, if any, to be made to the Adjustment Account pursuant to this subparagraph 4.2(a)(x) shall be based on the good faith estimate of Newco as to costs and expenses of repairing, restoring or replacing the damage covered by the applicable Casualty Loss, and a corrective credit or debit entry shall be made in the Post-Closing Adjustment Account (pursuant to subparagraph 4.2(d)(vi) or 4.2(e)(vi), as applicable) when the exact amount, if any, of the credit provided for in this subparagraph 4.2(a)(x) is determined.

     (b) The following amounts shall be debited to the Adjustment Account (as defined in Section 4.2):

          (i) If any such excess exists, the Adjustment Account shall be debited with the amount, if any, of the excess of (a) $4,959,180, above (b) the total amount which is actually expended by the Partnerships (collectively) during the period from January 1, 1996, to the Proration Time in payment of costs and expenses of capital improvements described in the 1996 Capital Budgets of Greenway and 9 Greenway attached hereto and incorporated herein as
                    Schedule XXIV and Schedule XXV (excluding tenant improvements made by the Partnerships pursuant to leases and excluding leasing commissions paid by the Partnerships in connection with leases) and costs and expenses of any other capital improvements to the Greenway Properties made during such period which are required to be capitalized in accordance with generally accepted accounting principles (excluding tenant improvements made by the Partnerships pursuant to leases, leasing commissions paid by the Partnerships in connection with leases, and costs and expenses of repairing, restoring or replacing the damage caused by any Casualty Loss occurring on or after the date of this Agreement and prior to the Proration Time).

          (ii) The Adjustment Account shall be debited for all amounts of prepaid rent or license payments (including also and without limitation, refundable security deposits and prepayments or overpayments of expense reimbursement acknowledged by the Partnerships to be repayable to the tenant) made by Existing Tenants under Existing Leases as of the Proration Time, calculated, if applicable, on a per-day basis with respect to the period covered by any such prepayment so as to include only the amounts of such prepayments which are attributable to periods of time after the Proration Time, and for all amounts of refundable security deposits or similar refundable amounts paid to the Partnerships for building access cards, garage access cards, or parking permits in the parking garages included in the Greenway Properties which remain outstanding at the Proration Time.

          (iii) The Adjustment Account shall be debited for all amounts of unpaid real estate, personal property, and ad valorem taxes (collectively, "AD VALOREM TAXES") imposed upon the Greenway Properties owned or leased by the respective Partnerships which have accrued to the Proration Time; provided in this regard that Ad Valorem Taxes for the year 1996 shall initially be estimated on the basis of the same tax rates per $100 valuation imposed on the Greenway Properties by the various Ad Valorem Tax authorities for the year 1995 applied to the appraised value of the Greenway Properties for Ad Valorem Tax purposes which has been established by the Harris County Appraisal District for the year 1996, and a debit (the "INITIAL TAX DEBIT") shall initially be made in the Adjustment Account for a pro rata share (calculated on a per-day basis) of such estimated Ad Valorem Taxes for the year 1996 which have accrued to the Proration Time.

          (iv) The Adjustment Account shall be debited for all amounts of accrued unpaid charges for water, electricity, sewer service, gas, telephone and other utilities for the Greenway Properties normally billed to and paid by the Partnerships (and not directly billed to or directly paid by tenants) which have accrued to the Proration Time, calculated on a per-day basis with respect to any applicable then current billing period during which the Proration Time occurs so as to include only the amounts of such accrued utility charges for such current billing period which are attributable to the days of such billing period which have elapsed down to the Proration Time, but not including charges for heated and chilled water owing from 9 Greenway to Greenway.

          (v) The Adjustment Account shall be debited for all amounts of accrued unpaid charges for management and services with respect to the Greenway Properties under management or service contracts of the Partnerships which have accrued to the Proration Time pursuant to "Assigned Contracts" (as defined in the Newco Conveyance to be delivered on the Closing Date). Unless such management or services contracts are terminated at the Proration Time, the unpaid charges accrued thereunder to the Proration Time shall be calculated on a per-day basis with respect to any applicable then current billing period during which the Proration Time occurs so as to include only the amounts of such accrued charges for management and services for such current billing period which are attributable to the days of such billing period which have elapsed down to the Proration Time.

          (vi) The Adjustment Account shall be debited for all amounts of accrued unpaid interest and all other amounts, if any (except principal and those amounts covered by subparagraph 4.2(b)(vii)) owing on the June 30, 1994, promissory note from the Partnerships to Nomura Asset Capital Corporation ("NOMURA") in the original principal amount of $115,000,000 (described in each of the Partnership Agreements as, and herein called, the "NOMURA NOTE") at the Proration Time, calculated down to the Proration Time.

          (vii) If applicable, the Adjustment Account shall be debited with amounts equal to all accrued unpaid fees or expenses owing by the Partnerships as of the Proration Time to (a) the "Servicer" pursuant to the "Pooling and Servicing Agreement" provided for in the Nomura Deed of Trust (b) the "Beneficiary" pursuant to Section 6.5 of the Nomura Deed of Trust, (c) LaSalle National Bank pursuant to the Cash Collateral Account Agreement provided for in the Nomura Deed of Trust, and (d) the "Property Collection Account Bank" pursuant to or in connection with the "Letter of Instructions" provided for in the Nomura Deed of Trust, allocated on an equal per-day basis, if applicable, with respect to any such fees which cover services to be provided or performed over a fixed period including the Proration Time, so as to include only the amounts of such accrued unpaid fees which are attributable to periods of time prior to the Proration Time.

          (viii) The Adjustment Account shall be debited for amounts of TI and Commission Expenses paid by Newco in connection with any New Lease or Aim Lease Amendment during the first sixty
                    (60) days after the Proration Time to the extent, if any, that such amounts, when added to the TI and Commission Expenses (if any) paid by the Partnerships prior to or within five (5) Business Days after the Closing Date in connection with such New Lease or Aim Lease Amendment, are less than the Partnership Share of the total TI and Commission Expenses required to be expended under and in connection with such particular Aim Lease Amendment or New Lease, as applicable. However, if the total amount of the TI and Commission Expenses required to be expended in connection with a particular New Lease or Aim Lease Amendment cannot be determined or is not paid within sixty
                    (60) days after the Proration Date, and if the Partnership Share of such TI and Commission Expenses is more than zero
                    (0), the debit (if any) to be made to the Adjustment Account pursuant to this subparagraph shall be based on Newco's good faith estimate of such total TI and Commission Expenses and is herein called the "ESTIMATED TI AND COMMISSION EXPENSES DEBIT." All amounts of TI and Commission Expenses in connection with New Leases and the Aim Lease Amendments in excess of the Partnership Share thereof, all amounts of TI and Commission Expenses becoming due and payable after the Proration Time in connection with all other Existing Leases other than Incurred Marketing Fees and "Initial Tenant Improvement Expenses" (as hereinafter defined), and all other costs or expenses of tenant improvements (which have not been and are not required to be paid directly by the tenant and are not directly reimbursable by the tenant) under or in connection with Existing Leases becoming payable after December 31, 1997, and all leasing commissions becoming payable after December 31, 1997, in connection with Existing Leases shall be included in the Assumed Obligations and shall not be debited to the Adjustment Account or Post-Closing Adjustment Account. The term "INITIAL TENANT IMPROVEMENT EXPENSES" means and includes costs and expenses of tenant improvements (which have not been and are not required to be paid directly by the tenant and are not directly reimbursable by the tenant) which the Partnerships (and either of them) are obligated to provide under and in connection with Existing Leases other than New Leases or Aim Lease Amendments in order to prepare the leased premises for initial occupancy or use by the Existing Tenant, but does not include costs or expenses of additional tenant improvements or replacement or refurbishment of tenant improvements which the Partnerships (or either of them) may become obligated to provide in the future after the leased premises have been prepared for initial occupancy or use by the Existing Tenant.

          (ix) If the Senterra Agreements are terminated on the Closing Date as provided for in paragraph 14.2(e), then (a) a debit in the amount of $70,000 shall be entered in the Adjustment Account (representing an agreed allowance to Newco with respect to "Primary Marketing Fees" which would have become payable after the Proration Time pursuant to the Marketing Agreements included in the Senterra Agreements by virtue of the execution and delivery by all parties thereto prior to the Proration Time of "Recasting Agreements" [as defined in said respective Marketing Agreements], no amount of which "Primary Marketing Fees" are included in the Senterra Termination Payment), and (b) a debit shall be entered in the Adjustment Account equal to the future cost to Senterra (based on annual salaries of the applicable employees as of the Closing Date) of accrued unused vacation time and sick leave at the Proration Time of employees of Senterra who are assigned full time to the management of the Greenway Properties (the "SUBJECT SENTERRA EMPLOYEES"), less the cost (based on annual salaries of the applicable employees as of the Closing Date) of vacation time or sick leave taken by Subject Senterra Employees during the year 1996 prior to the Proration Time in excess of the vacation time or sick leave accrued to such Subject Senterra Employees down to the Proration Time.

          (x) In each instance, if a Casualty Loss (as defined in paragraph 13.1(d) occurs between the date of this Agreement and the Closing Date and the Closing occurs, a debit shall be entered in the Adjustment Account in an amount (if any) equal to the lesser of (i) the actual costs and expenses of repairing, restoring or replacing the damage caused by such Casualty Loss which have not been paid or incurred by the Partnerships (or either of them) prior to the Proration Time (if any), or (ii) an amount (but not less than zero) equal to (a) the deductible or retention amount of the damages from such Casualty Loss which is excluded from coverage under the terms of the fire and casualty insurance policy or policies maintained by the Partnership or Partnerships who owned the buildings or improvements which were damaged or destroyed by such Casualty Loss, minus (b) the costs and expenses of repairing, restoring or replacing the damage caused by such Casualty Loss which have been paid or incurred by the Partnerships (or either of them) prior to the Proration Time. If the exact amount of the debit, if any, required to be made to the Adjustment Account pursuant to this subparagraph 4.2(b)(x) cannot be determined at the time of completion of the Adjustment Account, the amount of the debit, if any, to be made to the Adjustment Account pursuant to this subparagraph 4.2(b)(x) shall be based on the good faith estimate of Newco as to costs and expenses of repairing, restoring or replacing the damage covered by the applicable Casualty Loss, and a corrective credit or debit entry shall be made in the Post-Closing Adjustment Account (pursuant to subparagraph 4.2(d)(vi) or 4.2(e)(vi), as applicable) when the exact amount, if any, of the credit provided for in this subparagraph 4.2(a)(x) is determined.

          (xi) Without duplication of any amount provided to be debited to the Adjustment Account pursuant to any of the foregoing subparagraphs of this paragraph 4.2(b), the Adjustment Account shall be debited for (a) all unpaid operating expenses (such as accounting and legal fees), equipment rental and other amounts owing under "Equipment Leases" (as defined in the Newco Conveyance), leasing commissions, and expenses of repair, construction, maintenance or operation of the Greenway Properties (including only such expenses for services performed or materials or equipment or other goods delivered prior to the Proration Time) owing by the Partnerships or either of them pursuant to "Assigned Contracts" (as defined in the Newco Conveyance to be delivered on the Closing Date) and which have accrued to the Proration Time, (b) any refunds of excess rental payments or expense reimbursement payments or charges made by Existing Tenants which are acknowledged by the Partnerships to be owing by the Partnerships (and either of them) at the Proration Time, (c) any Senterra Operating Charges (as defined in paragraph 14.2(e)) remaining unpaid at the Proration Time and which are not paid by 9 Greenway on or within five (5) Business Days after the Closing Date as provided for in subparagraph 4.2(c)(ii), and (d) any other "Outstanding Indebtedness" (as hereinafter defined) to third persons owing by the Partnerships (and either of them) at the Proration Time;

          provided, however, that none of the following amounts shall be debited to the Adjustment Account (nor shall any of the Greenway Parties [as defined in Section 11.1] have any liability to Newco for payment thereof):

          (I) $115,000,000 of unpaid principal owing on the Nomura Note and $91,000,000 of unpaid principal and accrued unpaid interest owing on the NML Renewal Note, the NML Note, and the Kemper Note at the Proration Time;

          (II) any unpaid TI and Commission Expenses owing at the Proration Time in connection with an Aim Lease Amendment or a New Lease, to the extent, if any, that such unpaid TI and Commission Expenses, when added to the TI and Commission Expenses (if any) paid by the Partnerships prior to the Proration Time or on or within five (5) Business Days after the Closing Date in connection with such Aim Lease Amendment or New Lease, exceed the Partnership Share (if any) of the total TI and Commission Expenses required to be expended under and in connection with such particular Aim Lease Amendment or New Lease, as applicable; provided that if the exact amount of the total TI and Commission Expenses required to be expended in connection with a particular New Lease or Aim Lease Amendment cannot be determined within sixty (60) days after the Proration Date, and if an Estimated TI and Commission Expenses Debit is made to the Adjustment Account pursuant to subparagraph 4.2(b)(viii), any excess of such Estimated TI and Commission Expenses Debit above the limitation specified in this subparagraph shall be corrected by a credit to the Post-Closing Adjustment Account pursuant to subparagraph 4.2(d)(i);

          (III) any unpaid TI and Commission Expenses which have not become due and payable prior to the Proration Time in connection with any Existing Leases other than and except New Leases or the Aim Lease Amendments, and any costs or expenses of tenant improvements to be made under or in connection with Existing Leases which are not due and payable during the year 1996 or during the year 1997 or any leasing commissions to become payable in connection with Existing Leases which are not due and payable during the year 1996 or during the year 1997; provided that:

                    (A) any "Primary Marketing Fees" (as defined in the two respective Marketing Agreements included in the Senterra Agreements), if any, which are not paid by 9 Greenway on or during the five (5) Business Days next following the Closing Date as provided for in subparagraph 4.2(c)(ii) and which are included in the Senterra Termination Payment (as hereinafter defined), except and excluding any such "Primary Marketing Fees" payable with respect to any New Leases or Aim Lease Amendments, are herein called "INCURRED MARKETING FEES" and shall be included in the Outstanding Indebtedness of the Partnerships to the extent, if any, that such Incurred Marketing Fees become due and payable and are paid by Newco during the sixty (60) days next following the Closing Date and shall be debited to the Post-Closing Adjustment Account as provided for in subparagraph 4.2(e)(viii) to the extent, if any, that such Incurred Marketing Fees become due and payable and are paid by Newco after expiration of the sixty (60) days next following the Closing Date; and

                    (B) any Initial Tenant Improvement Expenses which are not paid by 9 Greenway on or during the five (5) Business Days next following the Closing Date as provided for in subparagraph 4.2(c)(ii) shall be included in the Outstanding Indebtedness of the Partnerships to the extent, if any, that such Initial Tenant Improvement Expenses become due and payable and are paid by Newco during the sixty (60) days next following the Closing Date and shall be debited to the Post-Closing Adjustment Account as provided for in subparagraph 4.2(e)(ix) to the extent, if any, that such Initial Tenant Improvement Expenses become due and payable and are paid by Newco after expiration of the sixty (60) days next following the Closing Date;

          (IV) any unpaid (at the Proration Time) costs or expenses of capital improvements (other than tenant improvements or leasing commissions) provided for in the 1996 Capital Budgets attached hereto as Schedule XXIV and Schedule XXV or otherwise required to be capitalized in accordance with generally accepted accounting principles made to the Greenway Properties by either of the Partnerships after January 1, 1996 (but not including costs and expenses of repairing, restoring or replacing the damage caused by any Casualty Loss occurring on or after the date of this Agreement and prior to the Proration Time);

          (V) any liability or obligation of the Partnerships (or either of them) under applicable statutes, ordinances or regulations to effect, perform or complete remediation, removal or other curative action with respect to hazardous or toxic substances or environmental hazards or conditions present in or around or existing in connection with the Greenway Properties as of the Proration Time;

          (VI) any liability or obligation of the Partnerships (or either of them) under applicable statutes, ordinances or regulations to make changes, repairs or additions with respect to the Greenway Properties or any improvements thereon in order to comply with requirements of such statutes, ordinances or regulations as of the Proration Time;

          (VII) any "Disputed Claim" (as hereinafter defined in paragraph 4.2(c)); and

          (VIII) any obligation, indebtedness or liability of the Partnerships (and either of them) which is included in the "Retained Obligations" (as hereinafter defined in subparagraph 4.2(c)(III)).

     (c) As promptly as practicable after the Closing Date, and in any event within seventy-five (75) days thereafter, SPC, as general partner of Newco, will cause Newco to complete preparation of the Adjustment Account and to provide a detailed statement of the Adjustment Account including all credits and debits to such Adjustment Account to NML and Kemper (as assignees of 9 Greenway as provided for in Section 5.1). NML and Kemper and their representatives shall be provided access, at the expense of NML and Kemper, upon request at any time upon reasonable notice during normal business hours to all books and records of Greenway, 9 Greenway and Newco relevant to credits or debits in the Adjustment Account. NML and Kemper shall endeavor in good faith to minimize any disruption to the business and operations of Newco and its property manager incident to NML's and Kemper's inspections of such books and records. The "OUTSTANDING INDEBTEDNESS" of the Partnerships (and each of them) as of the Proration Time shall include:

          (i) the obligations and liabilities specifically described in subparagraphs (ii) through (viii), both inclusive, and subparagraph (xi) of paragraph 4.2(b) as of the Proration Time;

          (ii) any Closing Expenses remaining unpaid at the Proration Time; provided that, to the extent 9 Greenway has funds available on the Closing Date in bank checking accounts of the Partnerships which are permitted to be expended for such purpose under the terms of the Nomura Deed of Trust, 9 Greenway will issue (and shall be entitled to issue) checks or drafts drawn on such bank checking accounts on and during a period of five (5) Business Days after the Closing Date to pay Closing Expenses, TI and Commission Expenses in connection with New Leases and Aim Lease Amendments which are or become due and payable within five (5) Business Days after the Closing Date, any amounts of the Senterra Termination Payment which are or become due and payable within five (5) Business Days after the Closing Date, and Initial Tenant Improvement Expenses which are or become due and payable within five (5) Business Days after the Closing Date (to the extent that the amount of such Closing Expenses, TI and Commission Expenses, Senterra Termination Payment, or Initial Tenant Improvement Expenses can be determined during such period); and the amounts of Closing Expenses, TI and Commission Expenses, Senterra Termination Payment and Initial Tenant Improvement Expenses thus paid by 9 Greenway shall not be included in the "Outstanding Indebtedness" of the Partnerships;

          (iii) Incurred Marketing Fees and Initial Tenant Improvement Expenses to the extent provided in subparagraphs (III)(A) and (III)(B), respectively, of the proviso at the end of paragraph 4.2(b); and

          (iv) all other unpaid liabilities and indebtedness of the Partnerships and either of them incurred or accrued prior to the Proration Time and owing to (a) tenants and licensees under and in connection with "Assigned Leases" covering Greenway Properties (as defined in the Newco Conveyance) and (b) third party contractors under and in connection with "Assigned Contracts" (as defined in the Newco Conveyance);

          provided that "Outstanding Indebtedness" shall not include:

          (I) any of the obligations or liabilities specifically described in subparagraphs (I) through (VI), both inclusive, of the proviso at the end of paragraph 4.2(b), except as otherwise expressly provided in such subparagraphs;

          (II) any obligations or liabilities of the Partnerships (and either of them) arising under "Assigned Leases" or "Assigned Contracts" (as defined in the Newco Conveyance) which are attributable to or payable with respect to any period after the Proration Time or are or become payable for services to be rendered or goods to be provided after the Proration Time; or

          (III) any obligations, indebtedness or liabilities (herein collectively called "RETAINED OBLIGATIONS") of the Partnerships (and either of them) to any person or persons
                    (a) for tort claims for damage to or destruction of the property of any person or persons or injury to or death of any person or persons occurring prior to the Proration Time or any other tort claims for alleged wrongdoing or acts or omissions occurring prior to the Proration Time (whether known or unknown or asserted or unasserted at or prior to the Proration Time), (b) arising under or in connection with any contract or agreement of the Partnerships (and either of them) which is not an "Assigned Contract" or "Assigned Lease"(as defined in the Newco Conveyance), (c) arising under or in connection with any Former Lease, (d) for sales or use taxes owing with respect to transactions occurring prior to the Proration Time to the extent that such sales or use taxes are not a part of costs, expenses or charges for goods or services which are required to be credited or debited to the Adjustment Account or Post-Closing Adjustment Account pursuant to paragraph 4.2(a), paragraph 4.2(b), paragraph 4.2(d), or paragraph 4.2(e), and (e) any other obligation, indebtedness or liability of the Partnerships (and either of them) which is not included in the definition of "Assumed Obligations" set forth in subparagraphs 3.2(a) through 3.2(k), both inclusive, of the Newco Conveyance attached hereto as
                    Schedule XIX.

          NML and Kemper and the general partners of 9 Greenway shall in good faith direct Senterra to provide SPC, NML and Kemper all information known to Senterra with respect to all Outstanding Indebtedness to assist in preparation of the Adjustment Account, including information as to any claims of third persons against either Partnership which are disputed by the Partnership but would be "Outstanding Indebtedness" if such disputed claim were valid. NML and Kemper shall specify those claims (or amounts of claims) of third parties which are disclosed to SPC which, if valid, would constitute Outstanding Indebtedness but which are disputed by Greenway or 9 Greenway; and the claims, or amounts of claims, thus specified by NML and Kemper shall constitute "DISPUTED CLAIMS" or a "DISPUTED CLAIM" and shall not be debited to the Adjustment Account. Additionally, any amount or claim of Outstanding Indebtedness existing as of the Proration Time (whether or not theretofore asserted) which is unknown or is otherwise not disclosed to SPC and not debited to the Adjustment Account shall be deemed to be a "Disputed Claim." Within five (5) Business Days after completion of the Adjustment Account, SPC, as general partner, will cause Newco to pay to NML and Kemper (one-half each), as assignees of 9 Greenway, by wire transfer of immediately available funds to such account or accounts as may be directed by NML and Kemper, the amount, if any, by which the total of the credits to the Adjustment Account exceeds the total of the debits to the Adjustment Account, plus an amount equal to interest on such excess calculated at the rate of 6% per annum from the Closing Date to the date of payment thereof and, if payment is not made on or before the date when such payment is due under the foregoing provisions hereof, plus an additional amount equal to additional interest on such excess calculated at the rate of 6% per annum from the date when such payment is due under the foregoing provisions hereof to the date of payment thereof; or, if applicable, 9 Greenway will, within five (5) Business Days after receipt of the statement of the Adjustment Account by NML and Kemper, pay (with funds to be provided by NML and Kemper, one-half each, pursuant to Section 5.1) to Newco, by wire transfer of immediately available funds to such account as may be directed by Newco, the amount, if any, by which the total of the debits to the Adjustment Account exceeds the total of the credits to the Adjustment Account, plus an amount equal to interest on such excess calculated at the rate of 6% per annum from the Closing Date to the date of payment thereof and, if payment is not made on or before the date when such payment is due under the foregoing provisions hereof, plus an additional amount equal to additional interest on such excess calculated at the rate of 6% per annum from the date when such payment is due under the foregoing provisions hereof to the date of payment thereof; provided that if one only of NML or Kemper fails to pay or provide funds to 9 Greenway to pay its one-half share of such excess by the date on which payment thereof is due, then only the one of NML or Kemper who thus fails to pay or provide its one-half share of such payment shall be responsible for payment of additional interest accruing by reason of failure to make such payment by the due date; and provided further that if disagreement exists between Newco, on the one hand, and NML and Kemper, on the other hand, as to the amount (or propriety) of any credit or debit to the Adjustment Account, the payment to be made pursuant to this sentence shall be calculated without inclusion of the disputed amount of the applicable credit or debit (whether one or more). Within five (5) Business Days after final resolution of any dispute as to the amount (or propriety) of any credit or debit to the Adjustment Account, 9 Greenway (with funds provided one-half each by NML and Kemper) or Newco, as applicable, shall pay such amount as is determined to be owing by virtue of resolution of such dispute, plus interest thereon calculated at the rate of 6% per annum from the Closing Date to the date of payment thereof and, if payment is not made on or before the date when such payment is due under the foregoing provisions hereof, plus an additional amount equal to additional interest on such amount calculated at the rate of 6% per annum from the date when such payment is due under the foregoing provisions hereof to the date of payment thereof; provided that if one only of NML or Kemper fails to pay or provide funds to 9 Greenway to pay its one-half share of an amount determined to be owing to Newco by the date on which payment thereof is due, then only the one of NML or Kemper who thus fails to pay or provide its one-half share of such payment shall be responsible for payment of interest accruing by reason of failure to make such payment by the due date. As provided in the Newco Partnership Agreement, CRE shall contribute to Newco such amounts as are required to provide funds to enable Newco to make any payment becoming due to NML and Kemper (as assignees of 9 Greenway) pursuant to this paragraph; and CRE's agreement to provide such funds shall inure to the benefit of and be enforceable by NML and Kemper. Likewise, as provided in the Redemption Agreement, NML and Kemper (severally and to the extent of one-half each) shall provide funds to enable 9 Greenway to make any payment becoming due to Newco pursuant to this paragraph, or at their election shall make any such payment directly to Newco; and the agreement of NML and Kemper to provide or pay such funds shall inure to the benefit of and be enforceable by Newco.

     (d) The following amounts shall be credited to the Post-Closing Adjustment Account:

          (i) If an Estimated TI and Commission Expenses Debit is made to the Adjustment Account in connection with any New Lease or Aim Lease Amendment pursuant to subparagraph 4.2(b)(viii), and if the amount of such Estimated TI and Commission Expenses Debit exceeds the debit to the Adjustment Account which would have been required to be made under subparagraph 4.2(b)(viii) if the actual total TI and Commission Expenses required to be expended in connection with the applicable New Lease or Aim Lease Amendment had been paid within sixty (60) days after the Closing Date and known at the time of preparation of the Adjustment Account, a credit shall be entered in the Post-Closing Adjustment Account for the amount of such excess during the month in which the total amount of such TI and Commission Expenses is first determined. Conversely, if an Estimated TI and Commission Expenses Credit is made to the Adjustment Account in connection with any New Lease or Aim Lease Amendment pursuant to subparagraph 4.2(a)(vi), and if the amount of such Estimated TI and Commission Expenses
                    Credit is less than the credit to the Adjustment Account which would have been required to be made under subparagraph 4.2(a)(vi) if the actual total TI and Commission Expenses required to be expended in connection with the applicable New Lease or Aim Lease Amendment had been paid within sixty (60) days after the Closing Date and known at the time of preparation of the Adjustment Account, a credit shall be entered in the Post-Closing Adjustment Account for the amount of such deficiency during the month in which the total amount of such TI and Commission Expenses is first determined.

          (ii) Promptly after the end of the Current Contract Year under the Summit Parking License, Newco shall calculate the exact reimbursable expenses for parking at Summit events conducted prior to the Proration Time during
                    the Current Contract Year (the "FINAL PARKING EXPENSE CREDIT"). Newco will promptly provide such information to NML and Kemper. If the Final Parking Expense Credit exceeds the Initial Parking Expense Credit entered in the Adjustment Account pursuant to subparagraph 4.2(a)(iii)(c)(i), the amount of
                    such excess shall   be credited to the Post-Closing
                    Adjustment Account.

          (iii) Promptly after Newco receives the information from Arena required to calculate the total license fees accrued under the Summit Parking License for the Current Contract Year, Newco shall calculate the pro rata share of such license fees for the entire Current Contract Year allocated on an equal per-day basis attributable to the days of the Current Contract Year elapsed to the Proration Time (the "FINAL LICENSE FEE CREDIT") and will provide such information to NML and Kemper. If the Final License Fee Credit exceeds the Initial License Fee Credit entered in the Adjustment Account pursuant to subparagraph 4.2(a)(iii)(b)(iii), the amount of such excess shall be credited to the Post-Closing Adjustment Account.

          (iv) If, as and when payments are received by Newco which are required (as hereinafter provided in this subparagraph
                    (iv)) to be applied toward payment of any of the Past-Due Rentals referred to in subparagraph 4.2(a)(iii)(d), such amounts, less any direct expenses of collection incurred by Newco, shall be credited to the Post-Closing Adjustment Account. Upon request of NML and Kemper at any time after the termination of a particular Existing Lease, if any amount of Past-Due Rentals remain owing in connection with such Existing Lease, Newco shall assign to NML and Kemper (one-half each) or their designee or designees, without recourse, all of Newco's interest in all unpaid amounts, if any, of such Past-Due Rentals claim then remaining outstanding and shall, if applicable, endorse without recourse and deliver to NML or Kemper or their designee as specified by NML and Kemper any promissory note representing any amount of such Past-Due Rentals claim. Newco shall have no duty to undertake to collect and no liability to 9 Greenway (or NML or Kemper as assignees of 9 Greenway) for failure to collect any amount of any Past-Due Rentals; and Newco shall be entitled to apply amounts received from an Existing Tenant under an Existing Lease later than sixty (60) days after the Proration Time toward payment of amounts then due and owing under or in connection with such Existing Lease other than Past-Due Rentals, so that payments received from or for the account of an Existing Tenant under an Existing Lease after the expiration of sixty (60) days after the Proration Time shall be applied toward payment of Past-Due Rentals owing by such Existing Tenant only to the extent, if any, that such payments exceed amounts of rental or other charges then due and owing from such Existing Tenant to Newco in connection with such Existing Lease which do not constitute Past-Due Rentals and amounts required to reimburse any expenses of collection incurred by Newco.

          (v) Promptly after Newco receives all information required to calculate the exact amount of the total Ad Valorem Taxes actually imposed upon the Greenway Properties and paid by Newco for the year 1996, Newco shall calculate the pro rata share of such Ad Valorem Taxes for the entire 1996 year allocated on an equal per-day basis attributable to the days of the 1996 year elapsed to the Proration Time (the "FINAL
                    TAX DEBIT") and will provide such information to NML and Kemper. If the Final Tax Debit is less than the Initial Tax Debit entered in the Adjustment Account pursuant to subparagraph 4.2(b)(ii), the amount of such deficiency shall be credited to the Post-Closing Adjustment Account.

          (vi) If an estimated debit is made to the Adjustment Account in connection with any Casualty Loss pursuant to subparagraph 4.2(b)(x), and if the amount of such estimated debit exceeds the debit to the Adjustment Account which would have been required to be made under subparagraph 4.2(b)(x) if the actual total costs and expenses of repairing, restoring or replacing the damage caused by the applicable Casualty Loss had been known at the time of preparation of the Adjustment Account, a credit shall be entered in the Post-Closing Adjustment Account for the amount of such excess during the month in which the total amount of such costs and expenses is first determined. Conversely, if an estimated credit is made to the Adjustment Account in connection with any Casualty Loss pursuant to subparagraph 4.2(a)(x), and if the amount of such estimated credit is less than the credit to the Adjustment Account which would have been required to be made under subparagraph 4.2(a)(x) if the actual total costs and expenses of repairing, restoring or replacing the damage caused by the applicable Casualty Loss had been known at the time of preparation of the Adjustment Account, a credit shall be entered in the Post-Closing Adjustment Account for the amount of such deficiency during the month in which the total amount of such costs and expenses is first determined.

          (vii) If it shall be finally determined that an error has been made in preparation of the Adjustment Account, resulting in the making of a debit in the Adjustment Account in excess of the amount of the debit which should properly have been made or resulting in the making of a credit in the Adjustment Account less than the amount of the credit which should properly have been made, a corrective credit shall be made in the Post-Closing Adjustment Account to correct such error during the month in which a final determination is made as to the amount of such error (including final resolution of any dispute between Newco and NML and Kemper concerning the existence or amount of such error); provided that none of Newco, NML or Kemper shall have the right to make or require making of a corrective credit to the Post-Closing Adjustment Account pursuant to this subparagraph to correct any error in the Adjustment Account unless it shall have given written notice of a claim that such error was made to Newco (in the case of a notice from NML or Kemper) or to NML and Kemper (in the case of a notice from Newco) within one (1) year after the Proration Time.

          (viii) Credits shall be entered in the Post-Closing Adjustment Account for the principal amount of payments made by 9 Greenway (or by NML and Kemper for the account of 9 Greenway) to Newco by reason of debit balances in the Post-Closing Adjustment Account as provided for in paragraph 4.2(f).

     (e)  The following amounts shall be debited to the Post-Closing Adjustment
          Account:

     (i) If the Final Parking Expense Credit (calculated as provided in subparagraph 4.2(d)(ii)) is less than the Initial Parking Expense Credit entered in the Adjustment Account pursuant to subparagraph 4.2(a)(iii)(c)(i), the amount of such deficiency shall be debited to the Post-Closing Adjustment Account.

     (ii) If the Final License Fee Credit (calculated as provided in subparagraph 4.2(d)(iii)) is less than the Initial License Fee Credit entered in the Adjustment Account pursuant to subparagraph 4.2(a)(iii)(c)(ii), the amount of such deficiency shall be debited to the Post-Closing Adjustment Account.

     (iii) If the Final Tax Debit (calculated as provided in subparagraph 4.2(d)(v)) exceeds the Initial Tax Debit entered in the Adjustment Account pursuant to subparagraph 4.2(b)(iii), the amount of such excess shall be debited to the Post-Closing Adjustment Account.

     (iv) Subject to the provisions set out hereinafter in this subparagraph, all amounts expended by Newco to pay or to compromise or settle Disputed Claims described in subparagraph 4.2(c), and all attorneys' fees and direct expenses incurred by Newco in investigating, defending, settling or compromising Disputed Claims, less any amounts of such payments or expenses which are paid or reimbursed to Newco under insurance policies held by Newco, 9 Greenway or Greenway, shall be debited to the Post-Closing Adjustment Account; provided that in no event shall Newco be obligated to defend any Disputed Claim; and provided further that, even if a Disputed Claim is not known or disclosed to CRE prior to completion of the statement of the Adjustment Account pursuant to paragraph 4(c), no amount of such Disputed Claim or attorneys' fees or expenses incurred by Newco in investigating, defending, settling or compromising such Disputed Claim shall be debited by Newco to the Post-Closing Adjustment Account at any time after the Account Termination Date provided for in subparagraph 4.2(f). Nothing contained in this subparagraph or elsewhere in this Agreement is intended or shall be construed to waive or relinquish or in anywise impair or prejudice any defense which may be or become available to Newco, Greenway or 9 Greenway with respect to any Disputed Claim, including, without limitation, any defense based on any statute of limitations which may be or hereafter become applicable to any such Disputed Claim, nor shall this Agreement be construed to require, or constitute an agreement of, NML or Kemper to pay or provide funds to pay any amount of a Disputed Claim as to which a valid defense of Newco, Greenway or 9 Greenway, as applicable, is asserted and sustained. Further, at the election of NML and Kemper, NML and Kemper shall be entitled to take over and control the defense of any Disputed Claim through representatives or attorneys selected by NML and Kemper and at their expense, in which event NML and Kemper (one-half each) shall bear and pay the expenses of defending such Disputed Claim and any amount required to pay or compromise and settle such Disputed Claim; provided that NML and Kemper (one-half each) shall be entitled to the benefit of any insurance held by Newco, 9 Greenway or Greenway providing for payment or reimbursement of such expenses or payment. Newco shall cooperate with NML and Kemper, at the expense of NML and Kemper (one-half each), in connection with the defense of any Disputed Claim which has been taken over by NML and Kemper. Newco shall not settle or compromise any Disputed Claim without the prior written consent of NML and Kemper; provided that:

               (a) if Newco receives a settlement offer with respect to a Disputed Claim which Newco desires to accept and NML or Kemper refuses to approve such settlement, Newco shall have the right to require that NML and Kemper take over the defense of such Disputed Claim at their expense as provided for hereinabove in this subparagraph; and

               (b) Newco shall have the right, without obtaining the consent of NML or Kemper, to settle and compromise not more than a total of five (5) separate Disputed Claims, if the total amount paid by Newco to settle and compromise and obtain a full release of each such Disputed Claim is an amount which will result in the total debits to the Post-Closing Adjustment Account in connection with such Disputed Claim (including also attorneys' fees and expenses incurred by Newco in investigating, defending and settling such Disputed Claim) being less than $10,000 (determined separately as to each such Disputed Claim) and if such settlement and compromise will not impose any liability or obligation whatsoever on 9 Greenway, NML or Kemper to any person or persons (other than the obligation to provide funds to 9 Greenway to pay or to pay Newco any amount becoming due pursuant to Section 4.2 by reason of any such debits to the Post-Closing Adjustment Account).

          (v) If an Estimated TI and Commission Expenses Debit is made to the Adjustment Account in connection with any New Lease or Aim Lease Amendment pursuant to subparagraph 4.2(b)(viii), and if the amount of such Estimated TI and Commission Expenses Debit is less than the debit to the Adjustment Account which would have been required to be made under subparagraph 4.2(b)(viii) if the actual total TI and Commission Expenses required to be expended in connection with the applicable New Lease or Aim Lease Amendment had been paid within sixty (60) days after the Closing Date and known at the time of preparation of the Adjustment Account, a debit shall be entered in the Post-Closing
               Adjustment Account for the amount of such deficiency during the month in which the total amount of such TI and Commission Expenses is first determined. Conversely, if an Estimated TI and Commission Expenses Credit is made to the Adjustment Account in connection with any New Lease or Aim Lease Amendment pursuant to subparagraph 4.2(a)(vi), and if the amount of such Estimated TI and Commission Expenses Credit is greater than the credit to the Adjustment Account which would have been required to be made under subparagraph 4.2(a)(vi) if the actual total TI and Commission Expenses required to be expended in connection with the applicable New Lease or Aim Lease Amendment had been paid within sixty (60) days after the Closing Date and known at the time of preparation of the Adjustment Account, a debit shall be entered in the

               Post-Closing Adjustment Account for the amount of such excess during the month in which the total amount of such TI and Commission Expenses is first determined.

     (vi) If an estimated debit is made to the Adjustment Account in connection with any Casualty Loss pursuant to subparagraph 4.2(b)(x), and if the amount of such estimated debit is less than the debit to the Adjustment Account which would have been required to be made under subparagraph 4.2(b)(x) if the actual total costs and expenses of repairing, restoring or replacing the damage caused by the applicable Casualty Loss had been known at the time of preparation of the Adjustment Account, a debit shall be entered in the Post-Closing Adjustment Account for the amount of such deficiency during the month in which the total amount of such costs and expenses is first determined. Conversely, if an estimated credit is made to the Adjustment Account in connection with any Casualty Loss pursuant to subparagraph 4.2(a)(x), and if the amount of such estimated credit exceeds the credit to the Adjustment Account which would have been required to be made under subparagraph 4.2(a)(x) if the actual total costs and expenses of repairing, restoring or replacing the damage caused by the applicable Casualty Loss had been known at the time of preparation of the Adjustment Account, a debit shall be entered in the Post-Closing Adjustment Account for the amount of such excess during the month in which the total amount of such costs and expenses is first determined.

     (vii) If it shall be finally determined that an error has been made in preparation of the Adjustment Account, resulting in the making of a credit in the Adjustment Account in excess of the amount of the credit which should properly have been made or resulting in the making of a debit in the Adjustment Account less than the amount of the debit which should properly have been made, a corrective debit shall be made in the Post-Closing Adjustment Account to correct such error during the month in which a final determination is made as to the amount of such error (including final resolution of any dispute between Newco and NML and Kemper concerning the existence or amount of such error); provided that none of Newco, NML or Kemper shall have the right to make or require making of a corrective debit to the Post-Closing Adjustment Account pursuant to this subparagraph to correct any error in the Adjustment Account unless it shall have given written notice of a claim that such error was made to Newco (in the case of a notice from NML or Kemper) or to NML and Kemper (in the case of a notice from Newco) within one (1) year after the Proration Time.

     (viii) Debits shall be entered in the Post-Closing Adjustment account for the amounts, if any, of Incurred Marketing Fees which become due and payable and are paid by Newco to Senterra after the expiration of sixty (60) days after the Closing Date.

     (ix) Debits shall be entered in the Post-Closing Adjustment account for the amounts, if any, of Initial Tenant Improvement Expenses which become due and payable and are paid by Newco after the expiration of sixty (60) days after the Closing Date.

     (x) Debits shall be entered in the Post-Closing Adjustment Account for the principal amount of payments made by Newco to NML and Kemper by reason of credit balances in the Post-Closing Adjustment Account as provided for in paragraph 4.2(f).

(f) SPC, as general partner of Newco, will cause Newco to maintain the Post-Closing Adjustment Account and to provide a detailed statement of the Post-Closing Adjustment Account including all credits and debits to such Post-Closing Adjustment Account to NML and Kemper (as assignees of 9 Greenway as provided for in Section 5.1) within twenty (20) days after the end of each month during which any credit or debit is provided herein to be entered in the Post-Closing Adjustment Account; provided that, notwithstanding any contrary provision elsewhere contained herein:

     (i) unless and except to the extent that written demand upon Newco that such credit or debit entry be made in the Post-Closing Adjustment Account has theretofore been made by 9 Greenway, NML or Kemper, no credit or debit entry shall be made to the Post-Closing Adjustment Account and none of Newco, 9 Greenway, NML or Kemper shall have any right to make or require the making of a debit or credit to such Post-Closing Adjustment Account at any time after the first to occur (herein called the "ACCOUNT TERMINATION DATE") of:

               (a)  the expiration of ten (10) years after the Proration Time;
                    or

               (b) the last to occur of (I) the expiration of two (2) years after the Proration Time or (II) the date when Newco or a "CRE AFFILIATE" (being any person owning, owned by, or under common ownership with CRE to the extent [directly or indirectly] of at least fifty percent [50%] of the equity in such affiliated person) ceases to own all or substantially all of the Greenway Properties, it being stipulated that Newco and any CRE Affiliate shall be deemed to have ceased to own the Greenway Properties when such Greenway Properties are conveyed by Newco or such CRE Affiliate to another person other than Newco or another CRE Affiliate (either by voluntary conveyance or by involuntary conveyance such as foreclosure sale, bankruptcy sale, or execution sale) or when CRE ceases to own and hold (directly or directly), and it being further stipulated that Newco and any CRE Affiliate owning the Greenway Properties shall be deemed for purposes of this subparagraph (b) to have ceased to own the Greenway Properties when CRE ceases to own and hold (either directly, or indirectly through one or more CRE Affiliates) at least fifty percent (50%) of the partnership equity in Newco or such CRE Affiliate, as applicable; provided that solely for purposes of this subparagraph the "Greenway Properties" shall not be deemed to include the central heated and chilled water plant now owned by Greenway;

     (ii) after the Account Termination Date, none of Newco, 9 Greenway, NML or Kemper shall have any liability to the other based on any action, fact or circumstance (whether known or unknown) which would require making of a credit or debit entry in the Post-Closing Adjustment Account under the provisions of paragraph 4.2(d) or paragraph 4.2(e) unless and except to the extent that such credit or debit entry was actually made by Newco in the Post-Closing Adjustment Account prior to the Account Termination Date or written demand upon Newco that such credit or debit entry be made in the Post-Closing Adjustment Account was made by 9 Greenway, NML or Kemper prior to the Account Termination Date; and

     (iii) Newco shall retain or direct Senterra and any successor management company engaged by Newco to manage the Greenway Properties to retain all books and records and files concerning the Greenway Properties and the operation thereof and "Assigned Contracts" and "Existing Leases" assigned to Newco pursuant to the Newco Conveyance which are in the possession of Senterra on the Closing Date for a period of at least ten (10) years after the Closing Date.

     NML and Kemper and their representatives shall be provided access, at the expense of NML and Kemper, upon request at any time upon reasonable notice during normal business hours to all books and records of Greenway, 9 Greenway and Newco relevant to credits or debits in the Post-Closing Adjustment Account. NML and Kemper shall endeavor in good faith to minimize any disruption to the business and operations of Newco and its property manager incident to NML's and Kemper's inspections of such books and records. If any statement of the Post-Closing Adjustment Account provided for hereinabove reflects that the total of the credits theretofore entered in the Post-Closing Adjustment Account exceeds the total of the debits theretofore entered in the Post-Closing Adjustment Account, SPC, as general partner, will cause Newco to pay to NML and Kemper (one-half each), as assignees of 9 Greenway, by wire transfer of immediately available funds to such account or accounts as may be directed by NML and Kemper, the amount, if any, by which the total of the credits to the Post-Closing Adjustment Account exceeds the total of the debits to the Post-Closing Adjustment Account within five (5) Business Days after the date on which such statement is required to be provided to NML and Kemper under the foregoing provisions hereof, plus, if such payment is not made when due, an amount equal to interest on such excess calculated at the rate of 12% per annum from the date when such payment was due to the date of payment thereof; or, if applicable, 9 Greenway will pay (with funds to be provided by NML and Kemper, one-half each, pursuant to Section 5.1) to Newco, by wire transfer of immediately available funds to such account as may be directed by Newco, the amount, if any, by which such statement reflects that the total of the debits to the Post-Closing Adjustment Account exceeds the total of the credits to the Post-Closing Adjustment Account within five (5) Business Days after receipt by NML and Kemper of such statement, plus, if such payment is not made when due, an amount equal to interest on such excess calculated at the rate of 12% per annum from the date when such payment was due to the date of payment thereof; provided that if one only of NML or Kemper fails to pay or provide funds to 9 Greenway to pay its one-half share of such excess by the date on which payment thereof is due, then only the one of NML or Kemper who thus fails to pay or provide its one-half share of such payment shall be responsible for payment of interest accruing by reason of failure to make such payment by the due date; and provided further that if disagreement exists between Newco, on the one hand, and NML and Kemper, on the other hand, as to the amount (or propriety) of any credit or debit to the Post-Closing Adjustment Account reflected in any such statement, the payment to be made pursuant to this sentence shall be calculated without inclusion of the disputed amount of the applicable credit or debit (whether one or more). Upon resolution of any dispute as to the amount (or propriety) of any credit or debit to the Post-Closing Adjustment Account, 9 Greenway (with funds provided one-half each by NML and Kemper) or Newco, as applicable, shall, within five (5) Business Days after final resolution of such dispute, pay such amount as is determined to be owing by virtue of resolution of such dispute, plus, if such payment is not made when due, an amount equal to interest on such amount calculated at the rate of 12% per annum from the date when such payment was due to the date of payment thereof; provided that if one only of NML or Kemper fails to pay or provide funds to 9 Greenway to pay its one-half share of an amount determined to be owing to Newco by the date on which payment thereof is due, then only the one of NML or Kemper who thus fails to pay or provide its one-half share of such payment shall be responsible for payment of interest accruing by reason of failure to make such payment by the due date. As provided in the Newco Partnership Agreement, CRE shall contribute to Newco such amounts as are required to provide funds to enable Newco to make any payment becoming due to NML and Kemper (as assignees of 9 Greenway) pursuant to this paragraph; and CRE's agreement to provide such funds shall inure to the benefit of and be enforceable by NML and Kemper. Likewise, as provided in the Redemption Agreement, NML and Kemper (severally and to the extent of one-half each) shall provide funds to enable 9 Greenway to make any payment becoming due to Newco pursuant to this paragraph, or at their election shall make any such payment directly to Newco; and the agreement of NML and Kemper to provide such funds shall inure to the benefit of and be enforceable by Newco. In each event when Newco makes a payment to NML and Kemper by reason of a credit balance in the Post-Closing Adjustment Account as provided for in this paragraph, a debit shall be entered in the Post-Closing Adjustment Account for the principal amount (not including interest) of such payment. Likewise, in each event when 9 Greenway (or NML and Kemper for the account of 9 Greenway) makes a payment to Newco by reason of a debit balance in the Post-Closing Adjustment Account as provided for in this paragraph, a credit shall be entered in the Post-Closing Adjustment Account for the principal amount (not including interest) of such payment.

                                       V.

                REDEMPTION OR SURRENDER OF PARTNERSHIP INTERESTS

          5.1. Redemption or Surrender of Partnership Interests. Upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in Article IV:

     (a) The Partnership Interest of NML in 9 Greenway shall be redeemed; and to effect payment of the consideration payable for such redemption, 9 Greenway and NML shall join in executing and delivering a Redemption Agreement (the "REDEMPTION AGREEMENT") in substantially the form of
          Schedule XXVI attached hereto and incorporated herein, pursuant to which 9 Greenway shall assign to NML the right to receive one-half (1/2) of all payments and amounts which

          9 Greenway is or becomes entitled to receive from Newco pursuant to
          Section 4.2, and NML will agree to pay or provide funds to 9 Greenway to pay one-half (1/2) of all amounts which 9 Greenway is or becomes obligated to pay to Newco pursuant to Section 4.2.

     (b) The Partnership Interest of Kemper in 9 Greenway shall be redeemed; and to effect payment of the consideration payable for such redemption, 9 Greenway and Kemper shall join in executing and delivering the Redemption Agreement, pursuant to which 9 Greenway shall assign to Kemper the right to receive one-half (1/2) of all payments and amounts which 9 Greenway is or becomes entitled to receive from Newco pursuant to Section 4.2, and Kemper will agree to pay or provide funds to 9 Greenway to pay one-half (1/2) of all amounts which 9 Greenway is or becomes obligated to pay to Newco pursuant to Section 4.2.

          5.2. Continuation of 9 Greenway. If the Closing occurs, J/K#1, J/K#9, and Dow consent to the redemption of the Partnership Interests of NML and Kemper in 9 Greenway as provided for in Section 5.1 and the Redemption Agreement and stipulate and agree that 9 Greenway shall not be dissolved by reason of the redemption of such Partnership Interests. Rather, 9 Greenway shall continue in existence as a Texas limited partnership with J/K#1 and J/K#9 as the general partners and with Dow as the limited partner of such limited partnership.

                                      VI.

                                PAYMENT OF NOTES

          6.1. Payment of Notes. Upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in
Article V:

     (a) SPC, as general partner of Newco, shall cause Newco and any applicable Newco Designees (if any, and whether one or more) to pay to NML, by wire transfer of immediately available funds to such account as shall be designated by NML, the entire unpaid principal balance and all accrued unpaid interest owing on each of the NML Renewal Note and NML Note (not including, of course, the amount of the unpaid principal of the NML Note which was contributed to 9 Greenway pursuant to Section 2.1); and NML shall execute, acknowledge and deliver full releases of all liens, assignments and security interests securing payment of the NML Renewal Note and NML Note.

     (b) SPC, as general partner of Newco, shall cause Newco and any applicable Newco Designees (if any, and whether one or more) to pay to Kemper, by wire transfer of immediately available funds to such account as shall be designated by Kemper, the entire unpaid principal balance and all accrued unpaid interest owing on the Kemper Note (not including, of course, the amount of the unpaid principal of the Kemper Note which was contributed to 9 Greenway pursuant to Section 2.3); and Kemper shall execute, acknowledge and deliver full releases of all liens, assignments and security interests securing payment of the Kemper Note.

     (c) CRE shall provide the funds required to enable Newco to make the payments provided for in paragraphs 6.1(a) and 6.1(b) (which shall be exactly $91,000,000 less such amounts, if any, as are actually paid by all Newco Designees (if any) to NML and Kemper on the Closing Date pursuant to said paragraphs 6.1(a) and 6.1(b)) by making the cash capital contribution to Newco provided for in paragraph 4.1(d).

                                      VII.

                       TERMINATION AND RELEASE AGREEMENTS

          7.1. Affected Agreements. Upon and subject to the terms and conditions hereinafter set forth, effective as of the Closing Date and conditioned upon consummation of the transactions and actions described and provided for in Articles II, III, IV, V, and VI, the applicable parties specified hereinafter desire to make certain agreements or grant certain mutual releases with respect to the following agreements:

     (a) Funding Commitment ("FUNDING COMMITMENT") dated June 30, 1994, between Kemper, NML, and Nomura providing for certain commitments, agreements and undertakings of Kemper and NML in connection with the loan of $115,000,000 made by Nomura to Greenway and 9 Greenway effective as of June 30, 1994;

     (b) Buy-Sell Agreement (as amended, the "BUY-SELL AGREEMENT") among NML, GP#1, GP#9, K-P and Kemper dated August 21, 1989, as amended by Supplement to Buy-Sell Agreement among said parties dated June 30, 1994;

     (c) Collateral Agreement ("COLLATERAL AGREEMENT") among NML, GP#1, GP#9, Kemper, Kemper Realty Corporation, Lumbermens Mutual Casualty Company, Kemper Federal, K-P, K-P Inc., GP Acquisition, P/S, Prime, Greenway and 9 Greenway dated June 30, 1994 (the rights, interests and obligations of Kemper Realty Corporation and Lumbermens Mutual Casualty Company in connection with the Collateral Agreement having been acquired and assumed by KILICO Realty and GP Acquisition);

     (d) Intercreditor Agreement ("INTERCREDITOR AGREEMENT") among Nomura, NML, Kemper, Greenway and 9 Greenway dated June 30, 1994;

     (e) Loan Agreement ("GREENWAY LOAN AGREEMENT") among NML, Kemper, and Greenway dated August 21, 1989, as supplemented or amended;

     (f) Participation Agreement ("GREENWAY PARTICIPATION AGREEMENT") among NML, Kemper, and Greenway dated August 21, 1989, as supplemented or amended;

     (g) Loan Agreement ("9 GREENWAY LOAN AGREEMENT") among NML, Kemper, and 9 Greenway dated August 21, 1989, as supplemented or amended; and

     (h) Participation Agreement ("9 GREENWAY PARTICIPATION AGREEMENT") among NML, Kemper, and 9 Greenway dated August 21, 1989, as supplemented or amended.

          7.2. Releases and Agreements Concerning Affected Agreements. If the transactions provided for in Articles II, III, IV, V, and VI are consummated (said transactions being herein collectively called the "CLOSING"), then it is agreed and stipulated that:

     (a) As of and from and after the Closing, each of NML and Kemper fully releases the other from any and all obligations, liabilities, duties, commitments, undertakings and agreements to or in favor of the other, and NML and Kemper shall each be fully released and relieved of and from any and all obligations, liabilities, duties, commitments, undertakings and agreements to or in favor of any of Greenway, 9 Greenway or Newco under and in connection with or pursuant to the Funding Commitment; provided that, solely as between NML and Kemper, each of NML and Kemper shall remain severally responsible, each for its own actions, to comply with and observe any agreements of such party with or for the benefit of Nomura (or the "Lender," "Deed of Trust Trustee," "Servicer," or "Trustee" as defined in the Funding Commitment) under the terms of the Funding Commitment which continue in effect or from which NML or Kemper are not released after the Closing and shall indemnify the other from and against any loss, claim, liability or expense resulting from any failure of such first-mentioned party to observe and perform any such agreements; and provided further that Newco, SPC, and CRE, jointly and severally, shall indemnify and save and hold harmless NML and Kemper from and against and reimburse NML or Kemper, as applicable, for any loss, cost, expense or liability incurred or payment required to be made by NML or Kemper after the Closing under or pursuant to any provision of the Funding Commitment.

     (b) Each of NML, GP#1, GP#9, K-P and Kemper agrees that effective as of the Closing the Buy-Sell Agreement shall be terminated and of no further force or effect whatsoever, and NML, GP#1 and GP#9, on the one hand, and K-P and Kemper, on the other hand, each fully release the other parties from any and all obligations, liabilities, duties, commitments, undertakings and agreements under and in connection with and pursuant to the Buy-Sell Agreement.

     (c) As of the Closing, the Collateral Agreement shall terminate and be of no further force or effect whatsoever, and each of the parties to the Collateral Agreement fully releases the other parties thereto from any and all obligations, liabilities, duties, commitments, undertakings and agreements under and in connection with the Collateral Agreement at and from and after the Closing.

     (d) As of and from and after the Closing and as between and among NML, Kemper, Greenway and 9 Greenway, each of such parties shall be fully released from any and all obligations, liabilities, duties, commitments, undertakings and agreements to or in favor of any other of such parties under and in connection with the Inter-Creditor Agreement; and the Inter-Creditor Agreement shall be terminated and released of record and of no further force or effect whatsoever by virtue of the requirement of paragraph 13.2(i) that as a condition to the obligation of NML and Kemper to effect the Closing Nomura must agree to terminate the Intercreditor Agreement and release NML, Kemper, Greenway and 9 Greenway from any further obligation, duty or liability thereunder effective as of the Closing Date.

     (e) As of and from and after the Closing, the Greenway Loan Agreement shall be terminated and of no further force or effect whatsoever, and each of NML and

          Kemper fully releases the other from any and all obligations, liabilities, duties, commitments, undertakings and agreements under and in connection with and pursuant to the Greenway Loan Agreement, and neither NML nor Kemper have or shall have any obligation to make any additional loan of any amount to Greenway (or to 9 Greenway or Newco as successors in interest to Greenway) pursuant to the Greenway Loan Agreement.

     (f) Effective as of the Closing, the Greenway Participation Agreement shall be terminated and of no further force or effect whatsoever, and NML, Kemper and Greenway each fully releases the other parties from any and all obligations, liabilities, duties, commitments, undertakings and agreements under and in connection with and pursuant to the Greenway Participation Agreement; provided, of course, that this agreement does not effect forgiveness of the loans made pursuant to the Greenway Loan Agreement, all of which loans are to be contributed to the capital of Greenway incident to the Closing as provided for in Article II above.

     (g) As of and from and after the Closing, the 9 Greenway Loan Agreement shall be terminated and of no further force or effect whatsoever, and each of NML and Kemper fully releases the other from any and all obligations, liabilities, duties, commitments, undertakings and agreements under and in connection with and pursuant to the 9 Greenway Loan Agreement, and neither NML nor Kemper have or shall have any obligation to make any additional loan of any amount to 9 Greenway (or Newco as successor in interest to 9 Greenway) pursuant to the 9 Greenway Loan Agreement.

     (h) Effective as of the Closing, the 9 Greenway Participation Agreement shall be terminated and of no further force or effect whatsoever, and NML, Kemper and 9 Greenway each fully releases the other parties from any and all obligations, liabilities, duties, commitments, undertakings and agreements under and in connection with and pursuant to the 9 Greenway Participation Agreement; provided, of course, that this Agreement does not effect forgiveness of the loans made pursuant to the 9 Greenway Loan Agreement, all of which loans are to be contributed to the capital of 9 Greenway incident to the Closing as provided for in Article II above.

          7.3. Releases and Agreements by Certain Partners or Former Partners. If the Closing occurs, then each of J/K#1, Century, Dow, and J/K#9 (herein collectively and severally called the "RELEASING PARTNERS") releases NML, GP#1, GP#9, K-P and Kemper from any further obligations, liabilities, or duties to any of the Releasing Partners under the Greenway Partnership Agreement or 9 Greenway Partnership Agreement or any contract or agreement of Greenway or 9 Greenway (including, without limitation, any obligation to pay any amounts to any of the partners or former partners of Greenway at any time under Section 9.7(g) of the Amended and Restated Agreement of Limited Partnership of Greenway Plaza, Ltd., dated August 21, 1989, or any obligation to pay any amounts to J/K#9 at any time under Section 9.7(g) of the Agreement of Limited Partnership of Nine Greenway, Ltd., dated August 21, 1989).

                                     VIII.

                             PURCHASE OF REIT STOCK

          8.1. Purchase of Stock by NML. If the Closing occurs, then upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in Article VI, NML shall purchase for $12,500,000 and REIT shall issue and sell to NML a number of shares of fully paid, nonassessable common stock of REIT, par value $0.01 per share ("COMMON STOCK," which term shall include any equity securities of REIT or any corporate successor of REIT into or for which shares of Common Stock are converted or exchanged, and, if REIT is merged into or with or conveys its assets to or otherwise is converted into and becomes a real estate investment trust under the Texas Real Estate Investment Trust Act, the term "Common Stock" shall mean fully paid, duly issued and nonassessable shares in said real estate investment trust into or for which shares of Common Stock of REIT are converted or exchanged and references in this Agreement to the Common Stock as "stock" shall be deemed to refer to such shares in said real estate investment trust), equal to $12,500,000 divided by the Per Share Closing Value (as hereinafter defined). The "PER SHARE CLOSING VALUE" shall be the average of the closing prices per share of the Common Stock as reported on the New York Stock Exchange for the ten (10) trading days last preceding the Closing Date. REIT shall issue and deliver certificates evidencing ownership by NML of the number of shares of Common Stock to be purchased by NML pursuant to this Section on the Closing Date; and NML shall simultaneously deliver to REIT NML's check made payable to REIT for the $12,500,000 purchase price for said shares of Common Stock. Upon request by REIT at any time within ten (10) days prior to the Closing Date, NML shall inform REIT of the name of the bank on which NML's check shall be drawn.

          8.2. Purchase of Stock by Kemper. If the Closing occurs, then upon and subject to the terms and conditions hereinafter set forth, on the Closing Date and immediately following consummation of the transactions and actions described and provided for in Article VI, Kemper shall purchase for $12,500,000 and REIT shall issue and sell to Kemper a number of shares of fully paid, nonassessable Common Stock of REIT equal to $12,500,000 divided by the Per Share Closing Value. REIT shall issue and deliver certificates evidencing ownership by Kemper of the number of shares of Common Stock to be purchased by Kemper pursuant to this Section on the Closing Date; and Kemper shall simultaneously deliver to REIT Kemper's check made payable to REIT for the $12,500,000 purchase price for said shares of Common Stock. Upon request by REIT at any time within ten (10) days prior to the Closing Date, Kemper shall inform REIT of the name of the bank on which Kemper's check shall be drawn.

          8.3. Lock-up Period. Each of NML and Kemper, severally, covenant and agree with REIT that NML or Kemper, as applicable, shall not sell or distribute to any person any of the shares of Common Stock purchased by NML or Kemper, as applicable, under this Article VIII during the one-year period ("LOCK-UP PERIOD") ending on the first anniversary of the Closing Date; provided that:

     (a) Kemper may transfer and assign Common Stock purchased by Kemper to one or more persons who are a "KEMPER AFFILIATE" (being a person who is controlled by, controls or is under common control with Kemper, with "control" meaning the power to control the policies or actions of a person through ownership, directly or indirectly, of corporate stock or other equity interests in such person); provided that each such Kemper Affiliate to whom Common Stock is transferred or assigned must agree to be bound by the terms and provisions of this Article VIII with respect to such Common Stock to the same extent and in the same manner as if such Kemper Affiliate were "Kemper." In the event that Kemper transfers or assigns any of the Common Stock purchased by it to a Kemper Affiliate, all references in this Section 8.3 and in Sections 8.4, 8.5, and 8.6 to "Kemper" shall be deemed also to refer to such Kemper Affiliate insofar as to the Common Stock transferred or assigned to such Kemper Affiliate, and Kemper shall remain jointly and severally liable with such Kemper Affiliate for the performance and observance by such Kemper Affiliate of all covenants, undertakings and agreements of Kemper under this Article VIII with reference to the Common Stock thus transferred or assigned to such Kemper Affiliate.

     (b) NML may transfer and assign Common Stock purchased by NML to one or more persons who are an "NML AFFILIATE" (being a person who is controlled by, controls or is under common control with NML, with "control" meaning the power to control the policies or actions of a person through ownership, directly or indirectly, of corporate stock or other equity interests in such person); provided that each such NML Affiliate to whom Common Stock is transferred or assigned must agree to be bound by the terms and provisions of this Article VIII with respect to such Common Stock to the same extent and in the same manner as if such NML Affiliate were "NML." In the event that NML transfers or assigns any of the Common Stock purchased by it to an NML Affiliate, all references in this Section 8.3 and in Sections 8.4, 8.5, and 8.6 to "NML" shall be deemed also to refer to such NML Affiliate insofar as to the Common Stock transferred or assigned to such NML Affiliate, and NML shall remain jointly and severally liable with such NML Affiliate for the performance and observance by such NML Affiliate of all covenants, undertakings and agreements of NML under this Article VIII with reference to the Common Stock thus transferred or assigned to such NML Affiliate.

No restriction shall exist on sale or distribution of such Common Stock by NML or Kemper after expiration of the Lock-up Period; provided that the issuance of such Common Stock to NML and Kemper shall not be registered under the Securities Exchange Act of 1933 ("SECURITIES ACT") and that NML and Kemper each severally agrees that it will not sell or distribute any of the shares of Common Stock purchased by it pursuant to this Article VIII except pursuant to a registration statement under the Securities Act to be provided by REIT pursuant to Section 8.4 or in a transaction which is, in the opinion of counsel to NML or Kemper (as applicable), exempt from registration under the Securities Act.

          8.4. Registration Agreement. If the Closing occurs, then on the Closing Date REIT shall execute and deliver to each of NML and Kemper a Registration Agreement ("REGISTRATION AGREEMENT") in substantially the form of
Schedule XXVII attached hereto and incorporated herein, pursuant to which REIT will covenant and agree, at its expense, to prepare and file and exercise its best efforts to cause to become and remain effective a registration statement under the Securities Act and all filings required under applicable State securities or blue-sky laws to register the sale by NML or Kemper of the shares of Common Stock purchased by NML or Kemper, as applicable, under this Article VIII, which registration statement and filings will be maintained effective by REIT in accordance with the Registration Agreement at all times after the expiration of the Lock-up Period until NML and Kemper shall have sold and disposed of all shares of Common Stock purchased by either of them pursuant to this Article VIII. Said registration statement shall specifically reserve to NML and Kemper the right, at their election, to sell or distribute shares of Common Stock pursuant to any applicable exemption from registration under the Securities Act, in lieu of selling or distributing such Common Stock pursuant to the registration statement. If REIT is merged into or with or conveys its assets to or otherwise becomes a real estate investment trust under the Texas Real Estate Investment Trust Act, the form of Registration Agreement attached hereto as
Schedule XXVII shall be appropriately amended or changed in such manner as shall reasonably be required by NML and Kemper to refer to and describe the fully paid, duly issued and nonassessable shares in said real estate investment trust into or for which shares of Common Stock of REIT are converted or exchanged, in lieu of describing the shares of Common Stock of REIT described in said Schedule XXVII and to make such other changes therein as are reasonably required by NML and Kemper by reason of or to reflect the nature of REIT as a real estate investment trust under said Texas Real Estate Investment Trust Act.

          8.5.      Purchase Price Adjustment.

          (a) In the event that NML or Kemper (a "SELLING PARTY") sells any or all of the shares of Common Stock purchased by it pursuant to this Article VIII during the 30-day period immediately following expiration of the Lock-up Period (the shares of Common Stock thus sold by a Selling Party during such 30-day period being herein called the "SALE SHARES"), including, without limitation, a sale of such shares of Common Stock to REIT pursuant to the provisions of
Section 9 of the Registration Agreement during such 30-day period, then:

     (i) If the average "PER SHARE NET PROCEEDS" (being the net proceeds received by a Selling Party from the sale of one Sale Share, less and determined after deducting an amount equal to the quotient of (a) all costs of sale of Sale Shares incurred by such Selling Party (subject, if applicable, to the limitation provided in subparagraph 8.5(a)(iii)), divided by (b) the number of Sale Shares sold by such Selling Party) are less than 90% of the Per Share Closing Value, then REIT shall promptly pay or cause to be paid to such Selling Party, upon demand and by wire transfer of immediately available funds to such account as shall be designated by such Selling Party, an amount equal to the product of (x) the amount by which 90% of the Per Share Closing Value exceeds the average Per Share Net Proceeds for all Sale Shares sold by such Selling Party, multiplied by (y) the total number of Sale Shares sold by such Selling Party; or

     (ii) If the average Per Share Net Proceeds received by the Selling Party for all Sale Shares sold by such Selling Party are greater than 105% of the Per Share Closing Value, then such Selling Party shall promptly pay to REIT, by wire transfer of immediately available funds to such account as shall be designated by REIT, an amount equal to the product of (x) the amount by which the average Per Share Net Proceeds for all Sale Shares sold by such Selling Party exceeds 105% of the Per Share Closing Value, multiplied by (y) the total number of Sale Shares sold by such Selling Party.

     (iii) For purposes of calculating the Per Share Net Proceeds, it is stipulated and agreed that if one or more Selling Parties who sell Sale Shares conduct or cause to be conducted any due diligence investigation with respect to REIT and any registration statement pursuant to which Sale Shares are sold by any such Selling Party, and/or if one or more Selling Parties who sell Sale Shares engage an underwriter in connection with the sale of Sale Shares by any such Selling Party, the maximum amount of costs or expenses of all such due diligence investigations and of fees, charges or expenses paid to all such underwriters by such Selling Parties (collectively, if more than one, and herein called "DUE

               DILIGENCE AND UNDERWRITING EXPENSES") incident to sale of all Sale Shares sold by all Selling Parties which may be deducted in calculating the Per Share Net Proceeds of the sale of Sale Shares by all such Selling Parties shall be limited to and shall not exceed a total aggregate amount of $75,000 (herein called the "MAXIMUM DUE DILIGENCE AND UNDERWRITING EXPENSES"). In this regard, any Selling Party shall be entitled to deduct (to the extent actually incurred) the entire amount of the Maximum Due Diligence and Underwriting Expenses in calculating the Per Share Net Proceeds with respect to the Sale Shares sold by such Selling Party; provided that if two or more Selling Parties sell Sale Shares and two or more Selling Parties incur any Due Diligence and Underwriting Expenses, then the maximum amount of Due Diligence and Underwriting Expenses which any one such Selling Party shall be entitled to deduct in calculating the Per Share Net Proceeds with respect to the Sale Shares sold by such one Selling Party shall be limited to the lesser of:

               (a) the actual amount of Due Diligence and Underwriting Expenses incurred by such one Selling Party (the "ACTUAL EXPENSES"), or

               (b) an amount (the "ALLOCATED EXPENSES") equal to $75,000, divided by the total number of Sale Shares sold by all Selling Parties, and multiplied by the number of Sale Shares sold by such one Selling Party;

               provided that if the application of the foregoing limitation to each of such Selling Parties results in limiting the aggregate Due Diligence and Underwriting Expenses allocated to all such Selling Parties to an amount less than the Maximum Due Diligence and Underwriting Expenses, the excess ("UNALLOCATED EXCESS AMOUNT") of such Maximum Due Diligence and Underwriting Expenses not thus allocated to such Selling Parties may also be deducted by any such Selling Party in calculating the Per Share Net Proceeds with respect to the Sale Shares sold by such Selling Party to the extent of the least of: (I) the excess of the Actual Expenses of such Selling Party above the Allocated Expenses of such Selling Party, (II) the Unallocated Excess Amount, or (III) if the Actual Expenses of two or more Selling Parties exceed the Allocated Expenses of such respective Selling Parties, a pro rata share of the Unallocated Excess Amount determined on the basis of the ratio of such excess amount of Actual Expenses of such Selling Party as compared to the total of such excess amounts of Actual Expenses of all such Selling Parties.

               (b) The "PER SHARE SETTLE UP VALUE" shall be the average of the closing prices per share of the Common Stock as reported on the New York Stock Exchange for the last ten (10) trading days of the 30-day period next following expiration of the Lock-up Period. If NML or Kemper (a "RETAINING PARTY") does not sell all of the shares of Common Stock purchased by it under this Article VIII during the 30-day period next following expiration of the Lock-up Period, then:

     (i) REIT will, if applicable, promptly pay to such Retaining Party, upon demand and by wire transfer of immediately available funds to such account as shall be designated by such Retaining Party, an amount, if any, equal to the product of (x) the amount, if any, by which 90% of the Per Share Closing Value exceeds the Per Share Settle Up Value, multiplied by (y) the total number of such shares of Common Stock which were not sold by such Retaining Party during such 30-day period; or

     (ii) Such Retaining Party will, if applicable, promptly pay to REIT, by wire transfer of immediately available funds to such account as shall be designated by REIT, an amount, if any, equal to the product of (x) the amount, if any, by which the Per Share Settle Up Value exceeds 105% of the Per Share Closing Value, multiplied by (y) the total number of such shares of Common Stock which were not sold by such Retaining Party during such 30-day period.

               (c) In the event that any stock split, reverse stock split or recombination, reclassification, or stock exchange with respect to Common Stock occurs between the Closing Date and (i) any date during the 30-day period next following expiration of the Lock-Up Period on which any shares of Common Stock are sold by a Selling Party as described in Section 8.5(a) or (ii) the expiration of the 30-day period next following expiration of the Lock-Up Period, then for purposes of Section 8.5(a) and Section 8.5(b), as applicable, the "Per Share Closing Value" shall be adjusted appropriately (by dividing the Per Share Closing Value determined under Section 8.1 by the number (or fractional number) of shares into or for which one share of Common Stock was divided, converted or exchanged incident to such stock split, reverse stock split or recombination, reclassification or exchange, or such other adjustment as shall be necessary) in order to result in comparison of such adjusted "Per Share Closing Value" with the Per Share Net Proceeds under Section 8.5(a) or with the Per Share Settle-Up Value under Section 8.5(b) on a comparable and equivalent share for share basis.

               8.6. Issuance of Additional Common Stock. If the Closing occurs, then to induce NML and Kemper to purchase shares of Common Stock of REIT pursuant to this Article VIII, CRE and REIT covenant and agree with NML and Kemper that neither CRE nor REIT will issue any shares of Common Stock or any securities convertible into Common Stock to any person at any time on or after the Closing Date and prior to the expiration of thirty (30) days after the expiration of the Lock-up Period other than:

     (a)  Common Stock issued to NML and Kemper pursuant to this Article VIII;

     (b) shares of Common Stock, Common Stock warrants, or securities convertible into Common Stock which are issued to any person or persons pursuant to an underwritten registered public offering;

     (c) shares of Common Stock or securities convertible into Common Stock issued to any person or persons if the person or persons to whom such Common Stock or securities convertible into Common Stock are issued are contractually unconditionally prohibited and restricted from reselling or distributing such Common Stock or securities at any time or times prior to the expiration of thirty (30) days after the expiration of the Lock-up Period (each such person, a "RESTRICTED PERSON"), except for a sale or distribution in an offering exempt from and not registered under the Securities Act to a person who likewise agrees to become a Restricted Person subject to the same restrictions as such initial Restricted Person;

     (d) whether issued under a registration statement or otherwise, (i) shares of Common Stock issued by REIT as restricted stock under the 1995 Crescent Real Estate Equities, Inc. Stock Incentive Plan, as amended (the "1995 PLAN"); (ii) shares of Common Stock issued by REIT pursuant to the exercise of options granted on or before the Closing Date pursuant to the 1994 Crescent Real Estate Equities, Inc. Stock Option Plan or the 1995 Plan; (iii) options on, or stock appreciation rights relating to, Common Stock issued by REIT under the

          1995 Plan; and (iv) shares of Common Stock, or options thereon or stock appreciation rights relating thereto, or other securities convertible into Common Stock, in each case issued as incentive compensation (and not in exchange or as consideration for property or other assets, either directly or indirectly) to directors, officers, employees or advisors of REIT, CRE or the general partner of CRE;

     (e) shares of Common Stock, Common Stock warrants, or securities convertible into Common Stock issued to Richard E. Rainwater or entities owned by him ("RAINWATER") in connection with the issuance of shares of Common Stock, Common Stock warrants, or securities convertible into Common Stock under REIT's existing registration statement on Form S-3, No. 33-97794, if offered to and purchased by Rainwater on substantially the same terms as then being offered to the public pursuant to such registration statement in an underwritten public offering;

     (f) shares of Common Stock, Common Stock warrants, or securities convertible into Common Stock issued pursuant to REIT's existing registration statement on Form S-3, No. 33-97794, that are not issued pursuant to an underwritten public offering, if (i) the consideration paid for such shares or securities consists solely of cash and (ii) neither the purchaser of such shares or securities nor any other person or persons have transferred or have agreed to transfer, or shall thereafter agree to transfer, assets or other property (other than money) to REIT, CRE, or any person directly or indirectly owned or controlled by or otherwise affiliated with REIT or CRE in the same transaction as, or in a transaction which is directly related to, the transaction in which such shares or securities were issued to and purchased by such purchaser;

     (g) shares of Common Stock, Common Stock warrants, or securities convertible into Common Stock issued in a transaction exempt from, and not registered under, the Securities Act, if (i) the consideration paid for such shares or securities consists solely of cash and (ii) neither the purchaser of such shares or securities nor any other person or persons have transferred or have agreed to transfer, or shall thereafter agree to transfer, assets or other property (other than money) to REIT, CRE, or any person directly or indirectly owned or controlled by or otherwise affiliated with REIT or CRE in the same transaction as, or in a transaction which is directly related to, the transaction in which such shares or securities were issued to and purchased by such purchaser;

     (h) shares of Common Stock issued by REIT pursuant to the exercise of conversion rights associated with partnership Units in CRE which are issued by CRE prior to the Closing Date; provided that shares of Common Stock permitted to be issued by REIT pursuant to this paragraph 8.6(h) shall not be issued pursuant to or covered by a registration statement unless and except to the extent that REIT is contractually required to do so pursuant to binding contractual commitments undertaken by REIT with the holders of partnership Units prior to the Closing Date;

     (i) shares of Common Stock, Common Stock warrants, or securities convertible into Common Stock issued by REIT in connection with any merger, combination, reorganization, recapitalization or other transaction to which REIT or any entity controlling, controlled by or under common control with REIT is a party, pursuant to which REIT or an entity controlling, controlled by or under common control with REIT acquires all or substantially all the assets of an entity the equity securities of which are publicly held and registered under the Securities Exchange Act of 1934, as amended; or

     (j) shares of a Texas real estate investment trust, warrants for or options to purchase shares of such Texas real estate investment trust, or securities convertible into shares of such Texas real estate investment trust which are issued by such Texas real estate investment trust in exchange or as consideration for corresponding outstanding shares of common stock, warrants for or options to purchase shares of common stock, or securities convertible into shares of common stock of Crescent Real Estate Equities, Inc. incident to the conversion of Crescent Real Estate Equities, Inc. into such Texas real estate investment trust by merger, consolidation or other combination or transaction pursuant to which the shares of such Texas real estate investment trust become "Common Stock" and such Texas real estate trust becomes "REIT" as such terms are defined in this Agreement.

                                      IX.

                        EARNEST MONEY; INSPECTION PERIOD

          9.1. Earnest Money. To induce NML and Kemper to enter into this Agreement, CRE shall, on or within one (1) Business Day after the date of this Agreement, deposit or cause to be deposited with Lawyers Title Company in Houston, Texas ("ESCROWEE"), the sum of $5,000,000 (said sum, together with any additional amounts deposited with the Escrowee by CRE pursuant to paragraph 10.1(b) and paragraph 10.1(c), being herein called the "EARNEST MONEY") to be held by Escrowee and invested pursuant to an Escrow Agreement ("ESCROW AGREEMENT") in substantially the form of Schedule XXVIII attached hereto and incorporated herein. Interest earned on investments of the Earnest Money deposited with Escrowee pursuant to the Escrow Agreement is herein called "EARNEST MONEY INTEREST." A portion of the Earnest Money in the amount of ONE HUNDRED DOLLARS ($100) (the "INDEPENDENT CONTRACT CONSIDERATION") has been bargained for and agreed to as consideration for the execution of this Agreement by all parties other than CRE, SPC, and REIT. The Independent Contract Consideration is in addition to and independent of all other consideration provided in this Agreement and shall be paid by the Escrowee to NML and Kemper (one-half each) regardless of whether the Closing occurs and shall not, under any circumstances, be refunded by the Escrowee to CRE notwithstanding anything to the contrary otherwise contained herein. If (i) the Earnest Money has not been received by the Escrowee on or within one (1) Business Day after the date of this Agreement or (ii) copies of the Escrow Agreement signed by Escrowee and reflecting the receipt by Escrowee of the Earnest Money on or within one (1) Business Day after the date of this Agreement are not delivered by CRE to each of NML and Kemper within five (5) Business Days after the date of this Agreement, this Agreement will immediately and automatically terminate and be of no further force or effect whatsoever and no party hereto shall have any liability or responsibility to any other party hereunder; provided that the agreements of CRE, SPC, and REIT pursuant to
Section 9.3, the agreements of the Crescent Parties pursuant to paragraph 11.1(h), and the agreements of the Acting Greenway Parties pursuant to paragraph 12.1(bb) shall continue in effect and shall not be terminated.

     (a) If this Agreement is not terminated pursuant to the foregoing provisions of this Section 9.1, and if on or prior to the thirtieth day after the date of this

          Agreement ("30TH DAY") CRE shall notify NML and Kemper in writing pursuant to Section 9.2 that CRE has elected to terminate this Agreement, CRE shall be entitled to give written notice to the Escrowee pursuant to Subsection 4(a) of the Escrow Agreement requiring the Escrowee to pay the Independent Contract Consideration to NML and Kemper (one-half each) and to refund and pay all of the remainder of the Earnest Money and the Earnest Money Interest to CRE; provided that if CRE gives notice on or prior to the 30th Day to the Escrowee pursuant to Subsection 4(a) of the Escrow Agreement requiring the Escrowee to pay the Independent Contract Consideration to NML and Kemper (one-half each) and to refund and pay all of the remainder of the Earnest Money and the Earnest Money Interest to CRE it shall be conclusively deemed that CRE has simultaneously given written notice to NML and Kemper pursuant to Section 9.2 that CRE has elected to terminate this Agreement.

     (b) If the Closing occurs, then on the Closing Date NML and Kemper shall join with CRE in executing instructions to the Escrowee to pay the Independent Contract Consideration to NML and Kemper (one-half each) and to refund and pay all of the remainder of the Earnest Money and the Earnest Money Interest to CRE.

     (c) If this Agreement is not terminated pursuant to the foregoing provisions of this Section 9.1 and CRE does not give notice of termination of this Agreement pursuant to Section 9.2 on or before the 30th Day, and if:

          (i) Each of the warranties and representations set forth in paragraphs 12.1(a) through 12.1(q) and in paragraph 12.1(t) shall be true and correct in all material respects as of the Closing Date; and

          (ii) The certified updated list of all Existing Leases to be delivered to CRE pursuant to Section 9.5 shall be true and correct in all material respects as of the date of delivery thereof to CRE; and

          (iii) Each of the warranties and representations set forth in paragraphs 12.1(r), 12.1(s) and 12.1(t) shall be true and correct in all material respects as of the date of this Agreement; and

          (iv) Each of NML, GP#1, GP#9, K-P and Kemper shall have performed and complied with all agreements, covenants and undertakings to be performed or complied with by it under the terms of this Agreement on or prior to the Closing Date or shall tender performance of such agreements, covenants and undertakings on the Closing Date conditioned only upon satisfaction of the conditions to its obligation to perform such agreements, covenants and undertakings on the Closing Date as specified in Section 13.2; and

          (v) The conditions to the obligation of the Crescent Parties (as defined in Section 11.1) specified in paragraphs 13.1(d), 13.1(e) and 13.1(i) shall have been satisfied (or waived) on the Closing Date; and

          (vi) Delivery of the Owner's Title Policy and UCC Search Certificates in satisfaction of the conditions to the obligation of the Crescent Parties specified in paragraphs 13.1(f) and 13.1(g) is tendered on the Closing

                    Date subject only to consummation of the Closing on the Closing Date; and

          (vii) Notice of termination of this Agreement is given by any of the Crescent Parties or any of NML, GP#1, GP#9, K-P or Kemper as authorized by and pursuant to paragraph 13.4(a) or paragraph 13.4(b), as applicable, or any of the Crescent Parties shall default in performing any of its agreements, covenants and undertakings which are required by this Agreement to be performed by such Crescent Party on the Closing Date, then CRE shall promptly join with NML and Kemper in executing instructions to the Escrowee to pay the Earnest Money to NML and Kemper, one-half each, as agreed consideration for their having entered into this Agreement, and directing the Escrowee to pay the Earnest Money Interest to CRE.

     (d) If this Agreement is not terminated pursuant to the foregoing provisions of this Section 9.1 and CRE does not give notice of termination of this Agreement pursuant to Section 9.2 on or before the 30th Day, and if:

          (i) Any of the warranties and representations set forth in paragraphs 12.1(a) through 12.1(q) or in paragraph 12.1(t) shall not be true and correct in any material respect as of the Closing Date; or

          (ii) Any of the warranties and representations set forth in paragraph 12.1(r), 12.1(s) or 12.1(t) shall not be true and correct in any material respect as of the date of this Agreement; or

          (iii) The certified updated list of all Existing Leases to be delivered to CRE pursuant to Section 9.5 shall not be true and correct in all material respects as of the date of delivery thereof to CRE; or

          (iv) Any of NML, GP#1, GP#9, K-P and Kemper shall not have performed and complied with all agreements, covenants and undertakings to be performed or complied with by it under the terms of this Agreement prior to the Closing Date or shall not tender performance on the Closing Date of all agreements, covenants and undertakings to be performed or complied with by it under the terms of this Agreement on the Closing Date conditioned only upon satisfaction of the conditions to its obligation to perform such agreements, covenants and undertakings on the Closing Date as specified in Section 13.2; or

          (v) Any of the conditions to the obligation of the Crescent Parties specified in paragraphs 13.1(d), 13.1(e) and 13.1(i) shall not have been satisfied (or waived) on the Closing Date; or

          (vi) Delivery of either or both the Owner's Title Policy or the UCC Search Certificates in satisfaction of the conditions to the obligation of the Crescent Parties specified in paragraphs 13.1(f) and 13.1(g) shall not be tendered on the Closing Date subject only to consummation of the Closing on the Closing Date; and

          (vii) Notice of termination of this Agreement is given by any of the Crescent Parties as authorized by and pursuant to paragraph 13.4(a), or any of NML, GP#1, GP#9, K-P or Kemper shall default in performing any of its agreements, covenants and undertakings which are required by this Agreement to be performed by it on or prior to the Closing Date, then NML and Kemper shall promptly join with CRE in executing instructions to the Escrowee to pay the Independent Contract Consideration to NML and Kemper (one-half each) and to refund and pay all of the remainder of the Earnest Money and the Earnest Money Interest to CRE; provided that if the Crescent Parties are then entitled to elect whether to enforce specific performance of this Agreement pursuant to subparagraph 13.4(a)(iii) or to recover liquidated damages pursuant to subparagraph 13.4(a)(ii), NML and Kemper shall not be required to join with CRE in executing instructions to the Escrowee until the Crescent Parties have exercised such election or the time for exercise thereof shall have expired, and if the Crescent Parties timely elect to enforce specific performance of this Agreement pursuant to subparagraph 13.4(a)(iii), CRE shall not be entitled to require that the Earnest Money (less the Independent Contract Consideration) and Earnest Money Interest be refunded and paid to CRE pursuant to this paragraph 9.1(d).

          9.2. Inspection Period. The obligation of CRE, SPC, and REIT to perform their agreements under this Agreement are contingent upon the satisfactory inspection by CRE of the Greenway Properties and all other due diligence and preparatory matters relating to the transactions contemplated hereby, all in CRE's sole and absolute discretion and judgment, during the period ending on the 30th Day (the "INSPECTION PERIOD"). If CRE, in its sole and absolute discretion, gives written notice (which may be given on behalf of CRE by its counsel, Wendelin A. White of Shaw, Pittman, Potts & Trowbridge) to NML and Kemper on or prior to the 30th Day that CRE has elected to terminate this Agreement pursuant to this Section 9.2, this Agreement will immediately and automatically terminate and be of no further force or effect whatsoever and no party hereto shall have any liability or responsibility to any other party hereunder; provided that the agreements of CRE, SPC, and REIT pursuant to
Section 9.3, the agreements of the Crescent Parties pursuant to paragraph 11.1(h), and the agreements of the Acting Greenway Parties pursuant to paragraph 12.1(bb) shall continue in effect and shall not be terminated.

          9.3. Inspection and Due Diligence Rights. Prior to the date of this Agreement CRE has been provided substantial information concerning the Greenway Properties and the books and records of the Partnerships and has conducted inspections of the Greenway Properties. Additionally, during the Inspection Period, and (if this Agreement is not terminated pursuant to Section 9.2) thereafter until the Closing Date, CRE shall have the right, at its expense and risk, subject to the rights of the tenants of the Greenway Properties, to physically inspect the Greenway Properties to determine, among other things, the structural integrity of all improvements, to review the books and records maintained for the Partnerships and the Greenway Properties, to conduct engineering studies and tests with respect to the Greenway Properties, including, but not limited to, soil tests and environmental and hazardous substances and toxic waste tests, and to conduct such other tests, studies and reviews as deemed necessary or appropriate by CRE. If the Closing does not occur, CRE shall, at its expense, repair or cause the repair of any physical damage caused to any of the Greenway Properties by or incident to the conduct of such inspections, tests, surveys, and studies; and CRE agrees to indemnify and save and hold harmless the respective Partnerships from and against any loss, cost, claim, expense (including, without limitation, reasonable attorneys' fees and expenses) and liability whatsoever with respect to or resulting from damage to or destruction of the property of any tenant or other person or personal injury or death of any person proximately caused by or resulting from the conduct of any such inspections, tests, surveys, or studies. Neither the Partnerships nor any of GP#1, GP#9, K-P, NML, Kemper or any of the Remaining Partners have made or will make any representations or warranties, express or implied, with respect to the Greenway Properties or the title thereto or the condition, state of repair, fitness for use for any purpose, or latent or patent defects in or with respect to the Greenway Properties or any improvements or fixtures included therein or any personal property or goods included in the assets of the Partnerships which are to be sold to Newco pursuant to Article IV or with respect to the Partnerships and their business, assets, liabilities, obligations, or commitments with respect to the Greenway Properties or otherwise, except only the specific representations or warranties made by the parties specified in and as set forth in Article XII and in the Substitute Certificates (as defined in Section 9.4), if any. During the Inspection Period, and (if this Agreement is not terminated pursuant to Section 9.2) thereafter until the Closing Date, CRE shall have the right to direct Senterra Development LLC ("SENTERRA"), which manages the operation, maintenance, and leasing of the Greenway Properties and maintains the books and records pertaining thereto and to the Partnerships pursuant to management and marketing agreements with the Partnerships, to provide access to CRE and its agents, employees, and representatives to the books, files, and records maintained by Senterra with respect to the Greenway Properties and the Partnerships and any information possessed by Senterra with respect thereto and to permit such parties to inspect, audit and copy the books and records, rent rolls, contracts, agreements, leases and all other instruments of any nature maintained by Senterra or the Partnerships in connection with the ownership, management, or operation of the Greenway Properties; provided that:

     (a) CRE acknowledges that the books, records, files, rent rolls and other materials and data pertaining to the Greenway Properties or the Partnerships which are maintained by Senterra are not the product of the Partnerships or their partners; and it is expressly agreed and stipulated that neither the Partnerships nor any of the other Greenway Parties shall have any liability or responsibility whatsoever to CRE, REIT, SPC, or Newco for any errors or omissions or inaccuracies with respect to any books, files, rent rolls, records, contracts, agreements, leases, instruments, information or data maintained or provided by Senterra and have not made and will not make any representations or warranties whatsoever, express or implied, with respect thereto (except only for the representations and warranties of the parties specified in and as specifically set forth in Article XII, the representations to be made in Substitute Certificates, if any, provided to CRE pursuant to paragraph 9.4(a), and the representations to be made in the updated list of Existing Leases to be provided to CRE pursuant to Section 9.5);

     (b) None of CRE, SPC, or REIT shall, without prior written consent of the general partners of the applicable Partnership, unilaterally (as distinguished from actions taken through K-P, in conjunction with GP#1 or GP#9, acting in their capacities as general partners of the respective Partnerships) endeavor to negotiate with any of the tenants of the Greenway Properties prior to the Closing Date for amendments of any leases of the Greenway Properties, regardless of whether such amendments are proposed to be or become effective conditioned upon the Closing pursuant to this Agreement; provided only that CRE may endeavor to negotiate with any of the tenants of the Greenway Properties prior to the Closing Date for amendments of any leases of the Greenway Properties to become effective conditioned upon the Closing so as to amend or delete provisions of such leases to the extent deemed necessary by CRE to cause all amounts received or accrued thereunder to qualify as "rents from real property" as such term is defined in section 856(d) of the Code;

     (c) None of CRE, SPC, or REIT shall at any time prior to the Closing Date, without prior written consent of the general partners of both Partnerships, distribute to any person other than Senterra or solicit responses or bids from any person other than Senterra pursuant to any request for proposals or other solicitation of bids or proposals to operate or lease any of the parking facilities owned by the Partnerships in the Greenway Properties or to operate or manage or serve as leasing agent for any of the Greenway Properties of the Partnerships; and

     (d) If this Agreement is terminated by CRE pursuant to Section 9.2 or if for any reason the Closing does not occur on the Closing Date, CRE will not thereafter make further disclosure to any person of information concerning the Partnerships or the Greenway Properties or copies of books, files, records, rent rolls, contracts, agreements, leases, test and engineering reports, financial reports, analyses, studies or other instruments of or pertaining to the Partnerships or the Greenway Properties which have been provided to or obtained by CRE or prepared by CRE or other persons for CRE and will require that third persons to whom any such information or instruments have been provided or made available by CRE or at the direction of CRE agree that such persons will not thereafter make further disclosure to any other person of any such information, and CRE will return and direct that such third person return or destroy all such copies of books, files, records, rent rolls, contracts, agreements, leases, test and engineering reports, financial reports, analyses, studies or other instruments of or pertaining to the Partnerships or the Greenway Properties to Senterra for disposition as directed by the Partnerships; provided that CRE and any such third person shall be entitled to make such disclosures as CRE or such third person shall determine in good faith are required by law or applicable governmental regulations or regulations of the New York Stock Exchange or any other exchange on or through which securities of CRE or such third person are listed or traded.

          9.4. Tenant Estoppel Letters. If CRE has not theretofore given notice of termination of this Agreement pursuant to Section 9.2, the Partnerships agree that on or prior to one (1) Business Day before the 30th Day the Partnerships shall, at the Partnerships' expense, cause to be delivered to CRE, with reasonable promptness after receipt thereof, estoppel letters in substantially the form attached hereto and incorporated herein as Schedule XXIX ("TENANT ESTOPPEL LETTERS"), dated on or after June 17, 1996, and executed by Existing Tenants holding Existing Leases covering not less than eighty percent (80%) of the total rentable square feet of office space in the Greenway Properties covered by Existing Leases as of the date of this Agreement and including Tenant Estoppel Letters signed by each of the major tenants listed in
Schedule XXX attached hereto and incorporated herein (being all the Existing Tenants holding Existing Leases covering more than 40,000 rentable square feet of office space in the Greenway Properties as of the date of this Agreement, together with the Existing Tenants holding Existing Leases covering the Houston City Club and the hotel included in the Greenway Properties); provided that:

     (a) if and to the extent, if any, that the Partnerships have not obtained any Tenant Estoppel Letter or Tenant Estoppel Letters as to any Existing Lease or Existing Leases required to be delivered to CRE pursuant to the foregoing provisions of this Section on or prior to one (1) Business Day before the 30th Day, the Partnerships shall not be required to deliver same to CRE, but, in lieu thereof, NML and Kemper shall execute and deliver to CRE on or prior to one (1) Business Day before the 30th Day a written certificate (a "SUBSTITUTE CERTIFICATE") in substantially the form of
          Schedule XXXI attached hereto and incorporated herein setting forth the information called for in the form of Tenant Estoppel Letter with respect to such Existing Lease or Existing Leases as shall be required to provide to CRE a combination of Tenant Estoppel Letters and Substitute Certificates with respect to Existing Leases covering not less than eighty percent (80%) of the total rentable square feet of office space in the Greenway Properties covered by Existing Leases as of the date of this Agreement and including each of the Existing Leases listed in Schedule XXXII attached hereto; provided that if at any time prior to the Closing Date the Partnerships obtain a Tenant Estoppel Letter from any Existing Tenant with respect to an Existing Lease as to which NML and Kemper have provided a Substitute Certificate to CRE, the Partnerships shall provide such Tenant Estoppel Letter to CRE and the corresponding Substitute Certificate shall be returned to NML and Kemper and shall be of no force or effect whatsoever: and

     (b) for purposes of this Section 9.4, the lease dated August 2, 1984, from Greenway to Sanus Corp. Health Systems (now known as NylCare), as amended by amendments dated February 11, 1987, September 9, 1987, February 9, 1989, March 7, 1990, May 9, 1990, November 8, 1990, April 13, 1993, and November 29, 1993, covering space in the building known as the 3800 Buffalo Speedway Building (which lease is in effect but which space has been vacated by the tenant) shall not be deemed to be an "Existing Lease," nor shall the office space covered by such lease, as amended, be deemed to be covered by an Existing Lease as of the date of this Agreement.

          9.5. Information as to Existing Leases. If this Agreement is not terminated pursuant to Section 9.1 and CRE has not theretofore given notice of termination of this Agreement pursuant to Section 9.2, NML and Kemper agree that on the third Business Day last preceding the 30th Day NML and Kemper will execute and deliver to CRE a certified updated list of all Existing Leases covering Greenway Properties as of that date (not including parking permits or licenses issued by or on behalf of the respective Partnerships for contract parking in the parking garages included in the Greenway Assets), reflecting the name of the tenant, the date of the lease, and describing by date or otherwise all amendments, extensions or modifications of such lease in the general format of Schedule XXXII hereto, together with copies of all notices of termination or material default given by any Existing Tenant to the Partnerships (or either of them, or to Senterra as manager for the Partnerships) or given by the Partnerships (or either of them, or by Senterra on behalf of either of them) to any of the Existing Tenants after the date of this Agreement and prior to the fifth (5) Business Day last preceding the 30th Day.

                                       X.

                                    CLOSING

          10.1.     Closing Date.

          (a)  Subject to paragraphs 10.1(b), 10.1(c), 10.1(d), and 10.1(e), the Closing Date shall be the sixteenth (16th) Business Day after the 30th Day ("CLOSING DATE"), or such other date as shall hereafter be established as the Closing Date by mutual agreement of CRE, NML and Kemper. In this regard, it is expressly stipulated that NML and Kemper shall have no obligation to agree to extend the Closing Date beyond the sixteenth (16th) Business Day after the 30th Day without requiring changes in the terms and conditions of this Agreement, inasmuch as the terms and conditions of this Agreement have been negotiated and agreed upon based on the assumption by NML and Kemper that the Closing Date will occur on or before the sixteenth (16th) Business Day after the 30th Day.

          (b) Notwithstanding the provisions of paragraph 10.1(a), if on the Closing Date established pursuant to paragraph 10.1(a) the Crescent Parties shall have satisfied or tendered satisfaction of all of the conditions to the obligations of the Acting Greenway Parties specified in Section 13.2 other than the condition specified in any one or more or all of paragraphs 13.2(h), 13.2(i), 13.2(k) and 13.2(l) because of the failure or refusal of Nomura or any other person who has succeeded to the rights and interests of Nomura with respect to the Nomura Note, Nomura Deed of Trust or "Security Documents" described in the Nomura Deed of Trust to take such action as is required to satisfy such condition or conditions, CRE shall have the right to extend the Closing Date to the fifteenth (15th) day after the Closing Date established pursuant to paragraph 10.1(a) (or to the next ensuing Business Day if such day is not a Business Day) by depositing with the Escrowee under the Escrow Agreement on or prior to the Closing Date established under paragraph 10.1(a) the sum of $100,000 to be added to the Earnest Money to paid to NML and Kemper or refunded to CRE as provided in Section 9.1;

          (c) Notwithstanding the provisions of paragraphs 10.1(a) and 10.1(b), if the Closing Date is extended pursuant to paragraph 10.1(b) and on the extended Closing Date established pursuant to paragraph 10.1(b) the Crescent Parties shall have satisfied or tendered satisfaction of all of the conditions to the obligations of the Acting Greenway Parties specified in
Section 13.2 other than the condition specified in any one or more or all of paragraphs 13.2(h), 13.2(i), 13.2(k) and 13.2(l) because of the failure or refusal of Nomura or any other person who has succeeded to the rights and interests of Nomura with respect to the Nomura Note, Nomura Deed of Trust or "Security Documents" described in the Nomura Deed of Trust to take such action as is required to satisfy such condition or conditions, CRE shall have the right to extend the Closing Date to the thirtieth (30th) day after the Closing Date established pursuant to paragraph 10.1(b) (or to the next ensuing Business Day if such day is not a Business Day) by depositing with the Escrowee under the Escrow Agreement on or prior to the Closing Date established under paragraph 10.1(b) the additional sum of $250,000 to be added to the Earnest Money to paid to NML and Kemper or refunded to CRE as provided in Section 9.1; provided that if the Closing Date is extended pursuant to this paragraph 10.1(c) and if the Closing occurs and the Earnest Money (less the Independent Contract Consideration) is required to be refunded to CRE pursuant to paragraph 9.1(b), CRE shall pay the sum of $250,000 to NML and Kemper (one-half each) on the Closing Date, in cash or by wire transfer of immediately available funds to such accounts as shall be designated by NML and Kemper, respectively;

          (d) Notwithstanding the provisions of paragraphs 10.1(a), 10.1(b), 10.1(c), and 10.1(e) if, on the last Closing Date finally established pursuant to paragraph 10.1(a), 10.1(b), 10.1(c), or 10.1(e) (as applicable) any of the Crescent Parties shall exercise a right (pursuant to paragraphs 13.1(c) and 13.4(a)) to refuse to perform the actions herein provided to be performed by it on such Closing Date by reason of the fact that (i) one or more of the representations or warranties of the Greenway Parties set forth in Article XII are not true and correct as of the Closing Date in all material respects, (ii) one or more of the covenants or obligations of the Greenway Parties to be performed on or prior to the Closing Date pursuant to this Agreement has not been performed, or (iii) a notice of default from Nomura or the

"Servicer" (as defined in the Nomura Deed of Trust) in connection with the Nomura Note or Nomura Deed of Trust has been received by one or both of the Partnerships and has not been cured on or prior to the Closing Date, then in any such event NML and Kemper shall have the right, at their election and by giving written notice to CRE on such Closing date, to require that said Closing Date established pursuant to paragraph 10.1(a), 10.1(b) or 10.1(c) (as applicable) be extended to the fifth (5th) Business Day next following such date, in order to provide an opportunity to remedy or cure such condition so as to cause such representation or warranty to be true and correct on such extended Closing Date or cause such covenants or obligations of such Greenway Parties to be performed on or prior to such extended Closing Date or cause such default (or alleged default) in connection with the Nomura Note or Nomura Deed of Trust to be cured on or prior to such extended Closing Date; and

          (e) Notwithstanding the provisions of paragraphs 10.1(a), 10.1(b), 10.1(c) and 10.1(d), if on any Closing Date established pursuant to any of said paragraphs 10.1(a), 10.1(b), 10.1(c) or 10.1(d) all of the conditions to the obligations of all of the Crescent Parties and Acting Greenway Parties specified in Sections 13.1 and 13.2 have been satisfied (or waived) except only that Dow has died and no executor, administrator or temporary administrator of Dow's estate has been appointed and qualified who can perform the agreements of Dow on such Closing Date, then any of the Crescent Parties or Acting Greenway Parties shall have the right at its election and by giving written notice to the remaining Acting Greenway Parties and Crescent Parties on such Closing Date, to require that said Closing Date established pursuant to paragraph 10.1(a), 10.1(b), 10.1(c) or 10.1(d) (as applicable), be extended to the fifteenth (15th) Business Day next following such date, in order to provide time for the appointment and qualification of a temporary administrator of the estate of Dow who can perform the agreements of Dow on such extended Closing Date.

          10.2.     Closing.  If this Agreement is not terminated pursuant to
Section 9.1, Section 9.2 or Section 13.4, the Closing shall take place at 9:00 a.m. on the Closing Date at the offices of Fulbright & Jaworski L.L.P, 1301 McKinney Street, Suite 5100, Houston, Texas 77010-3095, or at such other place as shall be mutually agreed by CRE, NML and Kemper.

          10.3. Closing Expenses. Each party to this Agreement shall pay the fees, charges and expenses of attorneys, accountants, consultants and other professionals engaged by such party in connection with this Agreement and the transactions contemplated hereby, unless otherwise agreed solely as between or among one or more of such parties. The Partnerships shall be responsible for payment of the following costs and expenses (herein called "CLOSING EXPENSES") regardless of whether the Closing occurs:

     (a) costs of obtaining or compiling the information contained in all the schedules attached hereto, except Schedule XX, Schedule XXI, Schedule XXII and Schedule XXXIII;

     (b) costs of filing the Certificate of Merger provided for in Section 3.1 in the office of the Secretary of State of the State of Texas;

     (c) costs of recording the Conveyance and Assignment from Greenway to 9 Greenway provided for in Section 3.2 in the office of the County Clerk of Harris County, Texas;

     (d) costs of filing the Amendment of Certificate of Limited Partnership of 9 Greenway provided for in Section 3.5 in the office of the Secretary of State of the State of Texas;

     (e) costs of recording or filing the releases of liens, security interests and assignments provided for in Section 3.2 in the office of the County Clerk of Harris County, Texas, and office of the Secretary of State of the State of Texas (as applicable);

     (f) premiums, fees and other charges, if any, of the Title Company and Other Title Companies (if any) for or in connection with issuance of the Title Commitment and the Owner's Title Policy (subject to the provisions of subparagraph 13.1(f)(ii)); and

     (g)  costs of obtaining the UCC Search Certificates.

CRE shall be responsible for payment of (or for causing Newco to pay) the costs and expenses of recording the deed from 9 Greenway to Newco provided for in the Newco Conveyance, costs and expenses of forming Newco and qualifying Newco to do business in Texas, costs and expenses of recording the releases of the liens, security interests and assignments securing the NML Renewal Note, NML Note and Kemper Note provided for in paragraphs 6.1(a) and 6.1(b), and any costs and expenses required to be paid by Newco pursuant to subparagraph 13.1(f)(ii). Otherwise, unless specifically otherwise provided in this Agreement or in a schedule attached hereto (or unless otherwise agreed solely as between or among two or more, but less than all, of the parties to this Agreement), each party to this Agreement shall be responsible for payment of the costs and expenses of taking and performing each action, covenant and agreement provided to be taken or performed by such particular party under the terms of this Agreement or any schedule hereto and no party to this Agreement shall be responsible for payment of costs or expenses incurred or to be incurred by any other party to this Agreement in taking or performing any action, covenant or agreement provided to be taken or performed by such latter party under the terms of this Agreement.

                                      XI.

               REPRESENTATIONS AND WARRANTIES OF CRESCENT PARTIES

          11.1. Representations and Warranties of Crescent Parties. For convenience, CRE, SPC, and REIT are herein sometimes severally called a "CRESCENT PARTY" and collectively called the "CRESCENT PARTIES," and Greenway, 9 Greenway, NML, GP#1, GP#9, K-P, J/K#1, Century, Dow, J/K#9, Kemper, Lumbermens, Kemper Realty, K-P Inc., Prime, P/S, GP Acquisition and Federal Kemper are herein sometimes severally called a "GREENWAY PARTY" and collectively called the "GREENWAY PARTIES." In order to induce the Greenway Parties to enter into this Agreement, the Crescent Parties jointly and severally represent and warrant to the Greenway Parties that on the date of this Agreement and on the Closing Date:

     (a) CRE is a limited partnership duly formed and validly existing under the laws of the State of Delaware and, if required under the laws of the State of Texas to be so qualified, shall be qualified on the Closing Date to do business in the State of Texas. CRE has the requisite authority to enter into and perform its obligations under this Agreement.

     (b) At the date of this Agreement, REIT is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland. At the Closing Date, REIT shall either continue to be a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland or shall have been merged into or transferred all its assets to or otherwise have become and be a real estate investment trust duly formed and existing and in good standing under the Texas Real Estate Investment Trust Act (Article 6138A, TEX. REV. CIV. STAT.) and, in any event, if required under the laws of the State of Texas to be so qualified, shall be qualified on the Closing Date to do business and in good standing in the State of Texas. REIT has the requisite authority to enter into and perform its obligations under this Agreement.

     (c) SPC is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and, if required under the laws of the State of Texas to be so qualified, shall be qualified on the Closing Date to do business and in good standing in the State of Texas. SPC has the requisite authority to enter into and perform its obligations under this Agreement.

     (d) The execution, delivery, and performance of this Agreement by each of the Crescent Parties, respectively, has been duly and validly authorized by all necessary corporate or partnership action of the respective Crescent Parties. This Agreement has been duly executed and delivered by an authorized officer, partner or representative of the respective Crescent Parties, and constitutes a legal, valid and binding obligation of each of the Crescent Parties, enforceable against the Crescent Parties in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws or judicial decisions affecting the rights and remedies of creditors generally, and general principles of equity, including, without limitation, requirements of good faith, fair dealing and reasonableness, the possible unavailability of particular equitable remedies, the possible availability of equitable defenses, and concepts of materiality, unconscionable conduct of an enforcing party or impracticability or impossibility of performance.

     (e) No consent, waiver, approval or authorization of, or notice to, any governmental unit or any other person is required to be made, obtained, or given by any Crescent Party in connection with the execution, delivery and performance by such Crescent Party of its obligations under this Agreement, except as set forth on Schedule XXXIII attached hereto and incorporated herein.

     (f) None of the execution, delivery, or performance of this Agreement by any of the Crescent Parties does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with or constitute a default under any term or condition of (i) the organizational documents of such Crescent Party or any material agreement to which such Crescent Party is a party or by which it is bound or which is applicable to its properties or assets, or (ii) any term or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to such Crescent Party or any of its assets or properties, except as set forth on Schedule XXXIII attached hereto and incorporated herein.

     (g) Each Crescent Party is and Newco, when formed, shall be a "United States Person" as defined in section 1445 and section 7701 of the Internal Revenue Code of 1986, as amended (the "CODE").

     (h) The Crescent Parties have not relied upon or engaged any real estate broker or other finder in connection with or to assist the Crescent Parties in entering into or consummating the transactions contemplated by this Agreement. The

          Crescent Parties shall jointly and severally indemnify, defend and hold the Greenway Parties harmless from and against any and all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) suffered or incurred by any of Greenway Parties in connection with any claims asserted by any real estate broker or finder based on any agreement or alleged agreement with any of the Crescent Parties in connection with this Agreement or the transactions contemplated by this Agreement.

          11.2. Survival of Representations and Warranties. All representations and warranties made in Section 11.1 shall survive the Closing; provided, however, that no claim for a breach of any representation or warranty of a Crescent Party contained in Section 11.1 may be maintained by Greenway Parties unless one or more of Greenway Parties shall have given written notice to such Crescent Party of such breach on or before the second (2nd) anniversary of the Closing Date.

                                      XII.

           REPRESENTATIONS AND WARRANTIES OF ACTING GREENWAY PARTIES

          12.1. Representations and Warranties of Acting Greenway Parties. In order to induce the Crescent Parties and the other Greenway Parties to enter into this Agreement, each of the respective Acting Greenway Parties (as hereinafter defined in Section 13.2), severally and not jointly unless and except as specifically otherwise hereinafter provided, makes the representations and warranties of such Acting Greenway Party specifically set out hereinafter to the Crescent Parties and to the other Greenway Parties as of the date of execution and delivery of this Agreement by such Acting Greenway Party and on the Closing Date:

     (a) NML, GP#1 and GP#9 jointly and severally warrant and represent that NML is a corporation duly formed and validly existing and in good standing under the laws of the State of Wisconsin and is qualified to do business and in good standing under the laws of the State of Texas; that each of GP#1 and GP#9 is a corporation duly formed and validly existing and in good standing under the laws of the State of Texas; and that each of NML, GP#1 and GP#9 has the requisite authority to enter into and perform its obligations under this Agreement.

     (b) NML, GP#1 and GP#9 jointly and severally warrant and represent that the execution, delivery, and performance of this Agreement by each of NML, GP#1 and GP#9 has been duly and validly authorized by all necessary corporate action; and that this Agreement has been duly executed and delivered by an authorized officer or agent of each of NML, GP#1 and GP#9, and constitutes a legal, valid and binding obligation of each of NML, GP#1 and GP#9, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws or judicial decisions affecting the rights and remedies of creditors generally, and general principles of equity, including, without limitation, requirements of good faith, fair dealing and reasonableness, the possible unavailability of particular equitable remedies, the possible availability of equitable defenses, and concepts of materiality, unconscionable conduct of an enforcing party or impracticability or impossibility of performance.

     (c) NML, GP#1 and GP#9 jointly and severally warrant and represent that NML is the sole owner and holder of the Partnership Interests of NML as a limited partner in each of the Partnerships as described in the respective Partnership Agreements and has good title thereto, free and clear of any liens, claims, pledges, encumbrances, or security interests of any person or party; that GP#1 is the sole owner and holder of the Partnership Interest of GP#1 as a general partner in Greenway as described in the Partnership Agreement of Greenway and has good title thereto, free and clear of any liens, claims, encumbrances, or security interests of any person or party; and that GP#9 is the sole owner and holder of the Partnership Interest of GP#9 as a general partner in 9 Greenway as described in the Partnership Agreement of 9 Greenway and has good title thereto, free and clear of any liens, claims, encumbrances, or security interests of any person or party.

     (d) Kemper and warrants and represents that Kemper is an Illinois insurance corporation duly formed and validly existing and authorized to transact the business of life insurance in the State of Illinois; that Kemper is licensed by the State of Texas Department of Insurance to transact the business of insurance in the State of Texas; and that Kemper has the requisite authority to enter into and perform its obligations under this Agreement.

     (e) Kemper warrants and represents that the execution, delivery, and performance of this Agreement by Kemper has been duly and validly authorized by all necessary corporate action; and that this Agreement has been duly executed and delivered by an authorized officer or agent of Kemper, and constitutes a legal, valid and binding obligation of Kemper, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws or judicial decisions affecting the rights and remedies of creditors generally, and general principles of equity, including, without limitation, requirements of good faith, fair dealing and reasonableness, the possible unavailability of particular equitable remedies, the possible availability of equitable defenses, and concepts of materiality, unconscionable conduct of an enforcing party or impracticability or impossibility of performance.

     (f) Kemper warrants and represents that, if the Closing occurs, following consummation of the transactions provided for in Article II Kemper shall be the sole owner and holder of the Partnership Interests of Kemper as a limited partner in each of the Partnerships as described in the amendments of the respective Partnership Agreements attached hereto as Schedule IX and Schedule X and will have good title thereto, free and clear of any liens, claims, pledges, encumbrances, or security interests of any person or party, subject only to the rights and interests of Federal Kemper, Kemper Portfolio and KFC (the "KEMPER PARTICIPANTS"), Non-Acting Greenway Parties which hold participation interests in the Kemper Loans and for whom Kemper will act with respect to any and all matters under this Agreement; and Kemper warrants and represents that Kemper has all necessary authority from the Kemper Participants to perform the obligations of Kemper under this Agreement.

     (g) K-P warrants and represents that K-P is a limited partnership duly formed and validly existing under the laws of the State of Illinois and is qualified to do business under the laws of the State of Texas; and that K-P has the requisite authority to enter into and perform its obligations under this Agreement.

     (h) K-P warrants and represents that the execution, delivery, and performance of this Agreement by K-P has been duly and validly authorized by all necessary partnership action; and that this Agreement has been duly executed and delivered by a partner or authorized representative or agent of K-P, and constitutes a legal, valid and binding obligation of K-P, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws or judicial decisions affecting the rights and remedies of creditors generally, and general principles of equity, including, without limitation, requirements of good faith, fair dealing and reasonableness, the possible unavailability of particular equitable remedies, the possible availability of equitable defenses, and concepts of materiality, unconscionable conduct of an enforcing party or impracticability or impossibility of performance.

     (i) K-P warrants and represents that K-P is the sole owner and holder of the Partnership Interests of K-P as a general partner in each of the Partnerships as described in the respective Partnership Agreements and has good title thereto, free and clear of any liens, claims, pledges, encumbrances, or security interests of any person or party.

     (j) Each of Greenway, 9 Greenway, NML, GP#1, GP#9, Kemper and K-P (severally, a "WARRANTING PARTY") severally warrants and represents that no consent, waiver, approval or authorization of, or notice to, any governmental unit or any other person is required to be made, obtained, or given by such Warranting Party in connection with the execution, delivery and performance by such Warranting Party of its obligations under this Agreement, except as set forth on Schedule XXXIV attached hereto and incorporated herein.

     (k) Each of Greenway, 9 Greenway, NML, GP#1, GP#9, Kemper and K-P (severally, a "WARRANTING PARTY") severally warrants and represents that none of the execution, delivery, or performance of this Agreement by such Warranting Party does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with or constitute a default under any term or condition of (i) the organizational documents of such Warranting Party or any material agreement to which such Warranting Party is a party or by which it is bound or which is applicable to its properties or assets, except as set forth on Schedule XXXIV hereto, or (ii) any term or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to such Warranting Party or any of its assets or properties.

     (l) Each of Greenway and 9 Greenway (severally, a "WARRANTING PARTY") severally warrants and represents that such Warranting Party is a limited partnership duly formed and validly existing under the laws of the State of Texas; that such Warranting Party has the requisite authority to enter into and perform its obligations under this Agreement; that the execution, delivery, and performance of this Agreement by such Warranting Party has been duly and validly authorized by all necessary corporate or partnership action of such Warranting Party; and that this Agreement has been duly executed and delivered by an officer, partner or authorized representative or agent of such Warranting Party, and constitutes a legal, valid and binding obligation of such Warranting Party, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws or judicial decisions affecting the rights and remedies of creditors generally, and general principles of equity, including, without limitation, requirements of good faith, fair dealing and reasonableness, the possible unavailability of particular equitable remedies, the possible availability of equitable defenses, and concepts of materiality, unconscionable conduct of an enforcing party or impracticability or impossibility of performance.

     (m) Each of Greenway, 9 Greenway, NML, GP#1, GP#9, K-P, and Kemper (severally, a "WARRANTING PARTY") severally warrants and represents that such Warranting Party is not a debtor party to any bankruptcy, reorganization, insolvency or similar proceedings.

     (n) NML warrants and represents that NML is the sole owner and holder of the NML Loans as described in Section 1.4 and Schedule II attached hereto and has good title thereto, free and clear of any liens, claims, encumbrances, or security interests of any person or party, and has full power and authority to contribute the NML Greenway Partner Loans to the capital of Greenway, and to contribute the NML 9 Greenway Partner Loans and the principal amount of the NML Note described in paragraph 2.1(c) to the capital of 9 Greenway as provided for in Section 2.1, subject to the matters described in
          Schedule XXXV attached hereto and incorporated herein.

     (o) K-P warrants and represents that K-P is the sole owner and holder of the K-P Loans as described in Section 1.5 and Schedule II attached hereto and has good title thereto, free and clear of any liens, claims, encumbrances, or security interests of any person or party, and has full power and authority to contribute the K-P Greenway Partner Loans to the capital of Greenway, and to contribute the K-P 9 Greenway Partner Loans to the capital of 9 Greenway as provided for in Section 2.2, subject to the matters described in Schedule XXXVI attached hereto and incorporated herein.

     (p) Kemper warrants and represents that Kemper is the sole owner and holder of the Kemper Loans as described in Section 1.6 and Schedule II attached hereto and has good title thereto, free and clear of any liens, claims, encumbrances, or security interests of any person or party, and has full power and authority to contribute the Kemper Greenway Partner Loans to the capital of Greenway, and to contribute the Kemper 9 Greenway Partner Loans and the principal amount of the Kemper Note described in paragraph 2.3(c) to the capital of 9 Greenway as provided for in Section 2.3, subject to the matters described in Schedule XXXVII attached hereto and incorporated herein.

     (q) Each of Greenway, 9 Greenway, NML, GP#1, GP#9, Kemper and K-P (severally, a "WARRANTING PARTY") severally warrants and represents that such Warranting Party is a "United States Person" as defined in section 1445 and section 7701 of the Code, and that Newco is not required to withhold any amount of any payments provided to be made
          by Newco to such Warranting Party pursuant to Section 4.2.   9
          Greenway warrants and represents that its U.S. taxpayer identification number is 74-1909959. NML warrants and represents that its U.S. taxpayer identification number is 39-0509570. Kemper warrants and represents that its U.S. taxpayer identification number is 36-3050975.

     (r) NML and Kemper severally warrant and represent that Schedule XXXII attached hereto and incorporated herein contains a complete list of all leases from either of the Partnerships to any person or persons which are in effect as of the date of this Agreement covering space in any of the buildings included in the Greenway Assets, together with a description of all written amendments, modifications and extensions of such respective leases executed by (or by an authorized agent or representative of) either of the Partnerships prior to the date of this Agreement; provided that Schedule XXXII does not include a list of parking permits or licenses issued by or on behalf of the respective Partnerships for contract parking in the parking garages included in the Greenway Assets; and provided further that NML and Kemper do not warrant or represent that any particular one or more or all of the leases listed in Schedule XXXII are now in force or effect or will be in force or effect on the Closing Date. NML and Kemper further severally warrant and represent that one or both of the Partnerships own the automotive vehicles described in Exhibit B attached to Schedule XIX attached hereto, free of liens or security interests other than liens or security interests securing the Nomura Note, NML Loans, K-P Loans, Kemper Loans or "Intercreditor Loans" (as defined in the Collateral Agreement). Liability for breach of the warranties and representations made in this paragraph shall be several and shall be borne one-half by NML and one-half by Kemper.

     (s) NML and Kemper severally warrant and represent that Schedule XXXVIII attached hereto and incorporated herein contains a complete list of all contracts to which either of the Partnerships is a party which are in effect as of the date of this Agreement and will not have terminated on or prior to the Closing Date, except and excluding:
          (i) the leases and amendments, modifications and extensions thereof listed in Schedule XXXII hereto, (ii) parking permits or licenses issued by or on behalf of the respective Partnerships for contract parking in the parking garages included in the Greenway Assets, (iii) "Warranties" as described and defined in Schedule XIX hereto, (iv) contracts between the Partnerships, (v) contracts relating to the NML Loans, the Kemper Loans, and/or the K-P Loans, and (vi) contracts (herein referred to as "NONMATERIAL CONTRACTS") which (i) are subject to termination by any Partnership which is a party thereto at any time by giving of not more than either thirty (30) days or one (1) month, or (ii) do not require expenditure by either Partnership (or by the Partnerships collectively) of an aggregate amount (determined separately as to each such contract) in excess of $10,000; provided, however, that NML and Kemper do not warrant or represent that any particular one or more or all of the contracts listed in Schedule XXXVIII are now in force or effect or will be in force or effect on the Closing Date. Liability for breach of the warranty and representation made in this paragraph shall be several and shall be borne one-half by NML and one-half by Kemper.

     (t) NML and Kemper severally warrant and represent that no notice of default has been received by the Partnerships (or either of them) from Nomura or the "Servicer" (as defined in the Nomura Deed of Trust) in connection with the Nomura Note or Nomura Deed of Trust at any time prior to the date of this Agreement and that, unless otherwise stated in a written notice given to CRE by NML or Kemper on or prior to the Closing Date, no such notice of default from Nomura or said "Servicer" shall have been received by the Partnerships (or either of them) at any time prior to the Closing Date. Liability for breach of the foregoing warranty and representation made in this paragraph shall be several and shall be borne one-half by NML and one-half by Kemper. Further, NML warrants and represents that to the best of the knowledge of NML, NML has funded at least $3,235,000 of NML's total $20,000,000 "Commitment Amount" under the Funding Agreement prior to the date of this Agreement, and Kemper warrants and represents that to the best of the knowledge of Kemper, Kemper has funded at least $3,235,000 of Kemper's total $20,000,000 "Commitment Amount" under the Funding Agreement prior to the date of this Agreement; provided that none of Nomura nor the "Lender," "Deed of Trust Trustee," "Servicer," or "Trustee" (as defined in the Funding Agreement and Nomura Deed of Trust) has acknowledged or agreed that the aforesaid amounts loaned by NML and Kemper, respectively, to the respective Partnerships qualified to effect funding of the "Commitment Amount" of NML or Kemper, respectively, under the Funding Agreement; and neither NML nor Kemper warrant or represent that any of such parties will so acknowledge or agree, nor do NML or Kemper warrant or represent that, if any of such parties disagree with NML and Kemper as to the amounts which have been funded against such "Commitment Amounts" to the date of this Agreement, it will ultimately be determined that the amounts specified above loaned to the Partnerships by NML and Kemper, respectively, have, in fact, qualified to effect funding of the "Commitment Amount" of NML and Kemper, respectively, under the Funding Agreement.

     (u) J/K#1 and J/K#9 jointly and severally warrant and represent that each of J/K#1 and J/K#9 is a limited partnership duly formed and validly existing under the laws of the State of Texas; and that each of J/K#1 and J/K#9 has the requisite authority to enter into and perform its obligations under this Agreement.

     (v) J/K#1 and J/K#9 jointly and severally warrant and represent that the execution, delivery, and performance of this Agreement by each of J/K#1 and J/K#9 has been duly and validly authorized by all necessary partnership action; and that this Agreement has been duly executed and delivered by a partner or authorized representative or agent of each of J/K#1 and J/K#9, and constitutes a legal, valid and binding obligation of each of J/K#1 and J/K#9, enforceable against it in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws or judicial decisions affecting the rights and remedies of creditors generally, and general principles of equity, including, without limitation, requirements of good faith, fair dealing and reasonableness, the possible unavailability of particular equitable remedies, the possible availability of equitable defenses, and concepts of materiality, unconscionable conduct of an enforcing party or impracticability or impossibility of performance.

     (w) J/K#1 and J/K#9 jointly and severally warrant and represent that J/K#1 is the sole owner and holder of the Partnership Interest of J/K#1 as a general partner in Greenway as described in the Partnership Agreement of Greenway and has good title thereto, free and clear of any liens, claims, encumbrances, or security interests of any person or party; and that J/K#9 is the sole owner and holder of the Partnership Interest of J/K#9 as a general partner in 9 Greenway as described in the Partnership Agreement of 9 Greenway and has good title thereto, free and clear of any liens, claims, encumbrances, or security interests of any person or party.

     (x) Each of J/K#1 and J/K#9 (severally, a "WARRANTING PARTY") severally warrants and represents that none of the execution, delivery, or performance of this Agreement by such Warranting Party does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with or constitute a default under any term or condition of (i) the organizational documents of such Warranting Party or any material agreement to which such Warranting Party is a party or by which it is bound or which is applicable to its properties or assets, except as set forth on Schedule XXXIX hereto, or (ii) any term or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to such Warranting Party or any of its assets or properties.

     (y) Each of Century and Dow (severally, a "WARRANTING PARTY") severally warrants and represents that this Agreement constitutes a legal, valid and binding obligation of such Warranting Party, enforceable against such Warranting Party in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws or judicial decisions affecting the rights and remedies of creditors generally, and general principles of equity, including, without limitation, requirements of good faith, fair dealing and reasonableness, the possible unavailability of particular equitable remedies, the possible availability of equitable defenses, and concepts of materiality, unconscionable conduct of an enforcing party or impracticability or impossibility of performance; that such Warranting Party is the sole owner and holder of the Partnership Interest of such Warranting Party as a limited partner in Greenway as described in the Partnership Agreement of Greenway and has good title thereto, free and clear of any liens, claims, encumbrances, or security interests of any person or party; that none of the execution, delivery, or performance of this Agreement by such Warranting Party does or will, with or without the giving of notice, lapse of time, or both, violate, conflict with or constitute a default under any term or condition of (i) the organizational documents of such Warranting Party (as to Century) or any material agreement to which such Warranting Party is a party or by which such Warranting Party is bound or which is applicable to such Warranting Party's properties or assets, except as set forth on
          Schedule XXXIX hereto, or (ii) any term or provision of any judgment, decree, order, statute, injunction, rule or regulation of a governmental unit applicable to such Warranting Party or any of such Warranting Party's assets or properties.

     (z) Century warrants and represents that Century is a corporation duly formed and validly existing and in good standing under the laws of the State of Nevada and is qualified to do business and in good standing under the laws of the State of Texas; that Century has the requisite authority to enter into and perform its obligations under this Agreement; that the execution, delivery, and performance of this Agreement by Century has been duly and validly authorized by all necessary corporate action; that this Agreement has been duly executed and delivered by an officer or authorized representative or agent of Century; and that Century is the sole owner and holder of
          (i) the Partnership Interest of Century as a limited partner in Greenway as described in the Partnership





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          Agreement of Greenway, (ii) the Partnership Interest formerly owned by Darden Deviney as a limited partner in Greenway as described in the Partnership Agreement of Greenway, and (iii) the Partnership Interest formerly owned by Lloyd Jones as a limited partner in Greenway as described in the Partnership Agreement of Greenway, and has good title to all such Partnership Interests, free and clear of any liens, claims, pledges, encumbrances, or security interests of any person or party.

    (aa) Each of J/K#1, J/K#9, Century, and Dow (severally, a "WARRANTING PARTY") severally warrants and represents that such Warranting Party is not a debtor party to any bankruptcy, reorganization, insolvency or similar proceedings; and that such Warranting Party is a "United States Person" as defined in section 1445 and section 7701 of the
          Code.   J/K#1 warrants and represents that its U.S. taxpayer
          identification number is 74-2065165. J/K#9 warrants and represents that its U.S. taxpayer identification number is 74-2065163. Century warrants and represents that its U.S. taxpayer identification number is 74-1661906. Dow warrants and represents that his Social Security Number is ###-##-####.

    (bb) Each of the Acting Greenway Parties (severally, a "WARRANTING PARTY") warrants and represents that such Acting Greenway Party has not relied upon or engaged any real estate broker or other finder in connection with or to assist such Acting Greenway Party in entering into or consummating the transactions contemplated by this Agreement, except that NML, GP#1, GP#9, K-P and Kemper warrant and represent that they have entered into an "Exclusive Right to Sell" agreement (the "EASTDIL AGREEMENT") dated May 10, 1996, with Eastdil Realty Company, L.L.C. ("EASTDIL"). NML and Kemper shall severally (one-half each) pay all charges, fees and expenses, if any, becoming due to Eastdil under or pursuant to the Eastdil Agreement and shall indemnify, defend and hold the Crescent Parties and all other Greenway Parties harmless from and against any and all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) suffered or incurred by any of such Crescent Parties or other Greenway Parties in connection with any claims asserted by Eastdil in connection with this Agreement or the transactions contemplated by this Agreement (regardless of whether the Closing occurs). Further, except as provided in the last preceding sentence with regard to the Eastdil Agreement, each Warranting Party shall severally indemnify, defend and hold harmless each Crescent Party and each other Warranting Party (each, a "BENEFICIARY") from and against any and all losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) suffered or incurred by such Beneficiary in connection with any claims asserted by any real estate broker or finder based upon any agreement or alleged agreement with such first-mentioned Warranting Party in connection with this Agreement or the transactions contemplated by this Agreement.

          12.2. Survival of Representations and Warranties. All representations and warranties made in paragraph 1.7(b) or in Section 12.1 shall survive the Closing; provided, however, that no claim for a breach of any representation or warranty of a Greenway Party contained in paragraph 1.7(b) or
Section 12.1 may be maintained by any person unless such person shall have given written notice to such Greenway Party of such breach on or before the second (2nd) anniversary of the Closing Date.





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          12.3.     Liability of Century and Dow.  It is expressly stipulated
and provided that neither Century nor Dow (each a "DESIGNATED PARTY") shall have any corporate or personal liability for the performance of any of the agreements of CRE, SPC, REIT, Greenway, 9 Greenway, NML, GP#1, GP#9, K-P, Kemper, Newco, J/K#1, J/K#9 or the other Designated Party under or in connection with or pursuant to this Agreement. It is further expressly stipulated and provided that all of the undertakings, agreements, representations, warranties and other provisions of this Agreement under which Century could be charged with liability are contained in Sections 2.4, 3.1, 3.3 and 3.5 and paragraphs 2.2(a), 2.7(a), 12.1(y), 12.1(z), 12.1(aa) and 12.1(bb),
and no other party, or any person claiming through any other party, shall assert any liability or claim against Century under any provision of this Agreement which is not contained in Section 2.4, 3.1, 3.3 or 3.5 or in paragraph 2.2(a), 2.7(a), 12.1(y), 12.1(z), 12.1(aa) or 12.1(bb). It is
further expressly stipulated and provided that all of the undertakings, agreements, representations, warranties and other provisions of this Agreement under which Dow could be charged with liability are contained in Sections 2.4, 3.1, 3.3 and 3.5 and paragraphs 2.2(a), 2.7(a), 12.1(y), 12.1(aa) and 12.1(bb), and no other party, or any person claiming through any other party, shall assert any liability or claim against Dow under any provision of this Agreement which is not contained in Section 2.4, 3.1, 3.3 or 3.5 or in paragraph 2.2(a), 2.7(a), 12.1(y), 12.1(aa) or 12.1(bb).

                                     XIII.

                                   CONDITIONS

          13.1. Conditions to Obligations of Crescent Parties. The obligation of the respective Crescent Parties to perform the actions herein provided to be performed by the respective Crescent Parties on the Closing Date pursuant to this Agreement is conditioned upon and subject to the satisfaction on or before the Closing Date (or waiver by the applicable Crescent Party in its sole discretion), of each of the following conditions:

    (a) On or before the Closing Date each of the Acting Greenway Parties (as defined in Section 13.2) shall have performed and complied with all agreements, covenants, and undertakings to be performed or complied with by such Acting Greenway Party under the terms of this Agreement on or prior to the Closing Date;

    (b) On the Closing Date NML and Kemper, respectively, shall have each issued and delivered their respective checks payable to REIT for the consideration payable by each of NML and Kemper for the shares of Common Stock of REIT to be purchased by NML and Kemper, respectively, on the Closing Date pursuant to Article VIII, conditioned, however, upon simultaneous issuance and delivery by REIT of certificates evidencing ownership by NML and Kemper, respectively, of such shares of Common Stock and execution and delivery by REIT of the Registration Agreement on the Closing Date as provided for in said
          Article VIII;

    (c) All representations and warranties of the Greenway Parties set forth in Article XII (other than the representations and warranties in paragraphs 12.1(r) and 12.1(s) which are required to be true and correct in all material respects as of the date of this Agreement, rather than as of the Closing Date) shall be true and correct as of the Closing Date in all material respects;

    (d) None of the buildings or improvements owned by the Partnerships in the Greenway Properties shall have suffered damage or destruction by fire or other





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          casualty (a "CASUALTY LOSS") after the date of this Agreement and prior to the Closing Date which, as to any one event, will reasonably cost in excess of THREE MILLION DOLLARS ($3,000,000) to repair, restore or replace such Casualty Loss as reasonably estimated by CRE based on estimates obtained by CRE from an independent architect or contractor of recognized standing in the Houston, Texas, area selected by CRE and approved by NML and Kemper (which approval shall not unreasonably be withheld or delayed); provided that in the event of occurrence of a Casualty Loss which CRE thus reasonably estimates will reasonably cost in excess of THREE MILLION DOLLARS ($3,000,000) to repair, restore, or replace, CRE must give written notice to the Greenway Parties of such determination stating that the Crescent Parties will not waive the condition set forth in this paragraph (d) with reference to such Casualty Loss on or before the Closing Date and not later than thirty (30) days after actual notice to CRE of occurrence of such Casualty Loss, or the Crescent Parties shall be conclusively deemed to have waived the condition set forth in this paragraph (d) with reference to that particular Casualty Loss; and provided further that if a Casualty Loss occurs within thirty (30) days prior to the Closing Date which CRE reasonably believes may cost in excess of THREE MILLION DOLLARS ($3,000,000) to repair, restore, or replace, CRE may, by giving written notice to the Greenway Parties on or prior to the Closing Date, require that the Closing Date be extended to the fifth (5th) Business Day next following the thirtieth
          (30th) day after CRE receives actual notice of the occurrence of such Casualty Loss in order to afford CRE thirty (30) days within which to estimate the cost of such repair, restoration, or replacement as provided for hereinabove and to determine whether the Crescent Parties will waive the condition set forth in this paragraph (d) if applicable as to such Casualty Loss;

    (e) Neither of the Partnerships shall have received at any time after the date of this Agreement and prior to the Closing Date a written notice ("CONDEMNATION NOTICE") that condemnation or eminent domain proceedings are threatened or have been initiated which might result in the taking of a part of or interest in the Greenway Properties owned by the Partnerships having a fair market value in excess of THREE MILLION DOLLARS ($3,000,000) as then reasonably estimated by CRE based on an appraisal obtained by CRE from an appraiser of recognized standing in the Houston, Texas, area selected by CRE and approved by NML and Kemper (which approval shall not unreasonably be withheld or delayed); provided that if a Partnership receives a Condemnation Notice such Partnership shall promptly give written notice thereof to CRE and that in the event of receipt of a Condemnation Notice which CRE thus reasonably estimates may result in taking a part of or interest in the Greenway Properties having a fair market value in excess of THREE MILLION DOLLARS ($3,000,000), CRE must give written notice to the Greenway Parties of such determination stating that the Crescent Parties will not waive the condition set forth in this paragraph (e) with reference to such Condemnation Notice on or before the Closing Date and not later than thirty (30) days after receipt by CRE of written notice of such Condemnation Notice, or the Crescent Parties shall be conclusively deemed to have waived the condition set forth in this paragraph (e) with reference to that particular Condemnation Notice; and provided further that if CRE first receives notice that a Condemnation Notice has been received by a Partnership within thirty (30) days prior to the Closing Date which CRE reasonably believes may result in taking a part of or interest in the Greenway





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



          Properties having a fair market value in excess of THREE MILLION DOLLARS ($3,000,000), CRE may, by giving written notice to the Greenway Parties on or prior to the Closing Date, require that the Closing Date be extended to the fifth (5th) Business Day next following the thirtieth (30th) day after receipt by CRE of written notice of such Condemnation Notice in order to afford CRE thirty (30) days within which to estimate the fair market value of the applicable part of or interest in the Greenway Properties as provided for hereinabove and to determine whether the Crescent Parties will waive the condition set forth in this paragraph (e) if applicable as to such Condemnation Notice;

    (f) 9 Greenway shall have caused (at 9 Greenway's expense, except as hereinafter provided) to be delivered to Newco one or more Owner's Title Policies (collectively, the "OWNER'S TITLE POLICY," whether one or more) issued by or through Lawyers Title Insurance Corporation (the "TITLE COMPANY") and (subject to the provisions set out hereinafter in this paragraph) (1) Chicago Title Insurance Company (issued through Charter Title Company of Houston, Texas), (2) Commonwealth Land Title Insurance Company, and (3) First American Title Insurance Company (issued through Republic Title of Texas, Inc. of Dallas, Texas) (herein severally and collectively called the "OTHER TITLE COMPANIES"), insuring title to the real property portions of the Greenway Assets (through policies of coinsurance, if two or more Owner's Title Policies are required by CRE to be delivered as the "Owner's Title Policy," and, in any event, with such reinsurance agreements and direct access endorsements as are reasonably requested by CRE) in the aggregate amount of $206,000,000 dated the Closing Date, in the form approved by the Texas Department of Insurance at the date of issuance, and subject to no liens, encumbrances or exceptions other than (i) liens, encumbrances or exceptions created or granted by the Partnerships (and either of them) incident to the Closing at the written direction or with the written approval of CRE, (ii) a schedule of leases or licenses or amendments or extensions of leases or licenses granted or entered into by the respective Partnerships prior to the Closing Date, which schedule shall conform to the updated list of Existing Leases delivered to CRE pursuant to Section 9.5 with such changes as are required to reflect New Leases entered into by the respective Partnerships after the date of such updated list of Existing Leases,
          (iii) liens for ad valorem and property taxes for the current tax year not due as of the Closing Date, (iv) liens, security interests and assignments securing payment of the Nomura Note as described in paragraph 11 of Schedule C to the Title Commitment (as defined below), (v) liens, easements, encumbrances or exceptions described in paragraphs 1, 2 and 9 of Schedule B to the Title Commitment, and in paragraphs 6, 12, 13, 14, 15, 16, 17, 18 and 19 of Schedule C to the Commitment for Title Insurance (the "TITLE COMMITMENT") issued by Lawyers Title Insurance Company dated effective as of July 30, 1996, at 8:00 a.m., a copy of which is attached hereto and incorporated herein as Schedule XL (provided that (I) if Newco pays the unpaid principal and interest owing on the NML Renewal Note, NML Note and Kemper Note on the Closing Date as provided for in Article VI, the Owner's Title Policy shall not be made subject to the liens, security interests or assignments described in paragraphs 12, 13, 14, 15, 16, 17, and 18 of Schedule C to the Title Commitment, (II) if CRE causes Nomura and any other person who has succeeded to the rights or interests of Nomura under the Intercreditor Agreement to join with NML, Kemper and the Partnerships in executing, acknowledging and delivering a recordable agreement terminating and releasing the Intercreditor Agreement on





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



          the Closing Date, the Owner's Title Policy shall not be made subject to the Intercreditor Agreement described in paragraph 19 of Schedule C to the Title Commitment, and (III) the exception with reference to "all tenant leases" in item ar in paragraph 9 of Schedule B to the Title Commitment shall consist of the schedule of leases and licenses provided for in clause (ii) of this sentence, and (IV) to the extent, if any, that any liens, encumbrances or exceptions are deleted from the Title Commitment pursuant to subparagraph (vi) of the proviso to this paragraph, the Owner's Title Policy shall not include such deleted matters), (vi) liens, easements, encumbrances or exceptions, if any, created or granted by the Partnerships (and either of them) after the date of this Agreement with the written approval or deemed approval of CRE as provided for in paragraph 14.2(j), (vii) exceptions, if any, resulting from the taking, or the institution of a lawsuit or condemnation proceeding for the taking, by condemnation or exercise of the power of eminent domain of any of the Greenway Assets or any interest therein prior to the Closing Date (which do not result in exercise by CRE of a right to terminate this Agreement pursuant to paragraphs 13.1(e) and 13.4(a)), and (viii) such other matters or exceptions as shall be accepted in writing by Newco; provided that:

          (i) CRE shall cause each of the Other Title Companies to deliver to NML and Kemper prior to the 30th Day a Commitment for Title Insurance (collectively and severally, the "ADDITIONAL TITLE COMMITMENTS") with respect to the real property included in the Greenway Assets; and any Other Title Company which does not deliver such an Additional Title Commitment to NML and Kemper prior to the 30th Day shall not be a co-insurer participating in issuance of the Owner's Title Policy and shall not thereafter be deemed to be an "Other Title Company";

         (ii) CRE shall bear and pay any charges made by the Other Title Companies for preparation or issuance of the Additional Title Commitments; and the total premium and charges to be borne and paid by 9 Greenway for the Title Commitment and Owner's Title Policy shall be limited to and shall not exceed the premium and charges which would have been required to be paid had the Owner's Title Policy been issued solely by or through the Title Company (with such reinsurance agreements and direct access endorsements as reasonably requested by CRE) and any additional premium or charges incurred by reason of the participation by the Other Insurance Companies as co-insurers in issuing the Owner's Title Policy shall be borne and paid by CRE;

        (iii) if the Title Company or any Other Title Company participating in issuance of the Owner's Title Policy as a co-insurer is unwilling to issue the Owner's Title Policy without making same subject to liens, easements, encumbrances or exceptions other than those permitted under the foregoing provisions of this paragraph 13.1(f), then, except only as specifically provided hereinafter, none of the Greenway Parties shall have any obligation or duty (unless such Greenway Party so elects) to have any such liens, encumbrances or exceptions corrected, cured, removed or otherwise waived, and Newco may either accept the Owner's Title Policy subject to such matters or the Crescent Parties may exercise their right to terminate this Agreement, receive the return of the Earnest Money (less the Independent Contract Consideration) and the





                                       69
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               Earnest Money Interest, and not take and perform the actions provided in this Agreement to be taken and performed by them on the Closing Date; provided that if the Title Company proposes to issue the Owner's Title Policy subject to any liens or lien claims securing or claimed to secure any indebtedness owing or claimed to be owing by either of the Partnerships to any person other than liens to which the Owner's Title Policy is permitted to be made subject under the foregoing provisions of this paragraph 13.1(f) (such as, for example and without limitation, judgment liens or mechanics' or materialmen's liens for services performed or materials provided to either of the Partnerships for improvements or fixtures on the Greenway Properties of which notice is filed of record in Harris County, Texas, on or prior to the Closing Date), 9 Greenway shall, at its expense, obtain and deliver on the Closing Date a release of such liens or lien claims or otherwise take such action as shall be required to cause the Owner's Title Policy not to be made subject to such liens or lien claims;

         (iv) if (a) any Other Title Company (an "OBJECTING TITLE COMPANY," whether one or more) shall be unwilling to participate as a co-insurer in issuing the Owner's Title Policy subject only to liens, encumbrances or exceptions permitted under the foregoing provisions of this paragraph 13.1(f) or (b) any Other Title Company (an "OBJECTING TITLE COMPANY," whether one or more) shall be unwilling to participate as a co-insurer in issuing the Owner's Title Policy subject only to liens, encumbrances or exceptions permitted under the foregoing provisions of this paragraph 13.1(f) without imposing requirements for indemnification, posting of bonds or other action on the part of 9 Greenway, NML or Kemper which are deemed by 9 Greenway, NML or Kemper to be more onerous than any such requirements imposed by the Title Company for issuance of such Owner's Title Policy, and
               (c) the Title Company is willing to issue the Owner's Title Policy subject only to liens, encumbrances or exceptions permitted under the foregoing provisions of this paragraph 13.1(f) without imposing requirements for indemnification, posting of bonds or other action on the part of 9 Greenway, NML or Kemper which are unacceptable to 9 Greenway, NML or Kemper, then 9 Greenway, NML or Kemper shall have the right to exclude such Objecting Title Company from the "Other Title Companies" and to cause the Owner's Title Policy to be issued by or through the Title Company and such other (if any) of the Other Title Companies who are not an Objecting Title Company;

          (v) if one or more of the Other Title Companies participate as co-insurers with the Title Company in issuance of the Owner's Title Policy, the share of the aggregate amount of the Owner's Title Policy to be allocated to and covered by the title policy to be issued by or through the Title Company shall be not less than the greater of (a) $75,000,000 (with such reinsurance agreements and direct access endorsements as are reasonably requested by CRE) or (b) a pro rata share of the $206,000,000 aggregate amount of the Owner's Title Policy determined on the basis of the number of co-insurers participating in issuance of the Owner's Title Policy as provided for herein; and





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        (vi)   the Partnerships agree to cooperate with CRE to endeavor to cause the Title Company and any applicable Other Title Companies to approve the deletion from the Title Commitment of any lien, encumbrance or exception requested by CRE by written notice to NML and Kemper prior to the 30th Day; provided that neither the Partnerships nor NML or Kemper shall have any obligation to incur or expend any out-of-pocket third party costs in connection with such cooperation, nor shall the Partnerships or NML or Kemper be obligated to incur any obligation or liability to induce or cause the Title Company or any Other Title Company to agree to any such deletion, except as otherwise expressly provided in this paragraph 13.1(f);

    (g) 9 Greenway shall have caused (at 9 Greenway's expense) to be delivered to Newco, reasonably promptly after receipt thereof, search certificates (the "UCC SEARCH CERTIFICATES") dated no more than fourteen (14) days prior to the Closing Date reflecting that no Uniform Commercial Code financing statements are on file in the Office of the Secretary of State of the State of Texas or the office of the County Clerk of Harris County, Texas, against either of the Partnerships with respect to the Greenway Properties, except financing statements with respect to security interests granted by the Partnerships to secure the Nomura Note and loan indebtedness, the NML Renewal Note, the NML Note, the Kemper Note, Partner Loans (as defined in the respective Partnership Agreements), and Intercreditor Loans (as defined in the Collateral Agreement) owing or to become owing from the respective Partnerships to each other pursuant to the Collateral Agreement, and any financing statements executed by the Partnerships (or either of them) in the ordinary course of business in connection with lease-purchase transactions or like transactions in connection with the acquisition of miscellaneous items of equipment; provided that if the UCC Search Certificates reflect any financing statements filed against either of the Partnerships other than as described above, 9 Greenway shall obtain and deliver on the Closing Date a release of any security interest evidenced thereby;

    (h) Nomura and any other persons who have succeeded to the rights and interests of Nomura under the Nomura Note, Nomura Deed of Trust or the "Security Documents" as defined in the Nomura Deed of Trust shall have taken such actions on or prior to the Closing Date as shall be required to satisfy each of the conditions to the obligations of Acting Greenway Parties set out in paragraphs 13.2(h), 13.2(i), 13.2(k), and 13.2(l); and

    (i) Neither of the Partnerships shall have received a notice of default from Nomura or the "Servicer" (as defined in the Nomura Deed of Trust) in connection with the Nomura Note or Nomura Deed of Trust which default remains uncured at the Closing Date.

          13.2. Conditions to Obligations of Acting Greenway Parties. No actions are required to be taken on the Closing Date by any of the Non-Acting Greenway Parties (other than actions to be taken by K-P Inc. in its capacity as a general partner as the act and deed of and on behalf of K-P). The remaining Greenway Parties (Greenway, 9 Greenway, NML, GP#1, GP#9, K-P, J/K#1, J/K#9, K-P, Century, Dow, and Kemper) are herein called "ACTING GREENWAY PARTIES."
The obligation of the respective Acting Greenway Parties to perform the actions herein provided to be performed by the respective Acting Greenway Parties on the Closing Date and pursuant to this Agreement is conditioned upon and subject to the





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satisfaction on or before the Closing Date (or waiver by the applicable Acting
Greenway Party in such Acting Greenway Party's sole discretion), of those of the following conditions which are hereinafter stated to be applicable as to such particular Acting Greenway Party:

    (a) As to each of the Acting Greenway Parties, a condition to such Acting Greenway Party's obligation shall be that on or before the Closing Date each of the Crescent Parties shall have performed and complied with all agreements, covenants, and undertakings (if any) to be performed or complied with by such Crescent Party under the terms of this Agreement on or prior to the Closing Date;

    (b) A condition to the obligation of each of NML and Kemper to purchase and pay for shares of Common Stock of REIT on the Closing Date pursuant to Article VIII shall be that REIT shall simultaneously issue and deliver certificates evidencing ownership by NML and Kemper, respectively, of such shares of Common Stock and execute and deliver the Registration Agreement on the Closing Date as provided for in said Article VIII;

    (c) As to each of the Acting Greenway Parties, a condition to such Acting Greenway Party's obligation shall be that all representations and warranties of the Crescent Parties set forth in Article XI shall be true and correct as of the Closing Date in all material respects;

    (d) As to NML, GP#1 and GP#9, a condition to their obligation shall be that on or before the Closing Date each of the remaining Acting Greenway Parties (other than NML, GP#1 or GP#9) shall have performed and complied with all agreements, covenants, and undertakings to be performed or complied with by such remaining Acting Greenway Party under the terms of this Agreement on or prior to the Closing Date;

    (e) As to K-P and Kemper, a condition to their obligation shall be that on or before the Closing Date each of the remaining Acting Greenway Parties (other than K-P or Kemper) shall have performed and complied with all agreements, covenants, and undertakings to be performed or complied with by such remaining Acting Greenway Party under the terms of this Agreement on or prior to the Closing Date;

    (f) As to J/K#1, J/K#9 and Century, a condition to their obligation shall be that on or before the Closing Date each of the remaining Acting Greenway Parties (other than J/K#1, J/K#9 or Century) shall have performed and complied with all agreements, covenants, and undertakings to be performed or complied with by such remaining Acting Greenway Party under the terms of this Agreement on or prior to the Closing Date;

    (g) As to Dow, a condition to his obligation shall be that on or before the Closing Date each of the other Acting Greenway Parties shall have performed and complied with all agreements, covenants, and undertakings to be performed or complied with by such other Acting Greenway Party under the terms of this Agreement on or prior to the Closing Date;

    (h) As to each of the Acting Greenway Parties, a condition to such Acting Greenway Party's obligation shall be that on or before the Closing Date the Crescent

          Parties shall have obtained and delivered one or more written agreements in form and substance reasonably acceptable to NML and Kemper effectively granting consent to this Agreement and the taking and performance of all actions herein provided to be taken or performed by the Acting Greenway Parties and Crescent Parties and Newco by and on behalf of Nomura and any other persons who have succeeded to the rights or interests of Nomura under the Nomura Note or the June 30, 1994, Deed of Trust with Security Agreement, Financing Statement and Assignment of Leases and Cash Collateral from the Partnerships to P. G. Eckels, Trustee, for the benefit of Nomura covering the Greenway Properties (and other assets of the Partnerships) and securing the Nomura Note (as amended or modified by Modification of Deed of Trust with Security Agreement, Financing Statement and Assignment of Leases and Cash Collateral dated as of July 29 1994, between the Partnerships and Nomura, and as thus amended or modified herein called the "NOMURA DEED OF TRUST") or any of the other "Security Documents" as defined in the Nomura Deed of Trust and waiving any term, provision, covenant or condition of the Nomura Note, Nomura Deed of Trust or any such "Security Document" which would prohibit making or performance of this Agreement by any of the Greenway Parties, Crescent Parties or Newco;

    (i) As to each of the Partnerships, NML and Kemper, a condition to its obligation shall be that on or before the Closing Date the Crescent Parties shall have obtained and delivered an agreement in form and substance reasonably acceptable to NML and Kemper effectively agreeing on behalf of Nomura and any other persons who have succeeded to the rights or interests of Nomura under the Nomura Note, Nomura Deed of Trust or "Security Documents" referred to therein to release and terminate all obligations, agreements and duties of NML, Kemper, Greenway and 9 Greenway under and in connection with the Intercreditor Agreement and to terminate the Intercreditor Agreement effective as of the Closing Date, conditioned upon and if the Closing occurs;

    (j) As to each of NML and Kemper, a condition to their obligation shall be that on or before the Closing Date the Crescent Parties shall have obtained and delivered an agreement in form and substance reasonably acceptable to NML and Kemper effectively agreeing on behalf of Nomura and any other persons who are entitled to enforce the covenants and agreements of NML and Kemper under the Funding Commitment (including, if applicable and without limitation, the "Lender," "Deed of Trust Trustee," "Servicer," or "Trustee" as defined in the Funding Commitment) to fully and finally release each of NML and Kemper from any further obligations, agreements or duties under or in connection with the Funding Commitment, including, without limitation, any further obligation to provide or pay funds to the Partnerships or Newco or the "Lender," "Deed of Trust Trustee," "Servicer" or "Trustee" up to the "Commitment Amount" of NML or Kemper pursuant to any term or provision of the Funding Commitment; or, alternatively, if such release is not obtained and delivered to NML and Kemper on the Closing Date, CRE, SPC, and Newco shall have executed and delivered to NML and Kemper on the Closing Date a full assumption and indemnity agreement with respect to the Funding Commitment in the form of Schedule XLI attached hereto and incorporated herein and shall have funded, paid or deposited all amounts, if any, required to be funded, paid or deposited by NML or Kemper pursuant to or in connection with the Funding Commitment or Nomura Deed of Trust as a consequence of or incident to the transactions herein provided to be performed on the Closing Date, including, without limitation, the redemption of the Partnership Interests of K-P pursuant to Section 2.3, the redemption of the Partnership Interests of GP#1, GP#9 and Century pursuant to Section 3.4 and the redemption of the Partnership Interests of NML and Kemper pursuant to
          Article V.

    (k) As to GP#1, a condition to its obligation shall be that on or before the Closing Date the Crescent Parties shall have obtained and delivered an agreement in form and substance reasonably acceptable to GP#1 effectively agreeing on behalf of Nomura to consent to the amendment of the Articles of Incorporation of GP#1 to eliminate and rescind all of the amendments to the Articles of Incorporation of GP#1 which were made in the Articles of Amendment to the Articles of Incorporation of NW Greenway #1, Inc., filed in the Office of the Secretary of State of the State of Texas on June 30, 1994, together with a written resignation of Thomas A. Myers as a Director of GP#1, in each case effective as of the Closing Date and conditioned upon and effective only if the Closing occurs.

    (l) As to GP#9, a condition to its obligation shall be that on or before the Closing Date the Crescent Parties shall have obtained and delivered an agreement in form and substance reasonably acceptable to GP#9 effectively agreeing on behalf of Nomura to consent to the amendment of the Articles of Incorporation of GP#9 to eliminate and rescind all of the amendments to the Articles of Incorporation of GP#9 which were made in the Articles of Amendment to the Articles of Incorporation of NW Greenway #9, Inc., filed in the Office of the Secretary of State of the State of Texas on June 30, 1994, together with a written resignation of Thomas A. Myers as a Director of GP#9, in each case effective as of the Closing Date and conditioned upon and effective only if the Closing occurs.

    (m) As to K-P, a condition to its obligation shall be that on or before the Closing Date the Crescent Parties shall have obtained and delivered an agreement in form and substance reasonably acceptable to K-P Inc. effectively agreeing on behalf of Nomura to consent to the amendment of the Articles of Incorporation of K-P Inc. to eliminate and rescind all of the amendments to the Articles of Incorporation of K-P Inc. which were made in the Articles of Amendment to the Articles of Incorporation of K-P Greenway, Inc., filed in the Office of the Secretary of State of the State of Illinois on June 30, 1994, together with a written resignation of Collin Alpert as a Director of K-P Inc., in each case effective as of the Closing Date and conditioned upon and effective only if the Closing occurs.

          13.3. Qualification to Conditions. Notwithstanding the provisions of Sections 13.1 and 13.2, it is stipulated that if a Crescent Party or Acting Greenway Party (a "PERFORMING PARTY") shall have performed and complied with the agreements, covenants and undertakings to be performed or complied with by such Performing Party prior to the Closing Date and shall be ready, willing and able to take and perform all actions herein provided to be taken or performed by such Performing Party on the Closing Date but shall exercise a right to refuse to do so because of failure of any other party (a "NON-PERFORMING PARTY") to take an action required to satisfy a condition to the obligation of such Performing Party set forth in Section 13.1 or Section 13.2, then such Performing Party shall be deemed to have taken and performed all actions required to be taken or performed by such Performing Party on the

Closing Date solely for purposes of determining whether the conditions to the obligation of the Non-Performing Party set out in Section 13.1 or
Section 13.2, as applicable, have been satisfied.

          13.4.     Failure of Conditions.  Subject to Section 13.3 and Section
9.1:

    (a) If any of the conditions to the obligation of the Crescent Parties set forth in Section 13.1 (other than paragraph 13.1(b)) shall not be satisfied (or waived) on or prior to the Closing Date, the Crescent Parties shall be entitled to give notice to the Greenway Parties on the Closing Date terminating this Agreement, in which event this Agreement shall terminate on the Closing Date and no party shall have any further obligation, duty, liability, or right hereunder; provided that:

          (i) The provisions of Section 9.1, paragraph 9.3(d), paragraph 11.1(h), and paragraph 12.1(bb) shall remain in effect notwithstanding termination of this Agreement by the Crescent Parties pursuant to this paragraph 13.4(a).

          (ii) If the conditions to the obligations of each of the Acting Greenway Parties set forth in Section 13.2 have been satisfied or waived, and if any one or more of GP#1, GP#9, NML, Kemper or K-P (a "DEFAULTING PARTY") shall default in performing any of its agreements, covenants and undertakings which are required by this Agreement to be performed by it or them on the Closing Date, and the Crescent Parties shall give notice of termination to the Greenway Parties on the Closing Date pursuant to this paragraph 13.4(a), CRE shall be entitled, at its election and in lieu of electing to enforce specific performance of this Agreement against such Defaulting Party or Defaulting Parties pursuant to subparagraph 13.4(a)(iii), to recover agreed, liquidated damages in the total amount of $1,000,000 from such Defaulting Party or Defaulting Parties (collectively, if more than one); provided that if one or more or all of NML, GP#1 and GP#9 (the "NML PARTIES") is a Defaulting Party and either or both of Kemper or K-P (the "KEMPER/K-P PARTIES") is also a Defaulting Party, NML (on behalf of all the NML Parties who are Defaulting Parties) shall be responsible for payment of only $500,000 of such total $1,000,000 of liquidated damages, and the one or both of the Kemper/K-P Parties who is a Defaulting Party (jointly and severally, if both) shall be responsible for payment of only $500,000 of such total $1,000,000 liquidated damages. If either or both of GP#1 or GP#9 is a Defaulting Party, NML shall be responsible for payment of the amount of liquidated damages which GP#1 or GP#9 (or both, if applicable) become obligated to pay to CRE pursuant to this subparagraph. If K-P is a Defaulting Party but Kemper is not a Defaulting Party, Kemper shall not be liable or responsible for payment of any amount of liquidated damages which K-P becomes liable to pay pursuant to this subparagraph; but, in such event, Kemper agrees that if K-P does not pay in full the liquidated damages for which K-P becomes liable pursuant to this subparagraph within five (5) Business Days after demand, Kemper will, upon demand from CRE, purchase from CRE an assignment, without recourse, of CRE's claim against K-P for payment of liquidated damages pursuant to this subparagraph and will pay therefor (in cash or by wire transfer of immediately available funds to an account designated by
                    CRE) an amount equal to the unpaid amount of the liquidated damages owing by K-P to CRE pursuant to this subparagraph. In order to be entitled to elect to recover liquidated damages from any Defaulting Party or Defaulting Parties pursuant to this subparagraph, CRE must give written notice of such election to said Defaulting Party or Defaulting Parties within ten (10) Business Days after the Closing Date.

          (iii) Alternatively, if the conditions to the obligations of each of the Acting Greenway Parties set forth in Section 13.2 have been satisfied (or waived), then at the election of the Crescent Parties, in lieu of terminating this Agreement and in lieu of recovering liquidated damages from any Defaulting Party or Defaulting Parties pursuant to subparagraph 13.4(a)(ii) (if applicable), the Crescent Parties shall be entitled to enforce specific performance of this Agreement, in which event the Crescent Parties' sole remedy shall be to require specific performance of the Acting Greenway Parties' agreement to take and perform the actions to be taken and performed by the Acting Greenway Parties on the Closing Date, it being expressly stipulated, acknowledged and agreed that in the circumstances described above in this subparagraph, legal remedies would not constitute adequate or appropriate remedies for Crescent Parties and that Crescent Parties shall be entitled, as their sole remedy (if Crescent Parties have elected to enforce specific performance of this Agreement pursuant to this subparagraph), to the equitable remedy of requiring specific performance of this Agreement by the Acting Greenway Parties, and that if the Crescent Parties elect to enforce specific performance of this Agreement against the Acting Greenway Parties pursuant to this subparagraph the Crescent Parties shall not be entitled to recover monetary damages from Greenway Parties, or any of them, for failure or refusal by any of the Acting Greenway Parties to take or perform any action herein required to be taken or performed by such Acting Greenway Party on the Closing Date; provided that if the Closing occurs, nothing in this subparagraph 13.4(a)(iii) shall bar or impair any right of the Crescent Parties to recover damages or enforce any other remedy available at law or in equity against any of the Acting Greenway Parties for breach of any warranty or representation made by such Acting Greenway Party pursuant to this Agreement which survives the Closing or for default in performing the agreements of NML or default in performing the agreements of Kemper pursuant to this Agreement, subject, however, to the provisions of paragraph 13.4(c) and paragraph 13.4(d), if and to the extent applicable. In order for the Crescent Parties to be entitled to elect to enforce specific performance of this Agreement against the Acting Greenway Parties pursuant to this subparagraph, CRE must give written notice of such election to the Acting Greenway Parties within ten (10) Business Days after the Closing Date. In this regard, it is further agreed and stipulated that:

                    (a) if NML, GP#1 or GP#9 is a Non-Performing Party, and if the Crescent Parties are otherwise entitled to and do elect to enforce specific performance of this Agreement by NML, GP#1 and GP#9 and give written notice of such election to the Acting Greenway

                         Parties within ten (10) Business Days after the Closing Date, then solely for purposes of this subparagraph 13.4(a)(iii) and paragraph 13.4(b) it shall be conclusively deemed that each of NML, GP#1 and GP#9 is a Performing Party for purposes of (A) determining whether the condition to the obligation of K-P and Kemper set forth in paragraph 13.2(e) has been satisfied on the Closing Date, (B) determining whether the condition to the obligation of J/K#1, J/K#9 and Century set forth in paragraph 13.2(f) has been satisfied on the Closing Date, and (C) determining whether the condition to the obligation of Dow set forth in paragraph 13.2(g) has been satisfied on the Closing Date, in which event none of K-P, Kemper, J/K#1, J/K#9, Century, or Dow will be entitled to terminate this Agreement pursuant to paragraph 13.4(b) solely by reason of the fact that NML, GP#1 or GP#9 was a Non-Performing Party;

                    (b) if K-P or Kemper is a Non-Performing Party, and if the Crescent Parties are otherwise entitled to and do elect to enforce specific performance of this Agreement by K-P and Kemper and give written notice of such election to the Acting Greenway Parties within ten (10) Business Days after the Closing Date, then solely for purposes of this subparagraph 13.4(a)(iii) and paragraph 13.4(b) it shall be conclusively deemed that each of K-P and Kemper is a Performing Party for purposes of (A) determining whether the condition to the obligation of NML, GP#1 and GP#9 set forth in paragraph 13.2(d) has been satisfied on the Closing Date, (B) determining whether the condition to the obligation of J/K#1, J/K#9 and Century set forth in paragraph 13.2(f) has been satisfied on the Closing Date, and (C) determining whether the condition to the obligation of Dow set forth in paragraph 13.2(g) has been satisfied on the Closing Date, in which event none of NML, GP#1, GP#9, J/K#1, J/K#9, Century, or Dow will be entitled to terminate this Agreement pursuant to paragraph 13.4(b) solely by reason of the fact that K-P or Kemper was a Non-Performing Party; and

                    (c) if the Crescent Parties elect to enforce specific performance of this Agreement pursuant to this subparagraph 13.4(a)(iii) and the Closing occurs, the date on which the Closing occurs shall thereafter be deemed to be the "Closing Date" for all purposes under this Agreement.

          (iv) If the conditions to the obligations of each of the Acting Greenway Parties set forth in Section 13.2 have been satisfied or waived, and if Dow shall default in performing any of his agreements, covenants and undertakings which are required by this Agreement to be performed by Dow on the Closing Date, the Crescent Parties shall be entitled, after having given at least five (5) Business Days' notice of such default to Dow, as their sole and exclusive remedy, either (a) to enforce specific performance of this Agreement against Dow (if no other Acting Greenway Party has exercised a right to terminate this Agreement pursuant to paragraph 13.4(b)), or (b) to recover liquidated damages in the amount of $50,000 from Dow; it being expressly understood and agreed that in the circumstances described in this subparagraph 13.4(a)(iv), the Crescent Parties shall be entitled to exercise their remedies under clause
                    (a) above (if no other Acting Greenway Party has exercised a right to terminate this Agreement pursuant to paragraph 13.4(b)) or under clause (b) above, but not under both clauses (a) and (b), and shall not be entitled to exercise any other remedy at law or in equity as against Dow.

    (b) Subject to subparagraphs 13.4(a)(iii)(a) and 13.4(a)(iii)(b), if any of the conditions to the obligation of any Acting Greenway Party set forth in Section 13.2 shall not be satisfied (or waived) on or prior to the Closing Date, such Acting Greenway Party shall be entitled to give notice to the Crescent Parties and remaining Greenway Parties on the Closing Date terminating this Agreement, in which event this Agreement shall terminate on the Closing Date and no party shall have any further obligation, duty, liability, or right hereunder; provided that the provisions of Section 9.1, paragraph 9.3(d), paragraph 11.1(h), and paragraph 12.1(bb) shall remain in effect notwithstanding termination of this Agreement by an Acting Greenway Party pursuant to this paragraph 13.4(b). No Acting Greenway Party shall be entitled to require specific performance of this Agreement by the Crescent Parties, nor shall any Greenway Party be entitled to recover damages from any Crescent Party for breach of or failure to perform this Agreement, provided that nothing in this paragraph 13(b) shall prejudice or release the right, if applicable, of NML and Kemper to receive and retain payment of the Earnest Money pursuant to and as provided in Section 9.1, if applicable.

    (c) It is expressly agreed that if (i) any one or more of the representations or warranties of any of the Greenway Parties set out in paragraph 1.7(b) or in Section 12.1 shall not be true and correct as of the date of this Agreement or as of the Closing Date, (ii) any Substitute Certificate delivered by NML and Kemper to CRE pursuant to paragraph 9.4(a) shall not be true and correct as of the date of delivery thereof or as of the Closing Date, or (iii) the updated list of Existing Leases delivered by NML and Kemper to CRE pursuant to
          Section 9.5 shall not be true, correct or complete as of the date of delivery thereof or as of the Closing Date, and if the Crescent Parties, with actual knowledge that such representation, warranty, Substitute Certificate or updated list of Existing Leases was not or is not true, correct, or complete, as applicable, shall nevertheless elect to and do consummate the Closing, each such untrue or incorrect or incomplete warranty, representation, Substitute Certificate or updated list of Existing Leases, as applicable, thus actually known to the Crescent Parties to have been or to be untrue, incorrect, or incomplete shall have been waived by the Crescent Parties and neither Newco nor any of the Crescent Parties shall have any right to assert or recover any claim for damages or any other relief or remedy against any of the Greenway Parties based on the breach of any such warranty or representation which was actually known by the Crescent Parties at the time of the Closing to have been or to be false or inaccurate or incorrect or based on any error, omission, misstatement or inaccuracy in any Substitute Certificate or in such updated list of Existing Leases of which the Crescent Parties have actual knowledge at the time of the Closing.

    (d) It is further expressly agreed that if any Acting Greenway Party (a "DEFAULTING PARTY") shall fail or refuse to perform or observe any agreement, covenant or undertaking provided in this Agreement to be performed or observed by such Acting Greenway Party at any time or times prior to the Closing Date (a "PRE-CLOSING OBLIGATION"), and if the Crescent Parties, with actual knowledge that such Defaulting Party has thus failed or refused to perform or observe such Pre-Closing Obligation (a "KNOWN PRE-CLOSING BREACH"), shall nevertheless elect to and do consummate the Closing, then neither Newco nor any of the Crescent Parties shall thereafter be entitled to rescind the Closing based on such Known Pre-Closing Breach and the maximum amount of damages which Newco and the Crescent Parties (collectively) shall be entitled to recover against such Defaulting Party for such Known Pre-Closing Breach shall be limited to the lesser of (i) the actual amount of damages ("ACTUAL DAMAGES"), if any, suffered by Newco and the Crescent Parties as a proximate result of such Known Pre-Closing Breach, not including, however, indirect or consequential damages (including, without limitation, lost profits), or (ii) the "Damages Limitation Amount" as hereinafter defined applicable to such Defaulting Party. The provisions of this paragraph 13.4(d) shall have no application to a failure or refusal to perform or observe a Pre-Closing Obligation which is not a Known Pre-Closing Breach. Neither Century nor Dow has undertaken or is obligated to perform or observe any Pre-Closing Obligation under this Agreement; and the "Damages Limitation Amount" as to each of Century and Dow is thus Zero Dollars ($0). Likewise, neither J/K#1 nor J/K#9 has undertaken or is obligated to perform or observe any Pre-Closing Obligation under this Agreement except only as they are committed to act or refrain from acting on behalf of the respective Partnerships in their respective capacities as a general partner of a Partnership with respect to the Pre-Closing Obligations of such Partnership; and the "Damages Limitation Amount" as to each of J/K#1 and J/K#9 is thus Zero Dollars ($0), subject, however, to the provisions of subparagraph 13.4(d)(iii) below. The "DAMAGES LIMITATION AMOUNT" as to the respective remaining Acting Greenway Parties shall constitute the maximum aggregate amount of damages recoverable against the applicable Acting Greenway Party who is or is deemed to be a Defaulting Party (either in its individual or corporate capacity or in its capacity as a partner of either or both of the Partnerships) for or on account of all Known Pre-Closing Breaches as to which such Acting Greenway Party is or is deemed to be a Defaulting Party (collectively, and regardless of the number of instances in which such Acting Greenway Party is or is deemed to be a Defaulting Party with respect to any number of Known Pre-Closing Breaches) and shall be determined as follows:

          (i) As to the NML Parties, the Damages Limitation Amount shall be determined as follows:

               (a) If any one or more of the NML Parties is a Defaulting Party or if either or both of the Partnerships is a Defaulting Party, each of the NML Parties shall be deemed to be a "Defaulting Party"; the Damages Limitation Amount shall be a single sum as specified hereinafter applicable to the NML Parties collectively (and not separately); and the NML Parties shall be jointly and severally liable for the lesser of the Actual Damages or the applicable Damages Limitation Amount specified in subparagraph 13.4(d)(i)(b) or 13.4(d)(i)(c) below.

               (b) If any of the NML Parties is a Defaulting Party and if neither of the Partnerships and none of the Kemper/K-P Parties is a Defaulting Party, the Damages Limitation Amount as to the NML Parties (collectively) shall be One Million Dollars ($1,000,000).

               (c) If any of the NML Parties is a Defaulting Party, and if any one or more of the Partnerships or the Kemper/K-P Parties are also a Defaulting Party, the Damages Limitation Amount as to the NML Parties (collectively) shall be the lesser of Five Hundred Thousand Dollars ($500,000) or one-half (1/2) of the Actual Damages.

    (ii) As to the Kemper/K-P Parties, the Damages Limitation Amount shall be determined as follows:

               (a) If both of the Kemper/K-P Parties are Defaulting Parties or if either or both of the Partnerships is a Defaulting Party, each of the Kemper/K-P Parties shall be deemed to be a "Defaulting Party"; the Damages Limitation Amount shall be a single sum as specified hereinafter applicable to the Kemper/K-P Parties collectively (and not separately); and the Kemper/K-P Parties shall be jointly and severally liable for the lesser of the Actual Damages or the applicable Damages Limitation Amount specified in subparagraph 13.4(d)(ii)(b) or 13.4(d)(ii)(c) below. If one only of the Kemper/K-P Parties is a Defaulting Party and neither of the Partnerships is a Defaulting Party, the Damages Limitation Amount shall be the sum specified hereinafter (in subparagraph 13.4(d)(ii)(c) or subparagraph 13.4(d)(ii)(d), as applicable) applicable to such one of the Kemper/K-P Parties which is a Defaulting Party, and the other of the Kemper/K-P Parties shall not be liable for Actual Damages or such Damages Limitation Amount; provided that if K-P is a Defaulting Party but Kemper is not a Defaulting Party, Kemper agrees that if K-P does not pay in full the lesser of the Actual Damages (if any) or the Damages Limitation Amount for which K-P becomes liable by reason of K-P's Known Pre-Closing Breach (whether one or more) within five (5) Business Days after final determination of the amount thereof by final judgment or arbitration award not subject to further appeal or by agreement of K-P, Kemper will, upon demand from CRE, purchase from Newco and the Crescent Parties an assignment, without recourse, of the claims of Newco and the Crescent Parties against K-P for payment of the lesser of the Actual Damages or the Damages Limitation Amount for which K-P has become liable as thus finally determined and will pay therefor (in cash or by wire transfer of immediately available funds to an account designated by CRE) an amount equal to the unpaid amount of the Actual Damages or the Damages Limitation Amount for which K-P has become liable as thus finally determined.

               (b) If both of the Kemper/K-P Parties are Defaulting Parties and if neither of the Partnerships and none of the NML-Parties is a





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                    Defaulting Party, the Damages Limitation Amount as to the
                    Kemper/K-P Parties (collectively) shall be One Million Dollars ($1,000,000).

               (c) If both of the Kemper/K-P Parties are Defaulting Parties, and if any one or more of the Partnerships or the NML Parties are also a Defaulting Party, the Damages Limitation Amount as to the Kemper/K-P Parties (collectively) shall be the lesser of Five Hundred Thousand Dollars ($500,000) or one-half (1/2) of the Actual Damages.

               (d) If one only of the Kemper/K-P Parties is a Defaulting Party and if neither of the Partnerships and none of the NML Parties is a Defaulting Party, the Damages Limitation Amount as to such one Kemper/K-P Party shall be One Million Dollars ($1,000,000).

               (e) If one only of the Kemper/K-P Parties is a Defaulting Party, and if any one or more of the NML Parties are also a Defaulting Party, the Damages Limitation Amount as to such one Kemper/K-P Party shall be the lesser of Five Hundred Thousand Dollars ($500,000) or one-half (1/2) of the Actual Damages.

    (iii) As to the Partnerships, if either or both of the Partnerships is a Defaulting Party, the Damages Limitation Amount as to such Partnership or Partnerships shall be Zero Dollars ($0) as to Newco and the Crescent Parties; provided that if a Partnership becomes a Defaulting Party by reason of an act or omission of J/K#1 or J/K#9 acting on behalf of such Partnership in its capacity as a general partner of the Partnership without the approval or consent of NML and Kemper, then J/K#1 or J/K#9, as applicable, shall be liable to the NML Parties and Kemper/K-P Parties for all amounts, if any, of damages which are required to be paid by said NML Parties or Kemper/K-P Parties to Newco or any of the Crescent Parties by reason of such Known Pre-Closing Breach (whether one or more) of such Partnership.

          13.5. Sharing of Partnership Expenses. If this Agreement is terminated pursuant to Section 9.2 or Section 13.4, the Partnerships shall share the expenses incurred by the respective Partnerships in connection with this Agreement in the ratio of 49% by Greenway and 51% by 9 Greenway; and either Partnership which has paid less than its aforesaid share of such expenses shall promptly reimburse the other Partnership for such deficiency.

                                      XIV.

                                 MISCELLANEOUS

          14.1.     Assumed Obligations; Cross-Indemnity Agreements.

          (a) If the Closing occurs, Newco shall have assumed all the obligations, duties, and liabilities of Greenway and 9 Greenway with respect to all "Assigned Contracts" and "Assigned Leases" (as defined in the Newco Conveyance), all unpaid amounts of the Senterra Termination Payment and TI and Commission Expenses and Closing Expenses which are not






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
paid by 9 Greenway on or within five (5) Business Days after the Closing Date and all other costs or expenses of tenant improvements (which have not been and are not required to be paid directly by the tenant and are not directly reimbursable by the tenant other than through payment of rental or additional rental or in installments over all or substantially all the remaining term of the applicable lease, but including, without limitation, amounts required to be loaned or advanced from the Landlord to any Existing Tenant under an Existing Lease to pay or reimburse such Existing Tenant for costs or expenses of tenant improvements and which are repayable, with or without interest, in installments or as additional rent over all or substantially all the remaining term of such Existing Lease) and leasing commissions payable under or in connection with Existing Leases becoming payable after December 31, 1997, and all other obligations, duties, debts and liabilities of the Partnerships (and either of them) which are provided to be assumed by Newco pursuant to the Newco Conveyance (collectively, the "ASSUMED OBLIGATIONS"), and Newco, SPC, and CRE (herein severally and collectively called the "INDEMNIFYING PARTIES") shall jointly and severally indemnify and save and hold harmless the Greenway Parties (each an "INDEMNIFIED PARTY" and collectively the "INDEMNIFIED PARTIES") from and against any loss, cost, claim, expense (including, without limitation, attorneys' fees and expenses) and liability whatsoever incurred or suffered by any of the Indemnified Parties or asserted against any of the Indemnified Parties at any time or times by any person or persons with respect to the Assumed Obligations and any and all claims, demands and causes of action asserted against any of the Indemnified Parties at any time or times by any person or persons in connection with or arising out of the ownership, maintenance or operation of the Greenway Assets and attributable to events, acts or omissions occurring on or after the Closing and at any time or times during Newco's ownership of such Greenway Properties, to the extent, and only to the extent (if any) that any such loss, cost, claim, expense or liability is not paid by, or required to be reimbursed to an Indemnified Party by, an insurer under any insurance policy or policies maintained by such Indemnified Party or under which such Indemnified Party is an insured; provided that:

    (i) The Indemnifying Parties' indemnity obligations under this paragraph 14.1(a) will not extend to claims arising out of the negligence or wilful misconduct of an Indemnified Party; provided only that, except as otherwise provided in subparagraphs 14.1(a)(ii), 14.1(a)(iv) or 14.1(a)(v), the Indemnifying Parties' indemnity obligations under this paragraph 14.1(a) will extend to and cover claims against an Indemnified Party resulting from accidents, events or occurrences occurring after the Closing resulting in injury to or death of any person or damage to or destruction of the property of any person notwithstanding the fact that such injury, death, damage or destruction is caused by the design or condition of the Greenway Assets existing at the Closing (including, without limitation, conditions resulting from violations, if any, by either of the Partnerships of Environmental Laws (as defined in subparagraph 14.1(a)(ix)) or requirements of any statute, ordinance, or governmental regulation concerning the design or condition of the Greenway Assets), even if such design or condition resulted from the NEGLIGENCE OF SUCH INDEMNIFIED PARTY or any other Indemnified Party occurring prior to the Closing or gives rise to STRICT LIABILITY OF SUCH INDEMNIFIED PARTY or any other Indemnified Party for such injury, death, damage or destruction.

    (ii) Notwithstanding the provisions of subparagraph 14.1(a)(i), the Indemnifying Parties indemnity obligations under this paragraph 14.1(a) will not extend to or include, and the Assumed Obligations do not include, claims for personal injury or death of any person or persons allegedly resulting from exposure to or contact with allegedly toxic or hazardous substances in, on or about the Greenway





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



          Properties to the extent that such claims are based on exposure to or contact with such substances which occurred prior to the Closing Date.

   (iii) CRE has engaged Law Engineering and Environmental Services, Inc. ("LAW ENGINEERING") with instructions to conduct a Phase I environmental survey of the Greenway Properties meeting or exceeding the standards prescribed in ASTM E1527-94 "Standard Practice for Environmental Site Assessments," excluding sampling for lead in drinking water or for radon. CRE shall promptly provide NML and Kemper with copies of each report (the "LAW REPORTS") made by Law Engineering reflecting results or findings or information obtained in connection with such Phase I environmental survey and any additional testing or sampling performed or caused to be performed by Law Engineering with respect to the Greenway Properties. CRE shall bear and pay the charges and expenses of Law Engineering for and in connection with said Phase I environmental survey and any other testing or sampling conducted by Law Engineering at the request of CRE. Senterra has provided CRE with copies of the reports of environmental surveys and tests heretofore obtained by the Partnerships which are listed or described in Schedule XLII attached hereto and incorporated herein (the "EXISTING ENVIRONMENTAL REPORTS"); and the Partnerships may at their election and expense conduct or cause to be conducted additional environmental surveys, tests or sampling with respect to the Greenway Properties and provide the results thereof (the "ADDITIONAL ENVIRONMENTAL REPORTS") to CRE prior to the 30th Day. Except only as otherwise provided in subparagraphs 14.1(a)(ii) and 14.1(a)(v), the Assumed Obligations shall include, and the indemnity obligations of the Indemnifying Parties under this paragraph 14.1(a) shall extend to and include indemnification of the Indemnified Parties against and with respect to all costs, expenses, claims and liability associated with remediation, removal, treatment or other curative or preventative actions which may at any time be required under applicable Environmental Laws with respect to any toxic or environmentally hazardous substance or condition in, on, under or about the Greenway Properties which is now classified as toxic or environmentally hazardous under existing applicable Environmental Laws, (I) if the existence or presence of such substance or condition (a "DISCLOSED ENVIRONMENTAL HAZARD") is disclosed in the Law Reports, the Existing Environmental Reports or the Additional Environmental Reports (if any), or (II) as to drinking water and radon, if tests or samples to detect the existence of lead or other contaminants in drinking water or to detect the existence of radon are not conducted by Law Engineering, and if it is determined after the 30th Day that lead or other contaminants in drinking water or radon, as applicable, are present in, on, under or about the Greenway Properties (in which event, the existence of lead or other contaminants in drinking water or radon, as applicable, in, on, under or about the Greenway Properties shall be deemed to be a "Disclosed Environmental Hazard").

    (iv) Notwithstanding the provisions of subparagraph 14.1(a)(i), the Indemnifying Parties indemnity obligations under this paragraph 14.1(a) will not extend to or include, and the Assumed Obligations do not include, liability, if any (including, without limitation, liability, if any, for contribution toward payment of or reimbursement of costs or expenses incurred by any person or costs or expenses, including attorneys' fees, of defending any claim of such liability by any person), of any Indemnified Party for costs or expenses associated with remediation, removal, treatment or other curative or preventative actions which may at any time be required under applicable Environmental Laws with respect to toxic or environmentally hazardous substances or conditions in, on, under or about the Greenway Properties which (I) are not now classified as toxic or environmentally hazardous under existing applicable Environmental Laws, or (II) are now classified as toxic or environmentally hazardous under existing applicable Environmental Laws but are not a Disclosed Environmental Hazard or deemed to be a Disclosed Environmental Hazard, in each case if and to the extent, if any, that such liability is now or may hereafter be imposed upon such Indemnified Party under applicable Environmental Laws.

    (v) In no event shall such indemnification cover any indirect or consequential damages of an Indemnified Party, including, without limitation, lost profits.

    (vi) The indemnity agreement of the Indemnifying Parties under this paragraph 14.1(a) shall be enforceable by and inure to the benefit of the Indemnified Parties and their successors and assigns but shall not be enforceable by or inure to the benefit of any other person or persons.

   (vii) None of the Indemnifying Parties shall have any obligation to any Indemnified Party under this paragraph 14.1(a) after the Account Termination Date in connection with or with respect to any loss, cost, claim, expense (including, without limitation, attorneys' fees and expenses) or liability suffered by or asserted against such Indemnified Party based on any of the Assumed Obligations to the extent that amounts expended by any Indemnifying Party after the Account Termination Date to pay or reimburse such Indemnified Party for such loss, cost, claim, expense or liability would have required the making of a debit entry in a corresponding amount in the Post-Closing Adjustment Account under the provisions of paragraph 4.2(e) if the Account Termination Date had not theretofore occurred.

  (viii) Notwithstanding any contrary provision of this paragraph 14.1(a), none of the Indemnifying Parties shall have any obligation under this paragraph 14.1(a) to any Indemnified Party for any loss, cost, claim, expense (including, without limitation, attorneys' fees and expenses) or liability in connection with a Disputed Claim which such Indemnified Party is required to bear and pay under the provisions of subparagraph 4.2(e)(iv), nor shall the Indemnifying Parties be obligated to reimburse an Indemnified Party pursuant to this paragraph 14.1(a) for any loss, cost, claim, expense (including, without limitation, attorneys' fees and expenses) or liability paid or incurred by such Indemnified Party if and to the extent that the payment of such reimbursement to such Indemnified Party by any Indemnifying Party would require the making of a debit entry in a corresponding amount in the Post-Closing Adjustment Account pursuant to paragraph 4.2(e).

    (ix) "ENVIRONMENTAL LAWS," as used herein, means any federal, state, or local law, statute, ordinance, or regulation, as existing as of the Closing Date and as may thereafter be enacted or adopted, relating to
          (a) the control of any pollutant or potential pollutant or protection of the air, water, land or the environment, (b) solid, gaseous or liquid waste generation, handling, treatment, storage, disposal or transportation, or (c) exposure to, or remediation, removal or treatment of, or other curative or preventative actions with respect to, hazardous, toxic, explosive, corrosive or other substances alleged to be harmful. "Environmental





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          Laws" shall include, but not be limited to, the Clean Air Act,
          42 U.S.C. Section 7401 et seq., the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments Act, 42 U.S.C. Section 6901 et seq., the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq., the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq., the Comprehensive Environmental Response, Compensation, and Liability Act, as amended by the Superfund Amendments and Reauthorization Act, 42 U.S.C. Section 9601 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C.
          Section 2601 et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 1801 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; and any laws of the State of Texas implementing the foregoing federal laws. "Environmental Laws" does not include the Occupational Safety and Health Act or any other federal, state, foreign or local law, statute, ordinance, or regulation governing worker safety or work place conditions.

Nothing set forth in this paragraph 14.1(a) shall affect in any way the provisions of Section 4.2.

          (b) If the Closing occurs, NML and Kemper (herein severally called the "INDEMNIFYING PARTIES") shall severally, to the extent only of one-half each by NML and Kemper, respectively, indemnify and save and hold harmless Newco, CRE, and SPC (each an "INDEMNIFIED PARTY" and collectively the "INDEMNIFIED PARTIES") from and against any loss, cost, claim, expense (including, without limitation, attorneys' fees and expenses) and liability whatsoever incurred or suffered by any of the Indemnified Parties or asserted against any of the Indemnified Parties by any person or persons with respect to the Retained Obligations at any time or times, to the extent, and only to the extent (if any) that such loss, cost, claim, expense or liability is not paid by, or required to be reimbursed to an Indemnified Party by, an insurer under any insurance policy or policies maintained by such Indemnified Party or under which such Indemnified Party is an insured; provided that (i) the Indemnifying Parties' indemnity obligations under this paragraph will not extend to claims arising out of the negligence or wilful misconduct of an Indemnified Party, and
(ii) in no event shall such indemnification cover any indirect or consequential damages of an Indemnified Party, including, without limitation, lost profits.

          (c) An Indemnified Party shall promptly notify the Indemnifying Parties of any claim or action of a third party against such Indemnified Party for which such Indemnified Party seeks indemnification under paragraph 14.1(a), paragraph 14.1(b) or paragraph 14.1(c), as applicable; provided that failure or delay in giving any such notice shall not deprive an Indemnified Party of its right to indemnity hereunder except to the extent that the Indemnifying Parties are actually prejudiced by such failure or delay. Upon receipt of such a notice, the Indemnifying Parties shall have the right, at their expense, to participate in and assume the defense of such claim or action. If the Indemnifying Parties do assume the defense of such claim or action, the Indemnified Parties shall cooperate fully with the Indemnifying Parties in the defense of such claim or action, and any Indemnified Party may at its election continue to participate in the defense and may retain its own counsel at such Indemnified Party's expense. An Indemnified Party shall not settle or compromise any claim or action against such Indemnified Party for which an indemnity claim is made or is expected to be made under this Section 14.1 without the consent of the Indemnifying Parties, which consent shall not unreasonably be delayed or withheld; but if an Indemnified Party receives an offer of settlement of any such claim which such Indemnified Party desires to accept and the Indemnifying Parties refuse to approve such settlement, the Indemnified Party shall have the





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right, at its election, to require that the Indemnifying Parties take over and assume the defense of such claim as provided for above in this paragraph.

          14.2. Covenants of Certain Greenway Parties. Each of Greenway, 9 Greenway, NML and Kemper severally covenants and agrees with and for the benefit of the Crescent Parties as follows:

    (a) Between the date of this Agreement and the Closing or termination of this Agreement, and except as otherwise required under the terms of this Agreement, each of Greenway and 9 Greenway shall operate and maintain the respective portions of the Greenway Properties owned by it in such manner as is determined by its "Financial Partners" (as defined in the respective Partnership Agreements) in the exercise of their good faith judgment to be in the best interest of such Partnership as the owner of such Greenway Properties without regard to the existence of this Agreement.

    (b) Between the date of this Agreement and the Closing or termination of this Agreement, neither Greenway nor 9 Greenway will enter into or contract to enter into any New Lease (other than parking permits or licenses issued by or for the respective Partnerships in the ordinary course of business for contract parking in the parking garages included in the Greenway Assets) or terminate any Existing Lease after the date of this Agreement without the prior written approval of CRE; provided that:

          (i) except as permitted under subparagraph 14.2(b)(iii), if applicable, such approval shall not be unreasonably withheld by CRE;

          (ii) if either Partnership desires to sign a New Lease (other than parking permits or licenses issued by or for the respective Partnerships in the ordinary course of business for contract parking in the parking garages included in the Greenway Assets) or to terminate an Existing Lease after the date of this Agreement, such Partnership shall give written notice to CRE (directed to the attention of James
                    M. Eidson, Jr. or Terri Black) describing the proposed New Lease or describing the Existing Lease and the Partnership's reason for desiring to terminate it (as applicable); and, subject to subparagraph 14.2(b)(iii), if applicable, if CRE shall fail to give written notice to such Partnership specifying its objections, if any, to such proposed New Lease or to termination of such Existing Lease (as applicable) within five (5) Business Days after giving of such notice to CRE, then CRE shall be conclusively deemed to have given prior written approval for the signing of such New Lease or termination of such Existing Lease (as applicable) by such Partnership; and

          (iii) notwithstanding the provisions of subparagraphs 14.2(b)(i) and 14.2(b)(ii), if this Agreement is not terminated pursuant to the provisions of Section 9.1 and CRE does not give notice of termination of this Agreement pursuant to
                    Section 9.2 on or before the 30th Day, then, if and while this Agreement remains in effect during the period from the 30th Day through and including the earlier of the Closing
                    Date or   the date (the "EXTENDED DATE") which is the
                    fifteenth (15th) consecutive day next following the expiration of sixteen (16) Business Days after the 30th Day, CRE may withhold its approval of any proposed New Lease or termination of any Existing Lease without any requirement that such withholding be reasonable and shall not be required to specify any reason for withholding such approval in responding to a request for such approval under subparagraph 14.2(b)(ii); provided that if, for any reason, the Closing does not occur on or prior to the Extended Date and if, for any reason, this Agreement remains in force and effect after the Extended Date, the provisions of this subparagraph 14.2(b)(iii) shall be of no force or effect whatsoever after the Extended Date and CRE shall be required to comply with the requirements of subparagraphs 14.2(b)(i) and 14.2(b)(ii) without regard to the provisions of this subparagraph 14.2(b)(iii).

    (c) Between the date of this Agreement and the Closing or termination of this Agreement, neither Greenway nor 9 Greenway will, without the written consent of CRE, enter into or amend any contract which will be included in the "Assigned Contracts" (as defined in the Newco Conveyance) to be assigned to and assumed by Newco pursuant to the Newco Conveyance or terminate any contract listed in Schedule XXXVIII hereto (other than as a result of termination of the term thereof under the terms of such contract); provided that:

          (i) Either or both of the Partnerships may, without the consent of CRE, terminate Nonmaterial Contracts or enter into or amend Nonmaterial Contracts which will be included in such "Assigned Contracts"; provided that a Nonmaterial Contract which is entered into or amended by either of the Partnerships after the date of this Agreement without the consent of CRE shall not be included in the "Assigned Contracts" if such Nonmaterial Contract provides for furnishing or rendering services to Existing Tenants under
                       Existing Leases (as described in Section 1.856-4(b)(5)
                    of the Income Tax Regulations promulgated pursuant to the
                    Code) and if such Nonmaterial Contract is with a contractor who is not an independent contractor from whom REIT does not derive or receive any income (within the meaning of and as described in Section 1.856-4(b)(5) of said Income Tax Regulations). To assist the Partnerships in avoiding entering into or amending a Nonmaterial Contract which would not be included in the "Assigned Contracts," CRE shall furnish to Senterra a computer disk or disks containing the list of contractors maintained by REIT to identify contractors with whom the Partnerships could not enter into or amend a Nonmaterial Contract to be included in the "Assigned Contracts." Further, CRE agrees that if Senterra or any other representative of the Partnerships makes inquiry by telephone (or by telecopy or other communication actually received by such person or persons) of CRE's representatives, Terri Black (at 818-878-0427) or James M. Eidson, Jr. (at 817-878-0407), as to whether a particular Nonmaterial Contract will qualify as an "Assigned Contract" if it is amended or entered into with a specified contractor, CRE will respond to such inquiry within seventy-two (72) hours and will allow such Nonmaterial Contract to be included in the "Assigned Contracts" if (i) approval by either such representative is communicated to Senterra or such other representative of the Partnerships by telephone, telecopy or otherwise, or
                    (ii) CRE (through such representatives or otherwise) does not advise Senterra or such other representative of the Partnerships by telephone, telecopy or otherwise within such seventy-two
                    (72) hours' period that such Nonmaterial Contract will not qualify as an "Assigned Contract" if amended or entered into with such specified contractor.

          (ii) If either Partnership desires to enter into or amend a contract (other than a Nonmaterial Contract) which will be included in such "Assigned Contracts," such Partnership shall give written notice thereof to CRE, and CRE shall not unreasonably withhold its consent to the making or amendment of such contract. If CRE does not give written notice to such Partnership of an objection to any such proposed contract or proposed amendment of a contract within five (5) Business Days after CRE's receipt of notice of the Partnership's desire to enter into or amend such contract, CRE shall be conclusively deemed to have consented to the making of such contract or amendment of such contract (as applicable) by such Partnership and to its inclusion (as thus amended, if applicable) in the "Assigned Contracts" under the Newco Conveyance if the Closing occurs.

          (iii) If either Partnership desires to terminate a contract listed in Schedule XXXVIII (other than a Nonmaterial Contract), such Partnership shall give written notice to CRE, and CRE shall not unreasonably withhold its consent to the termination of such contract. If CRE does not give written notice to such Partnership of an objection to termination of a contract within five (5) Business Days after CRE's receipt of notice of the Partnership's desire to terminate such contract, CRE shall be conclusively deemed to have consented to the termination of such contract by such Partnership.

          (iv) In case of an emergency when delay in entering into or amending a contract by a Partnership might endanger human life, might damage or expose portions of the Greenway Properties to damage or material risk of damage, might expose the Partnership to liability or risk of liability to third persons, or might result in a breach by the Partnership of its obligations under Existing Leases or the Nomura Deed of Trust or the "Security Documents" referred to therein, such Partnership will give such notice of such contract or amendment to CRE as the Partnership's Financial Partners determine in their good faith judgment is practicable consistent with the nature of such emergency, but the Partnership shall be entitled to enter into or amend a contract as deemed reasonably appropriate by the Financial Partners of such Partnership to deal with the emergency without the consent of CRE; and if the Closing occurs such contract (as amended, if applicable) shall be included in the "Assigned Contracts" under the Newco Conveyance.

    (d) If the Closing occurs, 9 Greenway shall give written notice to The Coastal Corporation on the Closing Date pursuant to Article XXIII of that certain Fifteenth Amendment and Amended and Restated Lease Contract by and between 9 Greenway, as "Landlord," and The Coastal Corporation, as "Tenant," dated November 14, 1989 (said Article XXIII of said lease being herein called the "COASTAL LEASE PROFIT SHARING AGREEMENT"), of the conveyance of the Coastal Tower building and adjacent South Garage from 9 Greenway to Newco pursuant to this Agreement and shall inform The Coastal Corporation that the portion of the consideration paid by Newco for the Greenway Assets fairly allocable to the Coastal Tower building, together with the entirety of the South Garage and including all fixtures, equipment, and personalty of 9 Greenway situated in and used in the operation of the Coastal Tower Building or South Garage (but excluding the Houston City Club on the roof of such garage) is the sum of $85,300,000 (being the amount of such consideration which CRE, 9 Greenway, NML and Kemper have agreed is fairly allocable to the Coastal Tower building, together with the entirety of the South Garage and including all fixtures, equipment, and personalty of 9 Greenway situated in and used in the operation of the Coastal Tower Building or South Garage [but excluding the Houston City Club]). 9 Greenway does not believe that any amount is now owing or will be owing from 9 Greenway to The Coastal Corporation on the Closing Date pursuant to the Coastal Lease Profit Sharing Agreement, or that the conveyance of the Coastal Tower building and South Garage to Newco from 9 Greenway pursuant to the Newco Conveyance on the Closing Date will give rise to any liability of 9 Greenway to The Coastal Corporation pursuant to the Coastal Lease Profit Sharing Agreement. However, NML and Kemper, severally and to the extent only of one-half each, shall pay, and shall indemnify and defend Newco against any cost, claim, expense, loss, or liability (including, without limitation, attorneys' fees and expenses) in connection with, (i) any amount (if any there be) owing or claimed to be owing by 9 Greenway to The Coastal Corporation pursuant to the Coastal Lease Profit Sharing Agreement on or before the Closing Date (whether or not then due and payable) or (ii) which becomes owing from 9 Greenway to The Coastal Corporation pursuant to the Coastal Lease Profit Sharing Agreement by reason of the conveyance of the Coastal Tower building and South Garage from 9 Greenway to Newco pursuant to the Newco Conveyance on the Closing Date.

    (e) As used herein, the term "SENTERRA AGREEMENTS" means and includes (i) the Management Agreement dated November 16, 1989, between Senterra and Greenway, as heretofore amended, (ii) the Marketing Agreement dated November 16, 1989, between Senterra and Greenway, as heretofore amended, (iii) the Management Agreement dated November 16, 1989, between Senterra and 9 Greenway, as heretofore amended, and (iv) the Amended and Restated Marketing Agreement dated October 26, 1989, between Senterra and 9 Greenway, as heretofore amended. If the Closing occurs, then subject to the condition set out hereinafter in this paragraph, 9 Greenway will enter into an agreement with Senterra on the Closing Date terminating the Senterra Agreements and releasing the Partnerships from all liability under or in connection with the Senterra Agreements other than for payment of the Senterra Termination Payment defined hereinafter, if, and only if, Newco enters into an agreement with Senterra pursuant to which Senterra agrees to the termination of, and release of the Partnerships from all liability under or in connection with, the Senterra Agreements on the Closing Date without payment by the Partnerships of any amount to Senterra other than amounts (collectively, the "SENTERRA TERMINATION PAYMENT") equal to:

          (i) the reimbursable costs and expenses and fees accrued to the Proration Time and owing to Senterra pursuant to the Senterra Agreements as of the Proration Time (whether or not then due, but not including any amounts of "Secondary Marketing Fees" or "Primary Marketing Fees" [as defined in the Marketing Agreements included in the Senterra

                    Agreements] which have not actually become due and payable to Senterra prior to the Proration Time under the terms of such respective Marketing Agreements, except only amounts of such "Primary Marketing Fees" described in clause (ii) immediately following), which costs, expenses and fees described in this clause (i) (not including amounts of "Primary Marketing Fees" described in clause (ii) immediately following) are herein called "SENTERRA OPERATING CHARGES" and are to be payable to Senterra on or within five (5) Business Days after the Closing Date or as soon thereafter as the amount thereof is determined; plus

          (ii) all amounts, if any, of "Primary Marketing Fees" (as defined in the respective Marketing Agreements included in the Senterra Agreements) remaining unpaid at the Proration Time which would become payable after the Proration Time pursuant to such Marketing Agreements by virtue of (a) execution and delivery by all parties thereto prior to the Proration Time of any "New Lease" or "Voluntary Expansion Agreement" (as defined in said respective Marketing Agreements), but not including any "Recasting Agreement" (as defined in said respective Marketing Agreements), (b) execution and delivery by all parties thereto prior to the Proration Time of any "Renewal Lease" (as defined in said respective Marketing Agreements) other than as described in clause (c) or (d) immediately below, (c) receipt by a Partnership prior to the Proration Time of an irrevocable notice of exercise by an Existing Tenant of a "Firm Option" to enter into a "Renewal Lease" or "Option Expansion Agreement" (as defined in said respective Marketing Agreements), or (d) expiration prior to the Proration Time of the date when an Existing Tenant is deemed to have exercised an "Extension Option" (as defined in said respective Marketing Agreements) by virtue of expiration of the period during which such Existing Tenant could have exercised an option to terminate such Existing Lease by making a "Termination Payment" (as defined in said respective Marketing Agreements), without the Existing Tenant having exercised such termination option, which amounts of "Primary Marketing Fees" described in this clause (ii) are to be payable to Senterra as and when such amounts of "Primary Marketing Fees" would have become due and payable under the terms of said Marketing Agreements.

          If Senterra does not agree to the termination of the Senterra Agreements and release of the Partnerships from all liability under or in connection with the Senterra Agreements on the Closing Date in return for payment of the Senterra Termination Payment as hereinabove provided, 9 Greenway shall not be obligated to terminate the Senterra Agreements, and such Senterra Agreements shall be included in the "Assigned Contracts" pursuant to the Newco Conveyance. To the extent that the Senterra Termination Payment includes amounts which are required to be credited or debited to the Adjustment Account or Post-Closing Adjustment Account pursuant to Section 4.2, nothing in this paragraph is intended or shall be construed to waive or alter or affect the right of 9 Greenway and NML and Kemper or Newco, as applicable, to require that such credits or debits be made in the Adjustment Account or Post-Closing Adjustment Account or to receive payment of any amount becoming due to such person pursuant to Section
          4.2 by reason of a credit or debit balance in the Adjustment Account or Post-Closing Adjustment Account, as applicable.

    (f) Between the date of this Agreement and the Closing or termination of this Agreement, neither Greenway nor 9 Greenway will cast votes to take any action proposed to be taken by any property owners' association of which the Greenway Properties (or any of them) are a part, without the written consent of CRE, which consent shall not be unreasonably withheld or delayed.

    (g) Between the date of this Agreement and the Closing or termination of this Agreement, the Partnerships will maintain in effect fire and casualty insurance covering the Greenway Assets providing coverage for the same risks and with the same limits as is provided by the fire and casualty insurance policies in effect at the date of this Agreement.

    (h) Between the date of this Agreement and the Closing or termination of this Agreement, the Partnerships will give written notice to CRE with reasonable promptness after the Partnerships (or either of them) are served with citation or other official notice of the filing or institution against either Partnership of litigation filed by any person or administrative proceedings in any governmental agency or bureau initiated by any person, in each case pertaining to or involving the Greenway Assets or any lease or contract which would be an "Assigned Lease" or "Assigned Contract" as defined in the Newco Conveyance.

    (i) Between the date of this Agreement and the Closing or termination of this Agreement, the Partnerships will cooperate reasonably with CRE in CRE's endeavors to (a) obtain any required governmental permits relating to ownership or operation of the Greenway Assets after the Closing, (b) obtain required consents or approvals for the Closing by Nomura or other persons who have succeeded to the rights or interests of Nomura in connection with the Nomura Note or Nomura Deed of Trust or other "Security Documents" referred to therein, and (c) obtain agreement of Existing Tenants under Existing Leases to amendments thereof or agreement of parties to service contracts with the Partnerships to amend or terminate such service contracts (in each case contingent upon and to be or become effective on the Closing date only if the Closing occurs) to the extent necessary, in the opinion of CRE, to avoid causing amounts received or accrued under Existing Leases or under leases of other properties owned by CRE or any affiliate of CRE not to qualify as "rents from real property" as defined in section 856(d) of the Code; provided that the Partnerships shall not be required to incur or expend any third-party costs or expenses in providing such cooperation or to incur any liability or obligation to any person in connection therewith.

    (j) Between the date of this Agreement and the Closing or termination of this Agreement, neither of the Partnerships will voluntarily sell or dispose of any material item of tangible personal property owned by such Partnership (being an item of tangible personal property having a fair market value in excess of $1,000) or will voluntarily grant or convey to any person any lien, easement, encumbrance or interest in the real property or personal property included in the Greenway Assets (other than parking permits and licenses issued by or on behalf of the respective Partnerships in the ordinary course of business for contract parking in the parking garages included in the Greenway Assets, and other than sales or dispositions of individual items of tangible personal property having a fair market value of $1,000 or less) without, in each instance, the prior written approval of CRE, which approval shall not unreasonably be withheld or delayed and may, if applicable, be deemed to have been granted pursuant to subparagraph 4.2(a)(vi) or 14.2(c)(ii). If CRE grants or is deemed to grant approval to the grant or conveyance by either Partnership of any lien, easement, encumbrance or interest in the real property included in the Greenway Assets, the Owner's Title Policy, the Newco Conveyance and the deed from 9 Greenway to Newco provided for in the Newco Conveyance shall be made subject to such matter.

    (k) The Partnerships shall direct Senterra to request that each contractor performing asbestos abatement services in any of the buildings included in the Greenway Assets mail to CRE a copy of each Certificate of Completion with respect to such asbestos abatement services which is provided by such contractor to Senterra or either of the Partnerships at any time after the date of this Agreement and until the Closing or termination of this Agreement, at the same time when such Certificate of Completion is provided by such contractor to Senterra or either of the Partnerships. The Partnerships shall also direct Senterra to endeavor to submit requests to each contractor who has heretofore provided a Certificate of Completion to Senterra or the Partnerships with respect to the performance of asbestos abatement services in any of the buildings included in the Greenway Assets, or who provides such a Certificate of Completion to Senterra or the Partnerships after the date of this Agreement and prior to the Closing Date, to reissue or issue each such Certificate of Completion in favor of Newco (in addition to the applicable Partnership or Partnerships). It is understood, however, that any or all of such contractors may decline to issue or reissue any such Certificates of Completion in favor of Newco. Further, it is understood that some of the contractors who have heretofore performed asbestos abatement services in such buildings may no longer be in existence or that Senterra may not have readily available information as to addresses at which to contact such contractors, and the Partnerships shall have no obligation to require Senterra to endeavor to locate or provide requests for reissuance of Certificates of Completion by any contractor for whom Senterra does not have readily available information as to the address at which to contact such contractor. It is further expressly understood that the failure, for any reason, of Senterra to submit a request to any contractor for issuance or reissuance of any such Certificates of Completion in favor of Newco or to deliver a copy of any such Certificate of Completion to Newco, or the failure or refusal of any contractor to issue or reissue any such Certificate of Completion naming Newco or to deliver a copy of any such Certificate of Completion to Newco shall not be deemed to be a default by the Partnerships or any other Greenway Party in performing its or his obligations, undertakings or agreements under or in connection with this Agreement.

If the Closing occurs, NML and Kemper, severally and to the extent only of one-half each, shall be liable for damages (if any) suffered by Newco which proximately result from breach by either of the Partnerships of any of the covenants set forth in this Section 14.2, not including, however, indirect or consequential damages (including, without limitation, lost profits), and subject, if applicable, to the limitation set forth in paragraph 13.4(d).

          14.3. Arbitration. It is agreed that all disputes and disagreements between Newco, on the one hand, and 9 Greenway, NML or Kemper, on the other hand, arising under or in connection with Section 4.2 concerning the interpretation, application or effect of Section 4.2 or concerning credits or debits made or proposed to be made to the Adjustment Account or

Post-Closing Adjustment Account (herein called a "SUBJECT DISPUTE") shall be submitted to final and binding arbitration. This arbitration agreement is expressly made pursuant to and shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1, et seq. (the "ARBITRATION ACT"). It is further expressly agreed that, pursuant to Section 9 of the Arbitration Act, a judgment of the United States District Court for the Southern District of Texas, Houston Division, shall be entered upon any award made pursuant to an arbitration hereunder, upon request of any party involved in the applicable Subject Dispute. All Subject Disputes shall be resolved by arbitration in accordance with the American Arbitration Association's Commercial Arbitration Rules, as amended and effective on November 1, 1993 (the "RULES"), except as mutually agreed to the contrary by the parties to the Subject Dispute which is to be arbitrated, and except as specified below:

    (a) Regardless of the amount in dispute, the Expedited Procedures of the Rules shall not be utilized without the agreement of all parties to the Subject Dispute which is to be arbitrated.

    (b) In the absence of agreement by all parties to the Subject Dispute which is to be arbitrated to another locale, the arbitration shall be held in Houston, Texas. In no event will the American Arbitration Association (the "AAA") have the power to decide the locale of the arbitration.

    (c) Arbitration shall be initiated by formal written notice from any party to a Subject Dispute to the other parties involved in such Subject Dispute describing in reasonable detail the Subject Dispute and naming three persons that the party giving such notice (herein called the "INITIATING PARTY," whether one or more) will accept as an arbitrator to resolve the matter. Within ten (10) days of receipt of said notice, the party or parties receiving the notice (herein called the "RECEIVING PARTY," whether one or more) shall either agree to one of the three proposed arbitrators, or the Initiating Party and the Receiving Party will confer and attempt to agree upon another person to arbitrate the Subject Dispute. If these steps do not result in the selection of an arbitrator, then either the Initiating Party or the Receiving Party may request that the AAA provide to both the Initiating Party and the Receiving Party, in writing, a panel of seven names from the AAA's National Panel of Commercial Arbitrators. All members of the panel submitted by the AAA shall be United States nationals who are attorneys licensed to practice in the highest court of one or more states of the United States of America or the District of Columbia. Within five (5) days of receipt of this panel, the Initiating Party shall strike three names from the panel and forward it to the Receiving Party. The Receiving Party shall then strike three additional names from the panel and forward the remaining name to the AAA (with a copy to the Initiating Party) within five (5) days of receipt of the stricken panel. The name forwarded to the AAA shall be the neutral arbitrator appointed to hear the Subject Dispute. Either the Initiating Party or Receiving Party may object to an entire panel and request that the AAA provide a new panel by giving written notice of the request and the reason therefor to the AAA and the other party within three (3) days after receipt of such panel. Such notice may be given by telecopy, by delivery in hand, or by depositing same in the United States Postal Service, properly addressed and stamped, as certified mail. In no event may the AAA appoint an arbitrator.

    (d) The decision of the arbitrator shall be final and binding on the Initiating Party and the Receiving Party.

    (e) If for any reason, the selected arbitrator is unable to perform his or her duties, the AAA may, on proof satisfactory to it or based on the agreement of the Initiating Party and Receiving Party, declare the position vacant. In the event of such a vacancy, the provisions of paragraph 14.3(c) shall be followed to select a new arbitrator.

    (f) The arbitrator shall set the date and time of each hearing hereunder. The AAA shall give thirty (30) days' notice to the Initiating Party and Receiving Party of such hearing unless otherwise agreed.

    (g) Either the Initiating Party or the Receiving Party may request a stenographic record be made of all hearings hereunder. The cost of such stenographic record shall be shared equally by the Initiating Party and the Receiving Party.

    (h) The arbitrator will insure the privacy of the hearings hereunder to the maximum extent allowed by law. Both the Initiating Party and the Receiving Party shall be entitled to attend all hearings. At the request of either the Initiating Party or the Receiving Party, all persons who are not parties involved in the Subject Dispute shall be excluded from the hearings, except for the attorneys for the Initiating Party and Receiving Party, the stenographer (if any), and persons who are witnesses when actually called to testify.

    (i) The Initiating Party and Receiving Party shall share equally the arbitrator's fee and expenses and any charges of the AAA. Otherwise, except for the cost of the stenographic record, each of the Initiating Party and the Receiving Party shall bear their own costs.

          14.4. Governing Law. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Texas applicable to contracts made and to be performed in the State of Texas.

          14.5. Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto and the legal representatives, personal representatives, heirs, executors, administrators, successors and assigns of such parties; provided that neither any of the Greenway Parties nor any of the Crescent Parties may assign or transfer its or their rights or obligations under this Agreement to any other person without the prior written consent of the other, except as specifically provided in subparagraph 4.1(a)(i) and except as provided in the Redemption Agreement. This Agreement shall not inure to the benefit of or be enforceable by any person other than the parties hereto and their respective legal representatives, personal representatives, heirs, executors, administrators, successors or assigns and Newco and its legal representatives, successors or assigns.

          14.6. Survival of Agreements. Subject to the provisions of Sections 11.2 and 12.2 as to the representations and warranties made in Sections 11.1 and 12.1, respectively, and to the provisions of paragraph 4.2(f) as to the time within which debit or credit entries may be made in the Post Closing Adjustment Account, the warranties, representations, covenants, undertakings and agreements of the parties set forth in this Agreement shall survive the Closing (if the Closing occurs) and shall not be deemed to have been merged into or superseded by the terms and provisions of the documents to be executed and delivered at Closing as provided for in this Agreement, and the respective parties hereto shall have all rights and remedies available at law or in equity for any breach or violation of any such warranty, representation, covenant, undertaking or agreement by any other party (subject to the provisions of Section 13.4 (if and to the extent applicable).

          14.7. Modification; Waiver; Etc. No waiver of any condition under, and no modification, amendment, discharge, or change of or to this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such waiver, modification, amendment, discharge or change is sought. No waiver of or failure to enforce any term, condition, provision or requirement of this Agreement by any party on any one occasion shall operate to waive such term, condition, provision or requirement of this Agreement on any other occasion or under any other circumstances and shall not in anywise waive, alter or affect any other term, condition, provision or requirement of this Agreement.

          14.8. Entire Agreement. This Agreement, with the schedules attached hereto and incorporated herein, contains the entire agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein; provided that the Individual Guaranties shall be and continue in force and effect in accordance with and subject to the terms and conditions thereof.

          14.9. Reliance. Each party to this Agreement acknowledges and stipulates that such party has relied upon the advice of attorneys and/or accountants engaged by such party in connection with entering into this Agreement regarding the legal effect and interpretation of this Agreement and the income tax consequences and impact of this Agreement and the transactions contemplated hereby upon such party; and no party has relied or shall be entitled to rely upon any other party or the attorneys or accountants of such other party with respect to any such matters.

          14.10. Notices. Any notice provided for by this Agreement and any other notice, demand or communication which any party may wish to send to another (a "NOTICE") shall be in writing and shall be (a) personally delivered,
(b) sent by registered or certified mail, postage prepaid, return receipt requested, (c) sent by an overnight express service that provides proof of delivery, or (d) sent by facsimile provided receipt thereof by the intended recipient is confirmed, in each case addressed to the party for which such Notice is intended at such party's address as set forth below:

    A.    If intended for GP#1, GP#9, or NML, to:

               The Northwestern Mutual Life Insurance Company
               720 East Wisconsin Avenue
               Milwaukee, Wisconsin 53202
               Attention:  Donald L. O'Dell

               Tel:      414-299-4111
               Fax:      414-299-1557
          and:

               The Northwestern Mutual Life Insurance Company
               Five Greenway Plaza, Suite 2910
               Houston, Texas 77046
               Attention:  Michael R. Buchholz

               Tel:      713-623-0061
               Fax:      713-623-2821

          with a copy to:

               Fulbright & Jaworski L.L.P.
               1301 McKinney, Suite 5100
               Houston, Texas 77010-3095
               Attention:  Uriel E. Dutton

               Tel:      713-651-3712
               Fax:      713-651-5246

    B. If intended for Kemper, Federal Kemper, KILICO Realty, Kemper Portfolio, or KFC, to:

               c/o Kemper Investors Life Insurance Company
               225 West Washington Street, Suite 1450
               Chicago, Illinois 60606
               Tel:      312-236-1513
               Fax:      312-236-1549

          with a copy to:

               Timothy R. Verrilli
               Senior Counsel
               Zurich/Kemper Life
               225 West Washington Street, Suite 1450
               Chicago, Illinois 60606

               Tel:      312-236-1513, Ext. 383
               Fax:      312-236-1549

          with a copy to:

               Rudnick & Wolfe
               203 North LaSalle Street
               Chicago, Illinois 60601-1293
               Attention:  Kenneth Hartman, Esq.

               Tel:      312-368-4034
               Fax:      312-236-7516

    C.    If intended for K-P or K-P Inc., to:

               c/o Kemper Investors Life Insurance Company
               225 West Washington Street, Suite 1450
               Chicago, Illinois 60606

               Tel:      312-236-1513
               Fax:      312-236-1549

          with a copy to:

               Timothy R. Verrilli
               Senior Counsel
               Zurich/Kemper Life
               225 West Washington Street, Suite 1450
               Chicago, Illinois 60606

               Tel:      312-236-1513, Ext. 383
               Fax:      312-236-1549

          and:

               The Prime Group, Inc.
               77 West Wacker Drive, Suite 3900
               Chicago, Illinois 60601
               Attention:  Jeffrey A. Patterson, Executive Vice President

               Tel:      312-917-4234
               Fax:      312-782-5867

          with a copy to:

               The Prime Group, Inc.
               77 West Wacker Drive, Suite 3900
               Chicago, Illinois 60601
               Attention:  Robert J. Rudnik, Executive Vice President and
                         General Counsel

               Tel:      312-917-4234
               Fax:      312-917-1684

          with a copy to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601-9703
               Attention:  Wayne D. Boberg

               Tel:      312-558-5882
               Fax:      312-558-5700

    D.    If intended for Prime, to:

               The Prime Group, Inc.
               77 West Wacker Drive, Suite 3900
               Chicago, Illinois 60601
               Attention:  Jeffrey A. Patterson, Executive Vice President

               Tel:      312-917-4234
               Fax:      312-782-5867

          with a copy to:

               The Prime Group, Inc.
               77 West Wacker Drive, Suite 3900
               Chicago, Illinois 60601
               Attention:  Robert J. Rudnik,
               Executive Vice President and General Counsel

               Tel:      312-917-4234
               Fax:      312-917-1684


          with a copy to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601-9703
               Attention:  Wayne D. Boberg

               Tel:      312-558-5882
               Fax:      312-558-5700

    E.    If intended for P/S or GP Acquisition, to:

               The Prime Group, Inc.
               77 West Wacker Drive, Suite 3900
               Chicago, Illinois 60601
               Attention:  Jeffrey A. Patterson, Executive Vice President

               Tel:      312-917-4234
               Fax:      312-782-5867

          with a copy to:

               The Prime Group, Inc.
               77 West Wacker Drive, Suite 3900
               Chicago, Illinois 60601
               Attention:  Robert J. Rudnik,
               Executive Vice President and General Counsel

               Tel:      312-917-4234
               Fax:      312-917-1684
          with a copy to:

               Winston & Strawn
               35 West Wacker Drive
               Chicago, Illinois 60601-9703
               Attention:  Wayne D. Boberg

               Tel:      312-558-5882
               Fax:      312-558-5700
          and:

               c/o Kenneth Schnitzer
               Twelve Greenway Plaza, Suite 1310
               Houston, Texas 77046

               Tel:      713-965-2922
               Fax:      713-965-2961

          with a copy to:

               Larry E. Jacobs
               Norton, Jacobs, Kuhn & McTopy, L.L.P.
               1111 Bagby, Suite 2450
               Houston, Texas 77002

               Tel:      713-659-1131
               Fax:      713-659-7341

    F.    If intended for J/K#1, J/K#9, or Century, to:

               c/o Kenneth Schnitzer
               Twelve Greenway Plaza, Suite 1310
               Houston, Texas 77046

               Tel:      713-965-2922
               Fax:      713-965-2961

          with a copy to:

               Larry E. Jacobs
               Norton, Jacobs, Kuhn & McTopy, L.L.P.
               1111 Bagby, Suite 2450
               Houston, Texas 77002

               Tel:      713-659-1131
               Fax:      713-659-7341

    G.    If intended for Dow, to:

               Melvin A. Dow
               Dow, Cogburn & Friedman, P.C.
               Nine Greenway Plaza, Suite 2300
               Houston, Texas 77046

               Tel:      713-626-5800
               Fax:      713-940-6099

    H.    If intended for SPC, CRE, REIT, or Newco, to:

               Crescent Real Estate Equities, Inc.
               777 Main Street, Suite 2100
               Fort Worth, Texas 76102
               Attention:  Gerald W. Haddock

               Tel:      817-878-0444
               Fax:      817-878-0429

          and:

               Crescent Real Estate Equities, Inc.
               777 Main Street, Suite 2100
               Fort Worth, Texas 76102
               Attention:  David M. Dean

               Tel:      817-878-0442
               Fax:      817-878-0429

          and:

               Crescent Real Estate Equities, Inc.
               777 Main Street, Suite 2100
               Fort Worth, Texas 76102
               Attention:  James M. Eidson, Jr.

               Tel:      817-878-0407
               Fax:      818-878-0429

          with a copy to:

               Shaw, Pittman, Potts & Trowbridge
               2300 N Street, N.W.
               Washington, D.C. 20037-1128
                    Attention:  Wendelin A. White

               Tel:      202-663-8360
               Fax:      202-663-8007

    I. If intended for Greenway or 9 Greenway, to each of NML, Kemper, Prime, J/K#1, and J/K#9 at the addresses specified above.

Any party may change its, his or her address for delivery of Notice hereunder by giving Notice of such changed address to the other parties in the manner herein provided. Any Notice shall be deemed given and effective as of the date of receipt thereof, as evidenced by the return receipt or other acknowledgment of the delivery thereof. The inability to deliver a Notice because of a change of address of which no Notice has been given, or any rejection or refusal to accept any Notice, shall be deemed to be the receipt of such Notice as of the date of such inability to deliver, rejection or refusal to accept delivery.

          14.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall not be necessary that any single counterpart of this Agreement be executed by all the parties to this Agreement, so long as each of such parties shall have executed the same or any other separate counterpart hereof.

          14.12. Captions. The captions of the Articles and Sections of this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent or meaning of this Agreement or any of the provisions hereof.

          14.13. Construction. As used herein, the terms (i) "PERSON" shall mean an individual, a corporation, a partnership, a joint venture, a limited liability company, an unincorporated organization, or a governmental entity or any agency or political subdivision thereof, (ii) "INCLUDING" shall mean including, without limiting the generality of the foregoing, (iii) the use of any gender shall include all genders, and (iv) the singular shall include the plural, and vice versa.

          14.14. Partial Invalidity. If any provision or provisions, or any portion of any provision or provisions, of this Agreement are found by a court of competent jurisdiction to be in violation of any applicable constitutional provision or local, state or federal ordinance, statute, law, administrative rule or order, or public policy, and if such court should declare such portion, provision or provisions of this Agreement to be illegal, invalid, unlawful, void, or unenforceable as written, then it is the intent of all parties that any such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Agreement shall be construed and enforced as if such illegal, invalid, unlawful, void, or unenforceable portion, provision or provisions were not contained herein, and that the rights, obligations, and interests of the parties under the remainder of this Agreement shall continue in full force and effect.

          14.15. Time of the Essence. Time is of the essence in this Agreement.

          14.16. Attorneys' Fees. In the event of any litigation arising hereunder, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys' fees and expenses from any other party or parties to such litigation who are determined by final judgment (not subject to further appeal) in such litigation to have defaulted in performing or observing the agreements or undertakings of such other party or parties hereunder or who made a false representation or warranty in or pursuant to this Agreement which default or false representation or warranty was the subject of such litigation, was not waived, and (if the Closing has occurred) survived the Closing.

          14.17. Dow Intention. It is Dow's express intention that his family members, heirs and personal representatives be bound by this Agreement and cooperate fully, in the event of his death prior to the Closing, in an application to secure the appointment of a temporary administrator for his estate, if necessary, for the purpose of performing his obligations hereunder.

          14.18. Defined Terms. For convenience, the following is an alphabetical list of the defined terms used in this Agreement and the Sections or paragraphs in which such terms are defined:

9 Greenway    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
9 Greenway Loan Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.1(g)
9 Greenway Participation Agreement    . . . . . . . . . . . . . . . . . . . . . . . . .  7.1(h)
30th Day    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9.1(a)
AAA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.3(b)
Account Termination Date    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2(f)(i)
Acting Greenway Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.2
Actual Damages    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.4(d)
Actual Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.5(a)(iii)(a)
Ad Valorem Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4.2(b)(iii)
Additional Environmental Reports  . . . . . . . . . . . . . . . . . . . . . . .    14.1(a)(iii)
Additional Title Commitments    . . . . . . . . . . . . . . . . . . . . . . . . . .  13.1(f)(i)
Adjustment Account    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2
Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
Aim Lease   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(vi)
Aim Lease Amendments    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(vi)
Allocated Expenses    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.5(a)(iii)(b)
Arbitration Act    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.3
Arena   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(iii)(c)
Assumed Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.1(a)
Beneficiary   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12.1(bb)
Business Day    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.1(a)(i)
Buy-Sell Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.1(b)
Casualty Loss   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.1(d)
Century   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
Closing   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.2
Closing Date    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10.1(a)
Closing Expenses    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10.3
Coastal Lease Profit Sharing Agreement  . . . . . . . . . . . . . . . . . . . . . . .   14.2(d)
Code    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11.1(g)
Collateral Agreement    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.1(c)
Collection Bank   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(ii)
Common Stock    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8.1
Condemnation Notice   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.1(e)
Crescent Party and Crescent Parties . . . . . . . . . . . . . . . . . . . . . . . . . .    11.1
CRE   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
CRE Affiliate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(f)(i)(b)
Current Contract Year   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(iii)(c)
Custodian Bank    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(ii)
Damages Limitation Amount   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.4(d)
Defaulting Party    . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.4(a)(ii); 13.4(d)
Designated Party    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12.3
Disclosed Environmental Hazard    . . . . . . . . . . . . . . . . . . . . . . . .  14.1(a)(iii)
Disputed Claim or Disputed Claims   . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(c)
Dow   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph

Due Diligence and Underwriting Expenses   . . . . . . . . . . . . . . . . . . . . . 8.5(a)(iii)
Earnest Money   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.1
Earnest Money Interest    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.1
Eastdil   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12.1(bb)
Environmental Laws    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.1(a)(ix)
Escrow Agreement    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.1
Escrowee    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.1
Eastdil Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12.1(bb)
Estimated TI and Commission Expenses Credit   . . . . . . . . . . . . . . . . . . .  4.2(a)(vi)
Estimated TI and Commission Expenses Debit    . . . . . . . . . . . . . . . . . .  4.2(b)(viii)
Existing Environmental Reports    . . . . . . . . . . . . . . . . . . . . . . . .  14.1(a)(iii)
Existing Leases   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2(a)(iii)
Existing Tenants    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2(a)(iii)
Extended Date     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.2(b)(iii)
Federal Kemper    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.7(g)
Final License Fee Credit    . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2(d)(iii)
Final Parking Expense Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(d)(ii)
Final Tax Debit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2(d)(v)
Former Leases   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(iii)(a)
Former Tenants    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(iii)(a)
Funding Commitment    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.1(a)
GP#1    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
GP#9    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
GP Acquisition    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.7(f)
Greenway    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
Greenway Assets   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.1(a)
Greenway Loan Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.1(e)
Greenway Participation Agreement    . . . . . . . . . . . . . . . . . . . . . . . . . .  7.1(f)
Greenway Party and Greenway Parties   . . . . . . . . . . . . . . . . . . . . . . . . . .  11.1
Greenway Properties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.2
including   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.13
Incurred Marketing Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2(b)(III)
Indemnified Party and Indemnified Parties   . . . . . . . . . . . . . . . . . 14.1(a), (b), (c)
Indemnifying Parties    . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.1(a), (b), (c)
Independent Contract Consideration    . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.1
Individual Guaranties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.8
Initial License Fee Credit    . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(iii)(c)(ii)
Initial Parking Expense Credit    . . . . . . . . . . . . . . . . . . . . . . 4.2(a)(iii)(c)(i)
Initial Tax Debit   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2(b)(iii)
Initial Tenant Improvement Expenses   . . . . . . . . . . . . . . . . . . . . . .  4.2(b)(viii)
Initiating Party    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.3(c)
Inspection Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.2
Intercreditor Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7.1(d)
J/K#1   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
J/K#9   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
Kemper    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
Kemper 9 Greenway Partner Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.6
Kemper Affiliate    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.3(a)
Kemper Greenway Partner Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.6
Kemper/K-P Parties    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.4(a)(ii)
Kemper Loans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.6
Kemper Note   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.6

Kemper Participants     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12.1(f)
Kemper Portfolio    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.7(a)(ii)
KFC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.7(a)(viii)
KILICO Realty   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.7(a)(i)
Known Pre-Closing Breach    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.4(d)
K-P   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
K-P 9 Greenway Partner Loans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.5
K-P Greenway Partner Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.5
K-P Inc.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.7(c)
K-P Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.5
Law Engineering   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.1(a)(iii)
Law Reports   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.1(a)(iii)
Lock-up Period   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.3
Maximum Due Diligence and Underwriting Expenses   . . . . . . . . . . . . . . . . . 8.5(a)(iii)
Newco   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.1(a)
Newco Contribution    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.1(d)
Newco Conveyance    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.1(a)
Newco Designee    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.1(a)(i)
Newco Partnership Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.1(b)
New Leases    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(vi)
NML   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
NML 9 Greenway Partner Loans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.4
NML Affiliate     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.3(b)
NML Greenway Partner Loans    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.4
NML Loans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.4
NML Note    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.4
NML Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.4(a)(ii)
NML Renewal Note    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.4
Nomura    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(b)(vi)
Nomura Deed of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13.2(h)
Nomura Note   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(b)(vi)
Non-Acting Greenway Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.7(a)
Nonmaterial Contracts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12.1(s)
Non-Performing Party    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.3
Notice    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.10
Outstanding Indebtedness    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(c)
Objecting Title Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.1(f)(iv)
Other Title Companies   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.1(f)
Owner's Title Policy    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.1(f)
Partnership or Partnerships   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.1
Partnership Agreement or Partnership Agreements   . . . . . . . . . . . . . . . . . . . . . 1.3
Partnership Interest    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.3
Partnership Share   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(vi)
Past-Due Rentals    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(iii)(d)
Per Share Closing Value   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8.1
Per Share Net Proceeds    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8.5(a)(i)
Per Share Settle Up Value   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.5(b)
Performing Party    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13.3
person    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.13
Post-Closing Adjustment Account   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2
Pre-Closing Obligation    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.4(d)
Prime   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.7(d)





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



Proration Time    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2
P/S   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1.7(e)
Rainwater   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.6(e)
Receiving Party   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.3(c)
Redemption Agreement    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5.1(a)
Registration Agreement    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8.4
REIT    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
Releasing Partners    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.3
Rental Commencement Date    . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(vi)
Restricted Person   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.6(c)
Retained Obligations    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.2(c)(III)
Retaining Party   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.5(b)
Rules   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.3
Sale Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.5(a)
Securities Act    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8.3
Selling Party   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8.5(a)
Senterra    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.3
Senterra Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.2(e)
Senterra Operating Charges    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.2(e)
Senterra Termination Payment    . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14.2(e)
SPC   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Introductory paragraph
Subject Dispute   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14.3
Subject Senterra Employees    . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(b)(ix)
Substitute Certificate    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9.4(a)
Summit Parking License    . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(iii)(c)
Tenant Estoppel Letters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.4
Tenant Promissory Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(iii)(b)
TI and Commission Expenses    . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.2(a)(vi)
Title Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.1(f)
Title Commitment    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.1(f)
UCC Search Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.1(g)
Unallocated Excess Amount   . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8.5(a)(iii)
Warranting Party    . . . . . . . . . 1.7(b), 12.1(j), (k), (l), (m), (q), (x), (y), (aa), (bb)

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto effective as of the date first written above.


                                     CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP,
                                     a Delaware limited partnership, by its
                                     sole general partner

                                     BY:    CRESCENT REAL ESTATE EQUITIES, LTD.,
                                            a Delaware corporation

                                            By /s/ Gerald W. Haddock
                                              ---------------------------------------------
                                                   Gerald W. Haddock
                                                   President and Chief Operating Officer



                                     CRE MANAGEMENT III CORP., a Delaware
                                     corporation

                                     By /s/ Gerald W. Haddock
                                        -----------------------------------------------------------
                                            Gerald W. Haddock
                                            President and Chief Operating Officer

                                     CRESCENT REAL ESTATE EQUITIES, INC., a
                                     Maryland corporation


                                     By /s/ Gerald W. Haddock
                                        -----------------------------------------------------------
                                            Gerald W. Haddock
                                            President and Chief Operating Officer

                                     GREENWAY PLAZA, LTD., a Texas limited
                                     partnership, by its undersigned general partners

                                     BY:    NW GREENWAY #1, INC., a Texas corporation

                                            By /s/ Michael R. Buchholz
                                              -----------------------------------------------------
                                                   Michael R. Buchholz
                                                   Vice President

                                     BY:    K-P GREENWAY PLAZA LIMITED
                                            PARTNERSHIP, an Illinois limited partners

                                            By:   K-P Greenway, Inc., an Illinois corporation,
                                                  its sole general partner

                                                  By   /s/    R. Kaislin
                                                    -----------------------------------------------
                                                       Name:  R. Kaislin
                                                            ---------------------------------------
                                                       Title: Authorized Signatory
                                                             --------------------------------------

                                     BY:    J/K - G/P #1, LTD., a Texas limited partnership

                                            By:   J/K Holdings, Inc., a Texas corporation,
                                                  its sole general partner

                                                  By /s/ Kenneth Schnitzer
                                                    -----------------------------------------------
                                                        Kenneth Schnitzer
                                                        Chairman

                                     NINE GREENWAY, LTD., a Texas limited partnership,
                                     by its undersigned general partners

                                     BY:    NW GREENWAY #9, INC., a Texas corporation

                                            By /s/ Michael R. Buchholz
                                              -----------------------------------------------------
                                                   Michael R. Buchholz
                                                   Vice President

                                     BY:    K-P GREENWAY PLAZA LIMITED PARTNERSHIP,
                                            an Illinois limited partners

                                            By:   K-P Greenway, Inc., an Illinois
                                                  corporation, its sole general partner

                                                  By       /s/  Robert Kaislin
                                                     ----------------------------------------------
                                                       Name:    Robert Kaislin
                                                            ---------------------------------------
                                                       Title:   Authorized Signatory
                                                             --------------------------------------

                                     BY:    J/K - G/P #9, LTD., a Texas limited partnership

                                            By:   J/K Holdings, Inc., a Texas corporation,
                                                  its sole general partner

                                                  By   /s/ Kenneth Schnitzer
                                                     ----------------------------------------------
                                                           Kenneth Schnitzer
                                                            Chairman

                                     THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
                                     a Wisconsin corporation

                                     By  /s/ Donald L. O'Dell
                                        -----------------------------------------------------------
                                             Donald L. O'Dell
                                             Vice President, Asset Management

                                     NW GREENWAY #1, INC., a Texas corporation

                                     By  /s/ Michael R. Buchholz
                                        -----------------------------------------------------------
                                             Michael R. Buchholz
                                             Vice President

                                     NW GREENWAY #9, INC., a Texas corporation

                                     By  /s/ Michael R. Buchholz
                                        -----------------------------------------------------------
                                             Michael R. Buchholz
                                             Vice President

                                     K-P GREENWAY PLAZA LIMITED PARTNERSHIP,
                                     an Illinois limited partnership, by its sole general
                                     partner

                                     BY:    K-P GREENWAY, INC., an Illinois corporation


                                            By  /s/  Robert Kaislin
                                               ----------------------------------------------------
                                                  Name:  Robert Kaislin
                                                       --------------------------------------------
                                                  Title:  Authorized Signatory
                                                        -------------------------------------------


                                     J/K - G/P #1, LTD., a Texas limited partnership,
                                     by its sole general partner

                                     BY:    J/K HOLDINGS, INC., a Texas corporation

                                            By  /s/ Kenneth Schnitzer
                                              ----------------------------------------------------
                                                    Kenneth Schnitzer
                                                    Chairman

                                     EDLOE DEVCO, CORP., a Nevada corporation doing
                                     business in Texas under the name Century Devco, Inc.

                                     By  /s/ Neil H. Tofsky
                                       -----------------------------------------------------------
                                             Neil H. Tofsky
                                             Vice President

                                     /s/  MELVIN A. DOW
                                     -------------------------------------------------------------
                                     MELVIN A. DOW, a resident of Harris County, Texas

                                     J/K - G/P #9, LTD., a Texas limited partnership,
                                     by its sole general partner

                                     BY:    J/K HOLDINGS, INC., a Texas corporation

                                            By  /s/ Kenneth Schnitzer
                                              ----------------------------------------------------
                                                    Kenneth Schnitzer
                                                    Chairman

                                     KEMPER INVESTORS LIFE INSURANCE COMPANY, an Illinois corporation

                                     By /s/ Robert Kaislin
                                       -----------------------------------------------------------
                                            Name: Robert Kaislin
                                                 -------------------------------------------------
                                            Its Authorized Signatory

                                     AND

                                     By /s/ William Murray
                                        ----------------------------------------------------------
                                            Name:  William Murray
                                                   -----------------------------------------------
                                            Its Authorized Signatory

                                     KILICO REALTY CORPORATION, an Illinois
                                     corporation, a shareholder of K-P Inc.

                                     By     /s/   Robert Kaislin
                                        ----------------------------------------------------------
                                            Name: Robert Kaislin
                                                  ------------------------------------------------
                                            Its Authorized Signatory

                                     KEMPER PORTFOLIO CORP., a Delaware
                                     corporation, as holder of interests in certain K-P Loans
                                     or Kemper Loans

                                     By     /s/   Beth Schlief
                                       -----------------------------------------------------------
                                            Name: Beth Schlief
                                                 -------------------------------------------------
                                            Its Authorized Signatory

                                     AND

                                     By     /s/   Robert Kaislin
                                       -----------------------------------------------------------
                                            Name: Robert Kaislin
                                            Its Authorized Signatory

                                     K-P GREENWAY, INC., an Illinois corporation, the
                                     general partner of K-P


                                     By     /s/   Robert Kaislin
                                       -----------------------------------------------------------
                                            Name: Robert Kaislin
                                                  ------------------------------------------------
                                            Title: Authorized Signatory
                                                   -----------------------------------------------

                                     THE PRIME GROUP, INC., an Illinois corporation,
                                     a shareholder of K-P Inc. and a general partner of P/S

                                     By     /s/    Jeffrey A. Patterson
                                       -----------------------------------------------------------
                                            Name:  Jeffrey A. Patterson
                                                 -------------------------------------------------
                                            Title: Executive Vice President
                                                  ------------------------------------------------

                                     PRIME/SCHNITZER GREENWAY PARTNERS, a
                                     Texas general partnership, a limited partner in K-P

                                     BY:    THE PRIME GROUP, INC., an Illinois corporation

                                            By     /s/    Jeffrey A. Patterson
                                              ----------------------------------------------------
                                                  Name:  Jeffrey A. Patterson
                                                         -----------------------------------------
                                                  Title: Executive Vice President
                                                         -----------------------------------------
                                            By
                                                  Name:
                                                  Title:

                                     BY:    GREENWAY PLAZA ACQUISITION
                                            CORPORATION, a Nevada corporation

                                            By    /s/    Kenneth Schnitzer
                                              ----------------------------------------------------
                                                  Name:  Kenneth Schnitzer
                                                       -------------------------------------------
                                                  Title: Vice President
                                                        ------------------------------------------

                                     GREENWAY PLAZA ACQUISITION CORPORATION,
                                     Nevada corporation, a general partner in P/S, a limited
                                     partner in K-P, and a holder of an interest in a Kemper Loan

                                     By     /s/     Kenneth Schnitzer
                                       ----------------------------------------------------------
                                            Name:   Kenneth Schnitzer
                                                 ------------------------------------------------
                                            Title:
                                                  -----------------------------------------------

                                     FEDERAL KEMPER LIFE ASSURANCE COMPANY,
                                     an Illinois corporation, as holder of interests in certain
                                     K-P Loans or Kemper Loans

                                     By     /s/    Robert Kaislin
                                        ----------------------------------------------------------
                                            Name:  Robert Kaislin
                                                 -------------------------------------------------
                                            Its Authorized Signatory

                                     AND

                                     By     /s/    William E. Murray
                                        ----------------------------------------------------------
                                            Name:  William E. Murray
                                                 -------------------------------------------------
                                            Its Authorized Signatory

                                     KFC PORTFOLIO CORP., a Delaware
                                     corporation, as holder of interests in certain K-P Loans
                                     or Kemper Loans

                                     By     /s/   Beth Schlief
                                       -----------------------------------------------------------
                                            Name: Beth Schlief
                                                 -------------------------------------------------
                                            Its Authorized Signatory

                                     AND

                                     By     /s/    R.J. Kaislin
                                       -----------------------------------------------------------
                                            Name:  R.J. Kaislin
                                                --------------------------------------------------
                                            Its Authorized Signatory